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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2013 through April 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer Floating
                  Rate Fund

--------------------------------------------------------------------------------
                  Semiannual Report | April 30, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A       FLARX
                  Class C       FLRCX
                  Class K       FLRKX*
                  Class Y       FLYRX
                  Class Z       FLZRX

                  * Share class was first publicly offered on December 11, 2013.

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          55

Notes to Financial Statements                                                 64

Approval of Investment Advisory Agreement                                     76

Trustees, Officers and Service Providers                                      81

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*    Dividends are not guaranteed.

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 3

Portfolio Management Discussion | 4/30/14

Investments in floating-rate bank loans generated modest, positive returns over the six-month period ended April 30, 2014, although changing supply and demand trends at times unsettled the investment backdrop. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the six-month period. Mr. Sharkey, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2014?

A The Fund's Class A shares returned 1.53% at net asset value during the six-month period ended April 30, 2014, while the Fund's benchmark, the Barclays High Yield Loans Performing Index (the Barclays Index), returned 2.18%. During the same period, the average return of the 197 mutual funds in Lipper's Loan Participation Funds category was 1.85%, and the average return of the 232 mutual funds in Morningstar's Bank Loan Funds category was 1.88%.

Q How would you describe the investment environment for bank loan investors during the six-month period ended April 30, 2014?

A Bank loans produced positive performance during the period as a strengthening economy resulted in historically low loan default rates and encouraged investments in the loan asset class. Investors were attracted to the yield advantages that bank loans offered compared with many short-duration alternatives, such as bank deposits or money funds. (Duration is a measure of a security's or portfolio's price sensitivity to changes in interest rates.) In the face of overall strong demand for yield, lower-quality loans, such as those rated B and CCC, and second lien loans, outperformed higher-rated loans. However, changing market supply and demand dynamics did affect the performance of bank loans from month to month during the period. The investment backdrop was quite favorable during the first two months of the period, encompassing November and December of 2013, and even into January of 2014, as significant new flows of investor money poured into retail funds focusing on bank loans, thus increasing demand for all loans. Lower-quality loans significantly outperformed higher-quality loans during that period. However, the increased demand for bank loan investments also led many corporate borrowers to refinance their loans at new, lower interest rates, which ultimately meant lower yields offered by newer bank loans. February 2014 saw a significant increase in the issuance of new bank loans in the

4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 capital markets, resulting in a temporary imbalance in the supply-demand relationship that caused some price depreciation of existing loans. The supply-demand relationship appeared to move back into balance in March 2014, and the asset class generated positive returns for the month. Nevertheless, April 2014 saw an end to a 93-week streak in which the total amount of investment money flowing into bank loans exceeded the amount of money flowing out. The result was some price depreciation in the asset class over the final month of the period.

Q How did you position the Fund's portfolio during the six-month period ended April 30, 2014, and how did that positioning affect the Fund's performance?

A We maintained our emphasis on investments in better-quality loans with strong free cash flow metrics and solid collateralization within the Fund's portfolio during the period. While we think that to be the most prudent way to take advantage of the opportunities available in the floating-rate bank loan market, that approach did hold back the Fund's performance relative to the Barclays Index benchmark during the six-month period, a period when lower-quality loans, especially CCC-rated and second lien loans, outperformed.

     Despite the recent underperformance, we continue to believe that it makes sense to retain our focus on having the portfolio own better-quality loans, as we believe such loans should hold up better in changing market environments over the long run, especially if credit-sensitive securities come under pressure and default rates start rising. During the past six months, as more and more B-rated loans were issued, we did increase the Fund's exposure to that group, but continued to maintain our bias in favor of loans to financially-stronger companies with good free cash flows and the best potential ability to meet their debt obligations.

     At the end of the period on April 30, 2014, according to ratings by Standard & Poor's, nearly 56% of the Fund's total investment portfolio were invested in B-rated loans, nearly 35% was allocated to BB-rated loans, and less than 1% of the Fund's total investment portfolio were invested in CCC-rated loans.

Q What were some of the individual investments in the portfolio that had notable effects on the Fund's performance during the six-month period ended April 30, 2014?

A One of the top contributors to the Fund's performance during the period was a portfolio holding of a loan to Cengage, a college textbook publishing company that restructured its finances and strengthened its balance sheet. Another holding that contributed to the Fund's performance was a loan to

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 5

     Preferred Proppants, a distributor of materials used in natural gas drilling operations. The portfolio also had a small equity position in Newhall Land and Farming Company, a California-based development company, which performed well during the period.

     Disappointing portfolio investments during the six-month period included loans to: Weight Watchers International, the weight management services company that failed to meet earnings expectations; Britax, a manufacturer of car seats for babies and young children that lost market share; and SeaWorld, the operator of water-based theme parks. Sea World's business was hurt by heavy news coverage about a documentary film which focused on the accidental deaths of some whale trainers at the company's location in Orlando, Florida, as well as some of the negative aspects involved with the training of "killer" whales.

Q    What is your investment outlook?

A We anticipate that the Federal Reserve (the Fed) will begin raising short-term interest rates in 2015 and that market interest rates may move higher in anticipation of the Fed's action. Any such moves would benefit floating-rate bank loans, whose yields increase as interest rates rise. In addition, we think the overall domestic economy will continue to expand, although at a moderate pace, thus enabling more companies to improve their financial balance sheets. We think bank loan default rates, which currently are at historically low levels, should remain very low. As of period end, the Fund's default rate continued to be well below that of the benchmark Barclays Index.

     Overall, we believe the current environment of an expanding economy, low default rates and the expectation of rising interest rates should be favorable to investments in floating-rate bank loans. Going forward, we plan to maintain our emphasis on investing the Fund's assets in loans to financially-stronger companies with healthy cash positions, as we think those types of companies should provide opportunities for good performance and greater liquidity over the longer term.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Please refer to the Schedule of Investments on pages 17-54 for a full listing of Fund securities.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 7

Portfolio Summary | 4/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                      90.9%
U.S. Corporate Bonds                                                       4.3%
International Corporate Bonds                                              2.9%
Asset Backed Securities                                                    0.5%
Convertible Preferred Stocks                                               0.5%
Collateralized Mortgage Obligations                                        0.4%
U.S. Preferred Stocks                                                      0.4%
U.S. Common Stocks                                                         0.1%
Municipal Bonds                                                            0.0%*

* Rounds to less than 0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        0.0%*
AA                                                                         0.2%
A                                                                          0.3%
BBB                                                                        4.3%
BB                                                                        34.8%
B                                                                         55.9%
CCC                                                                        0.5%
Not Rated                                                                  0.9%
Cash Equivalent                                                            3.1%

*Rounds to less than 0.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Charter Communications Operating LLC, Term F Loan, 1/1/21             0.55%
--------------------------------------------------------------------------------
 2.  CityCenter Holdings LLC, Term Loan, 10/16/20                          0.52
--------------------------------------------------------------------------------
 3.  Tribune Co., Tranche B Term Loan (First Lien), 11/20/20               0.52
--------------------------------------------------------------------------------
 4.  CWGS Group LLC, Term Loan, 2/20/20                                    0.50
--------------------------------------------------------------------------------
 5.  Drillships Financing Holding, Inc., Term Loan, 3/31/21                0.49
--------------------------------------------------------------------------------
 6.  Fortescue Metals Group Ltd., Bank Loan, 6/30/19                       0.49
--------------------------------------------------------------------------------
 7.  Metaldyne LLC, Tranche B Term Loan, 12/18/18                          0.47
--------------------------------------------------------------------------------
 8.  Avago Technologies Ltd, Tranche B Term Loan (First Lien), 4/16/21     0.46
--------------------------------------------------------------------------------
 9.  American Airlines, Inc., Term Loan, 6/27/19                           0.46
--------------------------------------------------------------------------------
10.  Ardagh Holdings USA, Inc., Dollar Term Loan, 12/9/19                  0.46
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Prices and Distributions | 4/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                        4/30/14                       10/31/13
--------------------------------------------------------------------------------
            A                           $6.93                          $6.95
--------------------------------------------------------------------------------
            C                           $6.94                          $6.96
--------------------------------------------------------------------------------
            Y                           $6.95                          $6.97
--------------------------------------------------------------------------------
            Z                           $6.95                          $6.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                        4/30/14                      12/10/13*
--------------------------------------------------------------------------------
            K                           $6.93                          $6.95
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-4/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Net
                          Investment          Short-Term          Long-Term
          Class             Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
            A              $0.1256               $ --                $ --
--------------------------------------------------------------------------------
            C              $0.1000               $ --                $ --
--------------------------------------------------------------------------------
            K              $0.1159               $ --                $ --
--------------------------------------------------------------------------------
            Y              $0.1363               $ --                $ --
--------------------------------------------------------------------------------
            Z              $0.1339               $ --                $ --
--------------------------------------------------------------------------------

The Barclays High Yield Loans Performing Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+1.25%. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

*    Class K commenced operation on December 10, 2013.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 9

Performance Update | 4/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                                 Barclays
                                                                 High
                            Net                Public            Yield
                            Asset              Offering          Loans
                            Value              Price             Performing
Period                      (NAV)              (POP)             Index (NAV)
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007                   3.93%               3.28%             4.84%
5 Years                     8.30                7.32             10.14
1 Year                      2.60               -2.02              3.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Floating          Barclays High Yield
                               Rate Fund                 Loans Performing Index
2/28/2007                      $  9,550                  $ 10,000
4/30/2007                      $  9,664                  $ 10,181
4/30/2008                      $  9,422                  $  9,955
4/30/2009                      $  8,466                  $  8,704
4/30/2010                      $ 10,477                  $ 11,492
4/30/2011                      $ 11,142                  $ 12,279
4/30/2012                      $ 11,559                  $ 12,610
4/30/2013                      $ 12,294                  $ 13,613
4/30/2014                      $ 12,614                  $ 14,108

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                                 Barclays
                                                                 High
                                                                 Yield
                                                                 Loans
                            If                 If                Performing
Period                      Held               Redeemed          Index
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007                   3.11%              3.11%              4.84%
5 Years                     7.47               7.47              10.14
1 Year                      1.84               1.84               3.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Floating          Barclays High Yield
                               Rate Fund                 Loans Performing Index
2/28/2007                      $ 10,000                  $ 10,000
4/30/2007                      $ 10,095                  $ 10,181
4/30/2008                      $  9,753                  $  9,955
4/30/2009                      $  8,696                  $  8,704
4/30/2010                      $ 10,683                  $ 11,492
4/30/2011                      $ 11,266                  $ 12,279
4/30/2012                      $ 11,582                  $ 12,610
4/30/2013                      $ 12,244                  $ 13,613
4/30/2014                      $ 12,469                  $ 14,108

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 11

Performance Update | 4/30/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                                 Barclays
                                                                 High
                                                                 Yield
                                                                 Loans
                            If                 If                Performing
Period                      Held               Redeemed          Index
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007                   3.96%              3.96%              4.84%
5 Years                     8.35               8.35              10.14
1 Year                      2.82               2.82               3.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Floating          Barclays High Yield
                               Rate Fund                 Loans Performing Index
2/28/2007                      $ 10,000                  $ 10,000
4/30/2007                      $ 10,115                  $ 10,181
4/30/2008                      $  9,862                  $  9,955
4/30/2009                      $  8,861                  $  8,704
4/30/2010                      $ 10,966                  $ 11,492
4/30/2011                      $ 11,662                  $ 12,279
4/30/2012                      $ 12,098                  $ 12,610
4/30/2013                      $ 12,868                  $ 13,613
4/30/2014                      $ 13,231                  $ 14,108

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 10, 2013, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 10, 2013, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                                 Barclays
                                                                 High
                                                                 Yield
                                                                 Loans
                            If                 If                Performing
Period                      Held               Redeemed          Index
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007                   4.16%              4.16%              4.84%
5 Years                     8.63               8.63              10.14
1 Year                      2.95               2.95               3.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                            Gross              Net
--------------------------------------------------------------------------------
                            0.83%              0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                               Pioneer Floating          Barclays High Yield
                               Rate Fund                 Loans Performing Index
2/28/2007                      $  5,000,000              $ 5,000,000
4/30/2007                      $  5,057,400              $ 5,090,732
4/30/2008                      $  4,933,654              $ 4,977,316
4/30/2009                      $  4,433,295              $ 4,351,911
4/30/2010                      $  5,504,693              $ 5,746,192
4/30/2011                      $  5,866,555              $ 6,139,730
4/30/2012                      $  6,093,369              $ 6,304,798
4/30/2013                      $  6,514,421              $ 6,806,517
4/30/2014                      $  6,706,511              $ 7,054,110

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 13

Performance Update | 4/30/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                                 Barclays
                                                                 High
                                                                 Yield
                                                                 Loans
                            If                 If                Performing
Period                      Held               Redeemed          Index
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007                   4.03%              4.03%              4.84%
5 Years                     8.45               8.45              10.14
1 Year                      2.81               2.81               3.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                            Gross              Net
--------------------------------------------------------------------------------
                            0.98%              0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                               Pioneer Floating          Barclays High Yield
                               Rate Fund                 Loans Performing Index
2/28/2007                      $ 10,000                  $ 10,000
4/30/2007                      $ 10,115                  $ 10,181
4/30/2008                      $  9,862                  $  9,955
4/30/2009                      $  8,861                  $  8,704
4/30/2010                      $ 10,966                  $ 11,492
4/30/2011                      $ 11,662                  $ 12,279
4/30/2012                      $ 12,120                  $ 12,610
4/30/2013                      $ 12,928                  $ 13,613
4/30/2014                      $ 13,292                  $ 14,108

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on August 8, 2011, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on August 8, 2011, would have been higher than the performance shown. For the period beginning August 8, 2011, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2013, through April 30, 2014.

--------------------------------------------------------------------------------
Share Class                   A           C          K          Y          Z
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/13
--------------------------------------------------------------------------------
Ending Account            $1,015.30   $1,011.50  $1,013.90  $1,016.80  $1,016.40
Value (after expenses)
on 4/30/14
--------------------------------------------------------------------------------
Expenses Paid             $    5.25   $    8.88  $    2.68  $    3.50  $    4.50
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.78%, 0.69%, 0.70% and 0.90% for Class A, Class C, Class K, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 181/365 and 141/365 for Class K (to reflect the partial year period).

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2013, through April 30, 2014.

--------------------------------------------------------------------------------
Share Class                   A           C          K          Y          Z
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/13
--------------------------------------------------------------------------------
Ending Account            $1,019.59   $1,015.97  $1,016.65  $1,021.32  $1,020.33
Value (after expenses)
on 4/30/14
--------------------------------------------------------------------------------
Expenses Paid             $    5.26   $    8.90  $    2.69  $    3.51  $    4.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.78%, 0.69%, 0.70% and 0.90% for Class A, Class C, Class K, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 181/365 and 141/365 for Class K (to reflect the partial year period).

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Schedule of Investments | 4/30/14 (unaudited)

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 PREFERRED STOCKS -- 0.4%
                                                 BANKS -- 0.1%
                                                 Diversified Banks -- 0.1%
            28,000       6.00          A-/Baa1   US Bancorp, Floating Rate Note
                                                 (Perpetual)                              $      775,600
                                                                                          --------------
                                                 Total Banks                              $      775,600
--------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.3%
                                                 Other Diversified Financial
                                                 Services -- 0.3%
            70,450       7.88          BB+/Ba2   Citigroup Capital XIII, Floating Rate
                                                 Note, 10/30/40                           $    1,920,467
            40,000       8.12             B/B3   GMAC Capital Trust I, Floating Rate
                                                 Note, 2/15/40                                 1,099,600
                                                                                          --------------
                                                                                          $    3,020,067
                                                                                          --------------
                                                 Total Diversified Financials             $    3,020,067
--------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (Cost $3,813,830)                        $    3,795,667
--------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE PREFERRED
                                                 STOCKS -- 0.0%+
                                                 CAPITAL GOODS -- 0.0%+
                                                 Industrial Machinery -- 0.0%+
             1,000                     NR/Baa3   Stanley Black & Decker, Inc., 4.75%,
                                                 11/17/15                                 $      129,960
                                                                                          --------------
                                                 Total Capital Goods                      $      129,960
--------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE
                                                 PREFERRED STOCKS
                                                 (Cost $100,000)                          $      129,960
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------------------
                                                 COMMON STOCKS -- 0.2%
                                                 CONSUMER SERVICES -- 0.1%
                                                 Education Services -- 0.1%
            26,266                               Cengage Learning Holdings II LP          $      959,799
                                                                                          --------------
                                                 Total Consumer Services                  $      959,799
--------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.1%
                                                 Real Estate Development -- 0.1%
           107,296                               Newhall Land Development LLC *           $      482,832
                                                                                          --------------
                                                 Total Real Estate                        $      482,832
--------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (Cost $1,090,152)                        $    1,442,631
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 17

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 ASSET BACKED
                                                 SECURITIES -- 0.5%
                                                 TRANSPORTATION -- 0.1%
                                                 Marine Ports & Services -- 0.1%
           418,941                        A/NR   Global Container Assets 2013-1,
                                                 Ltd., 2.2%, 11/5/28 (144A)               $      422,707
                                                                                          --------------
                                                 Total Transportation                     $      422,707
--------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.0%+
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.0%+
           120,508                       BB/NR   Westgate Resorts 2012-2 LLC, 9.0%,
                                                 1/20/25 (144A)                           $      124,462
                                                                                          --------------
                                                 Total Consumer Services                  $      124,462
--------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.4%
                                                 Thrifts & Mortgage Finance -- 0.4%
            53,334       0.42         BB+/Baa3   Aegis Asset Backed Securities Trust
                                                 2005-5, Floating Rate Note,
                                                 12/25/35                                 $       50,114
           244,768       0.78          AAA/Aaa   Bayview Financial Acquisition Trust,
                                                 Floating Rate Note, 5/28/44                     243,755
           157,412       0.43          AA+/Aa1   Bear Stearns Asset Backed Securities
                                                 Trust 2006-1, Floating Rate Note,
                                                 2/25/36                                         155,377
           768,449       0.66          NR/Baa1   First Franklin Mortgage Loan Trust
                                                 2005-FFH3, Floating Rate Note,
                                                 9/25/35                                         753,305
           625,103       0.26          CCC/Ba1   Home Equity Asset Trust 2006-8,
                                                 Floating Rate Note, 3/25/37                     612,396
           390,466       0.47          A+/Baa1   Morgan Stanley Home Equity Loan
                                                 Trust 2005-4, Floating Rate Note,
                                                 9/25/35                                         376,774
           563,661       0.91          BBB/Ba2   NovaStar Mortgage Funding Trust
                                                 Series 2003-1, Floating Rate Note,
                                                 5/25/33                                         522,409
           640,095       0.41          AA+/Aa3   Option One Mortgage Loan Trust
                                                 2005-4 Asset-Backed Certificates
                                                 Series 2005-4, Floating Rate Note,
                                                 11/25/35                                        628,481
            81,129       0.53           AA+/NR   Wells Fargo Home Equity Asset-
                                                 Backed Securities 2005-3 Trust,
                                                 Floating Rate Note, 12/25/35                     79,907
                                                                                          --------------
                                                                                          $    3,422,518
                                                                                          --------------
                                                 Total Banks                              $    3,422,518
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.0%+
                                                 Specialized Finance -- 0.0%+
           272,991       0.58         CCC/Caa2   Lease Investment Flight Trust, Floating
                                                 Rate Note, 7/15/31                       $      196,553
           272,991       0.54         CCC/Caa2   Lease Investment Flight Trust, Floating
                                                 Rate Note, 7/15/31                              196,553
                                                                                          --------------
                                                                                          $      393,106
                                                                                          --------------
                                                 Total Diversified Financials             $      393,106
--------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET BACKED SECURITIES
                                                 (Cost $4,241,055)                        $    4,362,793
--------------------------------------------------------------------------------------------------------
                                                 COLLATERALIZED MORTGAGE
                                                 OBLIGATIONS -- 0.5%
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 0.1%
                                                 Health Care Distributors -- 0.1%
           500,000       0.00            NR/NR   Acis CLO, Ltd., Floating Rate Note,
                                                 5/1/26                                   $      500,000
                                                                                          --------------
                                                 Total Health Care Equipment
                                                 & Services                               $      500,000
--------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.3%
                                                 Thrifts & Mortgage Finance -- 0.3%
           250,000       0.95          AA-/Aa1   ACA CLO 2006-2, Ltd., Floating Rate
                                                 Note, 1/20/21 (144A)                     $      242,551
           107,389       2.33            BB/B2   American Home Mortgage Investment
                                                 Trust 2005-1, Floating Rate Note,
                                                 6/25/45                                         106,365
           221,439       2.33          AA+/Ba1   American Home Mortgage Investment
                                                 Trust 2005-1, Floating Rate Note,
                                                 6/25/45                                         224,237
           110,012       2.14          BBB+/A1   Ares VR CLO, Ltd., Floating Rate Note,
                                                 2/24/18 (144A)                                  109,984
         1,000,000       3.11            BB/NR   JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2013-FL3,
                                                 Floating Rate Note, 4/15/28 (144A)              999,913
           300,000       4.41         BBB/Baa3   NorthStar 2012-1 Mortgage Trust,
                                                 Floating Rate Note, 8/25/29 (144A)              304,342
           125,817       0.75          BB+/Ba3   RALI Series 2004-QS5 Trust, Floating
                                                 Rate Note, 4/25/34                              123,605
           295,736       0.93          AA/Baa3   Sequoia Mortgage Trust 2004-12,
                                                 Floating Rate Note, 1/20/35                     271,643
                                                                                          --------------
                                                                                          $    2,382,640
                                                                                          --------------
                                                 Total Banks                              $    2,382,640
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 19

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.1%
                                                 Other Diversified Financial
                                                 Services -- 0.1%
           300,000       1.04          AA+/Aaa   Stanfield Bristol CLO, Ltd., Floating
                                                 Rate Note, 10/15/19 (144A)               $      294,430
           583,702       4.15            NR/A2   Velocity Commercial Capital Loan
                                                 Trust 2011-1, Floating Rate Note,
                                                 8/25/40 (144A)                                  513,658
                                                                                          --------------
                                                                                          $      808,088
--------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.0%+
           500,000       1.69          AA+/Aaa   KKR Financial CLO 2007-1, Ltd.,
                                                 Floating Rate Note, 5/15/21 (144A)       $      487,090
                                                                                          --------------
                                                 Total Diversified Financials             $    1,295,178
--------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED
                                                 MORTGAGE OBLIGATIONS
                                                 (Cost $4,116,333)                        $    4,177,818
--------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS -- 7.1%
                                                 ENERGY -- 0.9%
                                                 Oil & Gas Drilling -- 0.0%+
           100,000                       B-/B3   Offshore Group Investment, Ltd.,
                                                 7.5%, 11/1/19                            $      104,000
--------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment &
                                                 Services -- 0.0%+
           500,000                        B/B3   Seitel, Inc., 9.5%, 4/15/19              $      520,000
--------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- 0.4%
         2,000,000                       B-/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                                 10/15/18                                 $    2,140,000
           500,000                      B/Caa1   PetroQuest Energy, Inc., 10.0%,
                                                 9/1/17                                          532,500
           500,000                      BB/Ba2   Range Resources Corp., 8.0%,
                                                 5/15/19                                         522,500
                                                                                          --------------
                                                                                          $    3,195,000
--------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- 0.5%
         1,360,000                      BB/Ba3   Gibson Energy, Inc., 6.75%, 7/15/21
                                                 (144A)                                   $    1,468,800
         1,405,000                     BB+/Ba1   NuStar Logistics LP, 6.75%, 2/1/21            1,533,206
         1,185,000                     BB+/Ba3   Sabine Pass Liquefaction LLC,
                                                 5.625%, 2/1/21                                1,223,512
                                                                                          --------------
                                                                                          $    4,225,518
                                                                                          --------------
                                                 Total Energy                             $    8,044,518
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.5%
                                                 Specialty Chemicals -- 0.1%
           900,000                       B-/B3   INEOS Group Holdings SA, 5.875%,
                                                 2/15/19                                  $      918,000
--------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 0.1%
           350,000                       B+/NR   Cemex SAB de CV, 5.875%, 3/25/19
                                                 (144A)                                   $      359,625
           650,000       5.23            B+/NR   Cemex SAB de CV, Floating Rate Note,
                                                 9/30/15 (144A)                                  668,688
                                                                                          --------------
                                                                                          $    1,028,313
--------------------------------------------------------------------------------------------------------
                                                 Paper Packaging -- 0.1%
           500,000                     BB+/Ba3   Graphic Packaging International, Inc.,
                                                 7.875%, 10/1/18                          $      531,250
           915,000                        B/B3   Packaging Dynamics Corp., 8.75%,
                                                 2/1/16 (144A)                                   942,450
                                                                                          --------------
                                                                                          $    1,473,700
--------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 0.1%
           600,000                     CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20            $      589,500
--------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.1%
           795,000                     BB-/Ba3   Resolute Forest Products, Inc.,
                                                 5.875%, 5/15/23 (144A)                   $      773,138
                                                                                          --------------
                                                 Total Materials                          $    4,782,651
--------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.3%
                                                 Aerospace & Defense -- 0.1%
           500,000                     BB-/Ba3   Bombardier, Inc., 4.25%, 1/15/16
                                                 (144A)                                   $      519,375
--------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.1%
         1,025,000       5.75        BBB+/Baa2   Stanley Black & Decker, Inc., Floating
                                                 Rate Note, 12/15/53                      $    1,108,281
--------------------------------------------------------------------------------------------------------
                                                 Electrical Components &
                                                 Equipment -- 0.0%+
           250,000                       B-/B3   WireCo WorldGroup, Inc., 9.5%,
                                                 5/15/17                                  $      255,625
--------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.0%+
           500,000                        B/B3   Constellation Enterprises LLC,
                                                 10.625%, 2/1/16 (144A)                   $      420,000
--------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- 0.1%
           570,000                        B/B2   Avis Budget Car Rental LLC, 5.5%,
                                                 4/1/23                                   $      575,700
                                                                                          --------------
                                                 Total Capital Goods                      $    2,878,981
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 21

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES &
                                                 SUPPLIES -- 0.2%
                                                 Diversified Support Services -- 0.2%
         1,400,000                     BB-/Ba1   Iron Mountain, Inc., 6.0%, 8/15/23       $    1,487,500
                                                                                          --------------
                                                 Total Commercial Services
                                                 & Supplies                               $    1,487,500
--------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.2%
                                                 Airlines -- 0.2%
         1,500,000                      BB-/B1   Air Canada, 6.75%, 10/1/19 (144A)        $    1,616,250
                                                                                          --------------
                                                 Total Transportation                     $    1,616,250
--------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.2%
                                                 Auto Parts & Equipment -- 0.2%
         1,600,000                      BB+/B2   Dana Holding Corp., 6.0%, 9/15/23        $    1,684,000
                                                                                          --------------
                                                 Total Automobiles & Components           $    1,684,000
--------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.4%
                                                 Homebuilding -- 0.4%
           480,000                      BB-/B2   Brookfield Residential Properties,
                                                 Inc.,
                                                 6.125%, 7/1/22 (144A)                    $      490,800
         1,415,000                      BB/Ba1   DR Horton, Inc., 5.75%, 8/15/23               1,503,438
         1,500,000                     BB-/Ba3   Lennar Corp., 4.5%, 6/15/19                   1,516,875
                                                                                          --------------
                                                                                          $    3,511,113
                                                                                          --------------
                                                 Total Consumer Durables & Apparel        $    3,511,113
--------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 0.1%
                                                 Advertising -- 0.1%
           770,000                       B-/B3   MDC Partners, Inc., 6.75%, 4/1/20
                                                 (144A)                                   $      814,275
--------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- 0.0%+
EURO       150,000                       B+/B1   Nara Cable Funding II, Ltd., 8.5%,
                                                 3/1/20 (144A)                            $      248,656
           210,000       0.76            A-/A3   NBCUniversal Enterprise, Inc.,
                                                 Floating
                                                 Rate Note, 4/15/16 (144A)                       210,776
                                                                                          --------------
                                                                                          $      459,432
                                                                                          --------------
                                                 Total Media                              $    1,273,707
--------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.1%
                                                 Specialty Stores -- 0.1%
           660,000                     BB-/Ba3   Outerwall, Inc., 6.0%, 3/15/19           $      684,750
                                                                                          --------------
                                                 Total Retailing                          $      684,750
--------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 0.1%
                                                 Packaged Foods & Meats -- 0.1%
           498,000                        B/B1   Chiquita Brands International,
                                                 Inc.,
                                                 7.875%, 2/1/21                           $      555,270
                                                                                          --------------
                                                 Total Food, Beverage & Tobacco           $      555,270
--------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.1%
                                                 Personal Products -- 0.1%
         1,020,000                   BBB-/Baa3   Avon Products, Inc., 5.0%, 3/15/23       $    1,027,365
                                                                                          --------------
                                                 Total Household & Personal
                                                 Products                                 $    1,027,365
--------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 0.6%
                                                 Health Care Equipment -- 0.1%
           713,000                       B+/B2   Physio-Control International, Inc.,
                                                 9.875%, 1/15/19 (144A)                   $      793,212
--------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 0.4%
           685,000                       B-/B3   CHS, Inc., 8.0%, 11/15/19                $      749,219
         3,050,000                      B+/Ba3   Tenet Healthcare Corp., 4.375%,
                                                 10/1/21                                       2,924,188
                                                                                          --------------
                                                                                          $    3,673,407
--------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.1%
         1,000,000                        B/B3   MedAssets, Inc., 8.0%, 11/15/18          $    1,062,500
                                                                                          --------------
                                                 Total Health Care Equipment
                                                 & Services                               $    5,529,119
--------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS,
                                                 BIOTECHNOLOGY & LIFE
                                                 SCIENCES -- 0.1%
                                                 Biotechnology -- 0.1%
         1,000,000                   BBB-/Baa3   Warner Chilcott Co. LLC, 7.75%,
                                                 9/15/18                                  $    1,062,500
                                                                                          --------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences            $    1,062,500
--------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.1%
                                                 Regional Banks -- 0.1%
           560,000       4.45         BBB/Baa3   The PNC Financial Services Group,
                                                 Inc., Floating Rate Note (Perpetual)     $      560,000
                                                                                          --------------
                                                 Total Banks                              $      560,000
--------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.1%
                                                 Other Diversified Financial
                                                 Services -- 0.0%+
           500,000       1.05          A-/Baa2   Bank of America Corp., Floating
                                                 Rate Note, 3/22/16                       $      503,302
--------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.1%
           615,000                       B+/B2   Nationstar Mortgage LLC, 6.5%,
                                                 8/1/18                                   $      619,612
                                                                                          --------------
                                                 Total Diversified Financials             $    1,122,914
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 23

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 1.6%
                                                 Property & Casualty
                                                 Insurance -- 0.0%+
           250,000                   BBB-/Baa3   Fidelity National Financial, Inc.,
                                                 5.5%, 9/1/22                             $      270,827
--------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 1.6%
           250,000       4.25           BB+/NR   Armor Re, Ltd., Floating Rate Note,
                                                 5/14/14 (Cat Bond) (144A)                $      250,125
           500,000       3.42            BB/NR   Atlas IX Capital, Ltd., Floating Rate
                                                 Note, 1/17/19 (Cat Bond) (144A)                 511,450
           250,000       8.10           BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                                 Rate Note, 1/7/16 (Cat
                                                 Bond) (144A)                                    261,750
           500,000       4.30           BB+/NR   Blue Danube II, Ltd., Floating Rate
                                                 Note, 5/23/16 (Cat Bond) (144A)                 507,800
           250,000       2.55           BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                                 Note, 5/3/16 (Cat Bond) (144A)                  249,875
           750,000       5.29           BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                                 3/7/16 (Cat Bond) (144A)                        761,100
           250,000       6.89            NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                                 4/7/17 (Cat Bond) (144A)                        261,875
           250,000       4.73          NR/Baa1   Combine Re, Ltd., Floating Rate
                                                 Note, 1/7/15 (Cat Bond) (144A)                  254,050
           250,000      10.26           BB-/NR   Compass Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                  255,225
           250,000       9.01           BB-/NR   Compass Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                  254,125
           250,000       9.05            BB/NR   East Lane Re V, Ltd., Floating Rate
                                                 Note, 3/16/16 (Cat Bond) (144A)                 268,875
           250,000       6.70            BB/NR   East Lane Re, Ltd., Floating Rate
                                                 Note, 3/13/15 (Cat Bond) (144A)                 258,275
           250,000       6.68           BB-/NR   Embarcadero Reinsurance, Ltd.,
                                                 Floating Rate Note, 2/4/16 (Cat
                                                 Bond) (144A)                                    251,875
           350,000       5.03           BB+/NR   Foundation Re III, Ltd., Floating Rate
                                                 Note, 2/25/15 (Cat Bond) (144A)                 354,515
           300,000       8.40           BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                                 2/5/15 (Cat Bond) (144A)                        306,810
           250,000       4.05           BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                                 6/28/16 (Cat Bond) (144A)                       254,925
           400,000       0.00           BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                                 Note, 4/30/18 (Cat Bond) (144A)                 401,080
           350,000       4.05            BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                                 Note, 5/18/16 (Cat Bond) (144A)                 355,425

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
           250,000       9.03            BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                                 3/12/15 (Cat Bond) (144A)                $      258,850
           250,000       8.24           NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                                 5/7/15 (Cat Bond) (144A)                        263,150
           750,000       8.55            B+/NR   Mythen Re, Ltd., Series 2012-2
                                                 Class A, Floating Rate Note, 1/5/17
                                                 (Cat Bond) (144A)                               795,600
           500,000       7.28           BB-/NR   Northshore Re, Ltd., Floating Rate
                                                 Note, 7/5/16 (Cat Bond) (144A)                  519,000
           550,000       7.56           BB-/NR   Queen Street IV Capital, Ltd., Floating
                                                 Rate Note, 4/9/15 (Cat
                                                 Bond) (144A)                                    564,355
           250,000      10.58             B/NR   Queen Street VI Re, Ltd., Floating Rate
                                                 Note, 4/9/15 (Cat Bond) (144A)                  261,900
           600,000       8.65             B/NR   Queen Street VII Re, Ltd., Floating Rate
                                                 Note, 4/8/16 (Cat Bond) (144A)                  636,780
           500,000       8.80            B+/NR   Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                    527,850
           500,000       9.06           BB-/NR   Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/15 (Cat
                                                 Bond) (144A)                                    524,950
           750,000       4.55           BB+/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                    776,400
           350,000      10.05           BB-/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16 (Cat
                                                 Bond) (144A)                                    388,640
           250,000       9.30            B-/NR   Residential Reinsurance 2013, Ltd.,
                                                 Floating Rate Note, 6/6/17 (Cat
                                                 Bond) (144A)                                    261,600
           500,000       4.03            BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                                 5/5/17 (Cat Bond) (144A)                        504,600
           500,000       3.53           BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                                 5/5/17 (Cat Bond) (144A)                        503,450
           250,000      11.01            NR/B2   Successor X, Ltd., Floating Rate Note,
                                                 1/27/15 (Cat Bond) (144A)                       255,375
           250,000      11.28            B-/NR   Successor X, Ltd., Floating Rate Note,
                                                 11/10/15 (Cat Bond) (144A)                      265,750
           250,000       8.53            B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                                 5/9/16 (Cat Bond) (144A)                        267,025
           300,000       2.72          BBB-/NR   Vita Capital V, Ltd., Floating Rate Note,
                                                 1/15/17 (Cat Bond) (144A)                       304,830
                                                                                          --------------
                                                                                          $   13,899,260
                                                                                          --------------
                                                 Total Insurance                          $   14,170,087
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 25

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.1%
                                                 Specialized REIT -- 0.1%
           500,000                      BB/Ba3   Aviv Healthcare Properties LP,
                                                 7.75%, 2/15/19                           $      536,250
                                                                                          --------------
                                                 Total Real Estate                        $      536,250
--------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.3%
                                                 Internet Software & Services -- 0.1%
           795,000                    BB+/Baa3   VeriSign, Inc., 4.625%, 5/1/23           $      761,212
--------------------------------------------------------------------------------------------------------
                                                 Data Processing & Outsourced
                                                 Services -- 0.0%+
           250,000                       B+/B1   First Data Corp., 8.875%, 8/15/20
                                                 (144A)                                   $      277,188
--------------------------------------------------------------------------------------------------------
                                                 Application Software -- 0.2%
         1,300,000                       BB/B2   ACI Worldwide, Inc., 6.375%,
                                                 8/15/20 (144A)                           $    1,368,250
                                                                                          --------------
                                                 Total Software & Services                $    2,406,650
--------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 0.3%
                                                 Computer Storage &
                                                 Peripherals -- 0.3%
         2,755,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%,
                                                 6/1/23 (144A)                            $    2,758,444
                                                                                          --------------
                                                 Total Technology Hardware
                                                 & Equipment                              $    2,758,444
--------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION
                                                 SERVICES -- 0.6%
                                                 Integrated Telecommunication
                                                 Services -- 0.6%
           405,000                        B/B3   Cincinnati Bell, Inc., 8.375%,
                                                 10/15/20                                 $      445,500
           750,000                     BB-/Ba3   MasTec, Inc., 4.875%, 3/15/23                   723,750
           805,000       1.76        BBB+/Baa1   Verizon Communications, Inc., Floating
                                                 Rate Note, 9/15/16                              828,418
           600,000                     BB-/Ba3   Virgin Media Secured Finance Plc,
                                                 5.375%, 4/15/21 (144A)                          615,000
         1,320,000                        B/B1   Windstream Corp., 7.75%, 10/1/21              1,428,900
         1,000,000                        B/B1   Windstream Corp., 8.125%, 9/1/18              1,057,500
                                                                                          --------------
                                                                                          $    5,099,068
--------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 0.0%+
           550,000       0.62            A-/A3   Vodafone Group Plc, Floating Rate
                                                 Note, 2/19/16                            $      550,847
                                                                                          --------------
                                                 Total Telecommunication Services         $    5,649,915
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.2%
                                                 Gas Utilities -- 0.0%+
           250,000                        B/B2   Ferrellgas LP, 6.5%, 5/1/21              $      262,500
--------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers &
                                                 Energy Traders -- 0.2%
         1,600,000                      BB-/B1   NRG Energy, Inc., 6.25%, 7/15/22
                                                 (144A)                                   $    1,654,000
           375,000                       NR/B2   Star Energy Geothermal Wayang
                                                 Windu, Ltd., 6.125%, 3/27/20
                                                 (144A)                                          367,500
                                                                                          --------------
                                                                                          $    2,021,500
                                                                                          --------------
                                                 Total Utilities                          $    2,284,000
--------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $62,409,290)                       $   63,625,984
--------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 0.1%
                                                 Municipal General -- 0.1%
           500,000                       AA/A2   JobsOhio Beverage System, 0.872%,
                                                 1/1/15                                   $      501,810
--------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (Cost $500,000)                          $      501,810
--------------------------------------------------------------------------------------------------------
                                                 SENIOR FLOATING RATE LOAN
                                                 INTERESTS -- 88.4% **
                                                 ENERGY -- 4.0%
                                                 Oil & Gas Drilling -- 1.2%
         4,218,125       6.00            B+/B1   Drillships Financing Holding, Inc.,
                                                 Term Loan, 3/31/21                       $    4,278,761
         2,722,500       5.75            B-/B3   Offshore Group Investment, Ltd.,
                                                 Term Loan, 3/28/19                            2,728,171
         3,218,678       4.50            B+/B1   Pacific Drilling SA, Term Loan,
                                                 6/3/18                                        3,223,708
                                                                                          --------------
                                                                                          $   10,230,640
--------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment &
                                                 Services -- 0.3%
         1,695,750       0.00            B+/B3   FR Dixie Acquisition Corp., Term
                                                 Loan, 1/23/21                            $    1,693,630
           270,000       0.00            B-/B2   FTS International, Inc., Term Loan
                                                 (First Lien), 4/1/21                            271,561
         1,025,000       5.25          BB+/Ba1   McDermott International Inc.,
                                                 Tranche B Term Loan (First Lien),
                                                 4/11/19                                       1,032,262
                                                                                          --------------
                                                                                          $    2,997,453
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 27

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Integrated Oil & Gas -- 0.5%
         1,884,154       5.25          BB-/Ba3   ExGen Renewables I LLC, Term
                                                 Loan, 2/5/21                             $    1,914,771
           791,298       4.50         BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                                 Loan, 5/2/16                                    797,232
         1,371,563       0.00          BB-/Ba3   Seadrill Operating LP, Term Loan,
                                                 2/14/21                                       1,358,597
                                                                                          --------------
                                                                                          $    4,070,600
--------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- 0.8%
         1,650,000       3.50           B+/Ba3   EP Energy LLC, Term Loan, 5/24/18        $    1,644,156
         2,440,871       3.88          BB-/Ba2   Fieldwood Energy LLC, Term Loan,
                                                 9/25/18                                       2,434,261
         3,050,000       5.00            B-/B1   Samson Investment Co., Term Loan,
                                                 9/25/18                                       3,056,673
                                                                                          --------------
                                                                                          $    7,135,090
--------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining &
                                                 Marketing -- 0.5%
         1,741,913       3.75           BB/Ba2   Pilot Travel Centers LLC, Term Loan,
                                                 3/30/18                                  $    1,749,172
           795,000       2.40         BBB-/Ba1   Tesoro Corp., Initial Term Loan,
                                                 1/11/16                                         800,962
         1,795,500       4.25           BB-/B1   Western Refining, Inc., Term Loan
                                                 2013, 11/12/20                                1,802,982
                                                                                          --------------
                                                                                          $    4,353,116
--------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- 0.2%
         2,039,750       6.50             B/B3   Atlas Energy LP, Term Loan, 7/31/19      $    2,058,873
--------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 0.5%
           195,833       0.00            NR/NR   Bumi Resources Tbk PT, Term Loan,
                                                 8/15/14                                  $      160,338
         3,233,750       5.50           B+/Ba3   Foresight Energy LLC, Term Loan,
                                                 8/21/20                                       3,261,373
         1,303,558       7.25             B/B3   Walter Energy, Inc., Term Loan,
                                                 4/2/18                                        1,259,292
                                                                                          --------------
                                                                                          $    4,681,003
                                                                                          --------------
                                                 Total Energy                             $   35,526,775
--------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 8.7%
                                                 Commodity Chemicals -- 0.3%
         2,443,041       4.00          BB+/Ba2   Tronox Pigments BV, Term Loan,
                                                 3/19/20                                  $    2,445,714
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Diversified Chemicals -- 1.3%
         3,098,346       3.50         BBB-/Ba1   Eagle Spinco, Inc., Term Loan,
                                                 1/28/17                                  $    3,102,219
         2,158,560       5.00            B+/B2   Nexeo Solutions LLC, Initial Term
                                                 Loan, 2/26/17                                 2,155,862
         1,776,075       4.25           BB-/B1   OXEA Sarl, Term Loan, 1/15/20                 1,778,295
           737,751       5.50             B/B1   Royal Adhesives & Sealants LLC,
                                                 Term Loan, 7/31/18                              744,821
         2,233,125       3.75           BB/Ba3   Tata Chemicals North America, Inc.,
                                                 Term Loan, 8/7/20                             2,230,334
         1,482,141       5.00            B+/B3   Univar, Term B Loan, 2/14/17                  1,481,612
                                                                                          --------------
                                                                                          $   11,493,143
--------------------------------------------------------------------------------------------------------
                                                 Specialty Chemicals -- 2.3%
         1,863,736       4.50           B+/Ba3   Allnex Luxembourg & CY SCA, Term
                                                 Loan, 10/4/19                            $    1,868,396
           967,003       4.50           B+/Ba3   Allnex Luxembourg & CY SCA, Term
                                                 Loan, 10/4/19                                   969,421
         2,576,675       3.24           BB-/B1   Axalta Coating Systems US Holdings,
                                                 Inc., Term Loan, 2/1/20                       2,573,276
         1,668,342       3.50          BB+/Ba1   Chemtura Corp., Term Loan, 8/29/16            1,672,860
           859,827       2.69          BB+/Ba2   Huntsman International LLC, Term
                                                 Loan, 4/19/17                                   858,967
         2,729,375       4.00           BB-/B1   MacDermid, Inc., Term Loan, 6/7/20            2,723,916
         2,034,175       4.25            B+/NR   OMNOVA Solutions, Inc., Term Loan,
                                                 5/31/18                                       2,041,803
         3,556,485       4.00            NR/NR   PQ Corp., Term Loan, 8/7/17                   3,557,819
         1,927,379       3.25           BB-/NR   Taminco Global Chemical Corp., Term
                                                 Loan, 2/15/19                                 1,914,731
           533,140       2.48         BBB-/Ba2   WR Grace & Co., Term Loan, 1/23/21              530,808
         1,492,791       3.00         BBB-/Ba2   WR Grace & Co., Term Loan, 1/23/21            1,486,260
                                                                                          --------------
                                                                                          $   20,198,257
--------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 0.3%
           157,558       4.25            B/Ba3   CeramTec Acquisition Corp., Term
                                                 Loan, 8/30/20                            $      157,492
           486,700       4.25            B/Ba3   CeramTec GmbH, Term Loan, 8/30/20               486,497
         1,590,594       4.25            B/Ba3   CeramTec Service GmbH, Term Loan,
                                                 8/30/20                                       1,589,931
                                                                                          --------------
                                                                                          $    2,233,920
--------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 1.0%
         3,990,000       4.25           B+/Ba3   Ardagh Holdings USA, Inc., Dollar
                                                 Term Loan, 12/9/19                       $    3,999,975
           316,000       0.00           B+/Ba3   Ardagh Holdings USA, Inc., Tranche
                                                 B-3 Term Loan (First Lien), 12/17/19            315,605

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 29

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Metal & Glass
                                                 Containers -- (continued)
         2,968,207       4.50             B/B1   BWAY Holding Co., Initial Term Loan,
                                                 8/31/17                                  $    2,982,585
           600,000       0.00             B/B1   Rexam PLC, Tranche B Term Loan
                                                 (First Lien), 4/11/21                           599,625
         1,425,260       4.25             B/B1   Tank Holding Corp., 7/9/19                    1,422,884
                                                                                          --------------
                                                                                          $    9,320,674
--------------------------------------------------------------------------------------------------------
                                                 Paper Packaging -- 0.8%
         1,139,776       7.50            B+/B2   Caraustar Industries, Inc., Term Loan,
                                                 5/1/19                                   $    1,157,942
         1,769,979       4.75           B+/Ba3   Kleopatra Acquisition Corp., Term
                                                 Loan, 12/21/16                                1,786,941
         2,250,000       4.25            B+/NR   Multi Packaging Solutions, Inc., Term
                                                 Loan, 9/30/20                                 2,257,499
           250,000       4.25            B+/B1   Multi Packaging Solutions, Inc., Term
                                                 Loan B, 9/30/20                                 251,042
         1,385,186       3.00           BB+/NR   Sealed Air Corp., Term Loan, 10/3/18          1,384,464
                                                                                          --------------
                                                                                          $    6,837,888
--------------------------------------------------------------------------------------------------------
                                                 Aluminum -- 0.5%
           693,496       7.00           BB-/B1   Constellium NV, 3/25/20                  $      705,632
           269,500       5.75             B/B2   Noranda Aluminum Acquisition Corp.,
                                                 Term Loan, 2/28/19                              257,485
         1,451,286       3.75          BB-/Ba2   Novelis, Inc. Georgia, Term Loan,
                                                 3/10/17                                       1,450,379
         2,094,750       5.50             B/B2   TurboCombustor Technology, Inc.,
                                                 Term Loan, 10/18/20                           2,110,461
                                                                                          --------------
                                                                                          $    4,523,957
--------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 0.8%
         4,197,735       4.25          BBB-/NR   Fortescue Metals Group Ltd., Bank
                                                 Loan, 6/30/19                            $    4,200,686
         3,015,017       4.00           BB-/B1   US Silica Co., Term Loan, 7/23/20             3,020,670
                                                                                          --------------
                                                                                          $    7,221,356
--------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.8%
         1,731,300       3.50           BB+/B1   American Builders & Contractors
                                                 Supply Co, Inc., Term Loan, 4/16/20      $    1,724,086
         1,005,000       0.00             B/B3   Atkore International, Inc., Term Loan
                                                 (First Lien), 3/27/21                         1,004,163
           985,000       9.25             B/B1   Essar Steel Algoma, Inc., Term Loan,
                                                 9/19/14                                         989,156
         1,742,864       4.75           BB-/B2   JMC Steel Group, Inc., Term Loan,
                                                 4/1/17                                        1,743,909
         1,450,000       4.00             B/B1   Signode Industrial Group US Inc.,
                                                 Tranche B Term Loan (First Lien),
                                                 3/21/21                                       1,446,601

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Steel -- (continued)
           351,112       4.00          BB+/Ba1   SunCoke Energy, Inc., Term Loan,
                                                 7/26/18                                  $      350,673
                                                                                          --------------
                                                                                          $    7,258,588
--------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.6%
         3,473,750       5.75           B+/Ba2   Appvion, Inc., Term Loan, 6/28/19        $    3,507,765
           508,725       5.25             B/B1   Exopack Holdings SA, Term Loan,
                                                 4/14/19                                         514,448
         1,723,451       4.50            NR/NR   Ranpak Corp., USD Term Loan,
                                                 4/10/19                                       1,737,454
                                                                                          --------------
                                                                                          $    5,759,667
                                                                                          --------------
                                                 Total Materials                          $   77,293,164
--------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 8.6%
                                                 Aerospace & Defense -- 3.3%
         2,660,585       4.00            B+/B1   Accudyne Industries Borrower SCA,
                                                 Term Loan, 12/13/19                      $    2,653,380
         1,745,625       3.50         BBB-/Ba1   Alliant Techsystems, Inc., Term Loan,
                                                 10/22/20                                      1,749,444
           364,211       6.50            NR/NR   Cadence Aerospace LLC, Term Loan,
                                                 5/9/18                                          365,728
           962,250       4.25            B/Ba3   CPI International, Inc., Tranche B Term
                                                 Loan (First Lien), 3/31/21                      962,851
         2,327,164       4.23             B/B2   DAE Aviation Holdings, Inc., Term Loan,
                                                 11/2/18                                       2,362,072
         2,765,301       3.75         BBB-/Ba2   DigitalGlobe, Inc., Term Loan, 1/25/20        2,770,486
         2,610,810       6.25           BB-/WR   DynCorp International, Inc., Term Loan,
                                                 7/7/16                                        2,623,864
           577,413       3.49          B-/Caa1   Hunter Defense Technologies, Inc.,
                                                 Term Loan, 8/22/14                              548,542
         1,096,922       6.43            BB/B1   Hunter Defense Technologies, Inc.,
                                                 Term Loan, 8/22/14                            1,009,168
         1,629,375       5.25             B/B2   Sequa Corp., Term Loan, 6/19/17               1,601,676
         1,234,304       2.73          BB+/Ba1   Spirit AeroSystems, Inc., Term Loan,
                                                 9/30/20                                       1,236,310
         1,054,983       5.00             B/NR   Standard Aero, Ltd., Term Loan,
                                                 11/2/18                                       1,071,138
         2,566,110       4.50             B/B3   TASC, Inc. Virginia, Term Loan,
                                                 12/18/15                                      2,525,481
         1,914,926       5.50            B+/B1   The SI Organization, Inc., Term Loan,
                                                 11/22/16                                      1,890,990
         2,282,663       3.75            B/Ba3   TransDigm, Inc., Term Loan, 2/28/20           2,274,637
           700,000       3.25          BB-/Ba3   Wesco Aircraft Hardare Corp., Tranche
                                                 B Term Loan (First Lien), 2/24/21               698,425
         2,915,516       4.75             B/B1   WPP Plc, 1st Lien Term Loan,
                                                 12/21/19                                      2,924,627
                                                                                          --------------
                                                                                          $   29,268,819
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 31

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Building Products -- 2.1%
         2,693,250       5.50             B/B2   Armacell International GmbH, Term
                                                 Loan, 7/2/20                             $    2,696,617
         2,500,867       3.50            BB/B1   Armstrong World Industries, Inc.,
                                                 Term Loan, 3/15/20                            2,503,212
           922,000       4.00             B/B2   Interline Brands, Inc., Term Loan,
                                                 3/12/21                                         916,238
         1,984,932       4.25           BB-/B2   NCI Building Systems, Inc., Term
                                                 Loan, 6/24/19                                 1,984,932
         1,995,000       5.25           BB-/B2   Norcraft Cos. Inc., Initial Loan,
                                                 11/12/20                                      2,007,469
         1,697,000       0.00          BB-/Ba3   Nortek Inc., Tranche B Term Loan
                                                 (First Lien), 12/31/20                        1,695,939
           590,000       0.00             B/B2   Ply Gem Industries, Inc., Tranche B
                                                 Term Loan (First Lien), 1/22/21                 587,050
         1,229,450       5.00           BB-/B2   Summit Materials LLC, Term Loan,
                                                 1/30/19                                       1,235,214
         2,895,450       4.00            B+/B1   The Quikrete Companies, Inc., Term
                                                 Loan, 9/26/20                                 2,897,622
         2,582,229       4.25            B+/B1   Unifrax Corp., New Term B Loan,
                                                 12/31/19                                      2,579,001
                                                                                          --------------
                                                                                          $   19,103,294
--------------------------------------------------------------------------------------------------------
                                                 Construction & Engineering -- 0.3%
         2,863,750       6.76            B+/B2   International Equipment Solutions
                                                 LLC, Term Loan, 8/16/19                  $    2,869,120
--------------------------------------------------------------------------------------------------------
                                                 Electrical Components &
                                                 Equipment -- 0.5%
           626,461       0.00            NR/NR   Pelican Products, Inc., Term Loan,
                                                 4/8/20                                   $      632,725
         2,000,000       0.00          BB+/Ba3   Southwire Co., Term Loan, 1/31/21             1,998,594
         2,068,500       6.00           B+/Ba2   WireCo WorldGroup, Inc., Term Loan,
                                                 2/15/17                                       2,085,307
                                                                                          --------------
                                                                                          $    4,716,626
--------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.6%
         2,080,241       4.00             B/B1   Milacron LLC, Term Loan, 3/12/20         $    2,085,441
         3,042,012       4.50            B+/B2   Pro Mach, Inc., Term Loan, 7/6/17             3,042,012
                                                                                          --------------
                                                                                          $    5,127,453
--------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery &
                                                 Heavy Trucks -- 0.6%
           355,000       3.25          BB+/Ba1   Manitowoc Co. Inc. (The), Term B
                                                 Loan, 12/18/20                           $      354,556
         1,185,000       5.75            B/Ba3   Navistar, Inc., Term Loan, 8/17/17            1,202,281
         1,734,214       3.50         BBB-/Ba1   Terex Corp., Term Loan, 4/28/17               1,742,344
         1,763,390       4.00            B+/B2   Waupaca Foundry, Inc., Term Loan,
                                                 6/29/17                                       1,763,390
                                                                                          --------------
                                                                                          $    5,062,571
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 1.1%
         3,981,247       4.25             B/B1   Gardner Denver, Inc., Term Loan,
                                                 7/30/20                                  $    3,978,532
         2,401,830       4.25          BB-/Ba3   INA Beteiligungsgesellschaft mbH,
                                                 Term Loan, 1/27/17                            2,410,827
         1,987,343       5.75            B+/B1   Transtar Holding Co., Term Loan,
                                                 10/9/18                                       1,982,375
         1,399,425       6.43          BB-/Ba3   Xerium Technologies, Inc., Term Loan,
                                                 5/17/19                                       1,409,337
                                                                                          --------------
                                                                                          $    9,781,071
--------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- 0.1%
           817,831       3.75           BB/Ba3   WESCO Distribution, Inc., Term Loan,
                                                 12/12/19                                 $      817,826
                                                                                          --------------
                                                 Total Capital Goods                      $   76,746,780
--------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES &
                                                 SUPPLIES -- 4.7%
                                                 Commercial Printing -- 0.1%
         1,126,308       6.25            B+/B2   Cenveo Corp., Term Loan, 2/13/17         $    1,129,124
--------------------------------------------------------------------------------------------------------
                                                 Diversified Commercial &
                                                 Prof Svc -- 0.2%
         1,430,656       0.00           BB-/NR   Seven Seas Cruises S de RL LLC,
                                                 12/21/18                                 $    1,427,080
--------------------------------------------------------------------------------------------------------
                                                 Environmental & Facilities
                                                 Services -- 1.4%
           497,481       3.67            B+/NR   ADS Waste Holdings, Tranche B-2
                                                 Term Loan, 10/9/19                       $      494,424
           465,500       3.25         BB+/Baa3   Covanta Energy Corp., Term Loan,
                                                 3/28/19                                         467,129
         2,461,120       3.00          BBB/Ba1   Progressive Waste Solutions, Ltd.,
                                                 Term B Loan, 10/31/19                         2,459,070
         2,089,500       6.25            B+/B3   Synagro Infrastructure Co., Inc., Term
                                                 Loan, 6/30/20                                 2,102,559
         1,481,250       6.25            B-/B2   Tervita Corp., Term Loan, 5/15/18             1,461,924
         1,580,197       4.25            B+/B1   Waste Industries USA, Inc., Term
                                                 Loan, 3/17/17                                 1,580,197
         2,009,813       5.50            B+/B3   Wastequip LLC, Term Loan, 8/9/19              2,019,862
         1,986,912       4.00            B+/B1   WCA Waste Corp., Term Loan,
                                                 3/23/18                                       1,987,534
                                                                                          --------------
                                                                                          $   12,572,699
--------------------------------------------------------------------------------------------------------
                                                 Diversified Support Services -- 0.5%
           974,869      10.00            NR/NR   IAP Worldwide Services, Inc., Term
                                                 Loan, 12/31/15 (c)                       $      305,459
           502,553       8.00            B-/B3   infoGroup, Inc., Term Loan, 5/26/18             431,358
           630,432       0.00           BB-/B1   KAR Auction Services, Inc., Trancge
                                                 B-2 Term Loan (First Lien), 3/1/21              628,257


The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 33

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Diversified Support
                                                 Services -- (continued)
         1,613,285       6.25             B/B1   Language Line LLC, Term Loan,
                                                 6/20/16                                  $    1,611,269
         1,745,625       4.50           B+/Ba3   TMS International Corp., Term Loan,
                                                 10/2/20                                       1,751,443
             8,088      15.00            NR/NR   Velo Holdings, Inc., Term Loan,
                                                 2/2/18                                            8,169
                                                                                          --------------
                                                                                          $    4,735,955
--------------------------------------------------------------------------------------------------------
                                                 Security & Alarm Services -- 1.3%
           498,750       3.00          BBB/Ba1   Allegion US Holding Co, Inc., Term
                                                 Loan, 12/26/20                           $      499,062
         2,002,125       4.00           B+/Ba3   Garda World Security Corp., Term
                                                 Loan, 11/1/20                                 1,998,058
           512,171       4.00            B+/NR   Garda World Security Corp., Term
                                                 Loan, 11/8/20                                   511,131
         3,366,838       4.25            B/Ba3   Monitronics International, Inc., Term B
                                                 Loan, 3/23/18                                 3,374,205
         2,325,969       4.25            B+/B1   Protection One, Inc., Term Loan,
                                                 3/21/19                                       2,324,999
         2,336,400       3.25           BB/Ba3   The Geo Group, Inc., Term Loan,
                                                 4/3/20                                        2,333,480
                                                                                          --------------
                                                                                          $   11,040,935
--------------------------------------------------------------------------------------------------------
                                                 Human Resource & Employment
                                                 Services -- 0.2%
         1,922,888       3.50          BB+/Ba2   On Assignment, Inc., Term Loan,
                                                 5/15/20                                  $    1,917,279
--------------------------------------------------------------------------------------------------------
                                                 Research & Consulting
                                                 Services -- 1.0%
         3,126,907       3.25         BBB-/Ba2   Crown Castle International Corp.,
                                                 Tranche B-2 Term Loan (First Lien),
                                                 1/31/21                                  $    3,111,488
         3,275,250       5.25            NR/B1   Sourcehov LLC, Term Loan, 4/30/18             3,291,626
         2,323,944       5.00          BB-/Ba3   Wyle Services Corp., Term Loan,
                                                 3/26/17                                       2,322,009
                                                                                          --------------
                                                                                          $    8,725,123
                                                                                          --------------
                                                 Total Commercial Services
                                                 & Supplies                               $   41,548,195
--------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 2.9%
                                                 Air Freight & Logistics -- 0.8%
         1,492,109       5.00             B/B3   Air Medical Group Holdings, Inc.,
                                                 Term Loan, 6/30/18                       $    1,500,502
           571,429       0.16            NR/NR   CEVA Group Plc, Term Loan (First
                                                 Lien), 3/19/21                                  568,333
            98,522       6.50            NR/NR   CEVA Group Plc, Term Loan, 3/19/21
                                                 TL L + 0% 19Mar21                                97,988

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------

                                                 Air Freight & Logistics -- (continued)
           788,177       0.00            NR/B2   CEVA Group Plc, Term Loan (First Lien),
                                                 3/19/21                                  $      783,908
           541,872       0.00            B-/B2   CEVA Group Plc, Term Loan, 3/19/21              538,937
         1,712,063       6.75            B-/B2   Ozburn-Hessey Holding Co. LLC, Term
                                                 Loan, 5/23/19                                 1,717,413
         1,695,750       5.25            B/Ba3   Syncreon Group BV, Term Loan,
                                                 9/26/20                                       1,702,109
                                                                                          --------------
                                                                                          $    6,909,190
--------------------------------------------------------------------------------------------------------
                                                 Airlines -- 1.7%
         1,600,000       5.50           BB-/B1   Air Canada, Term Loan, 9/26/19           $    1,631,000
         4,009,700       3.75          BB-/Ba2   American Airlines, Inc., Term Loan,
                                                 6/27/19                                       4,005,943
         2,351,015       3.25          BB-/Ba3   Atlantic Aviation FBO, Inc., Term Loan,
                                                 6/1/20                                        2,345,626
           740,625       0.00            BB/NR   Delta Air Lines, Inc., Term Loan,
                                                 10/18/18                                        738,773
         1,750,500       3.50          BB+/Ba1   Delta Air Lines, Inc., Term Loan,
                                                 4/20/17                                       1,747,209
         1,732,500       3.50          BB-/Ba2   United Airlines, Inc., Term Loan,
                                                 4/1/19                                        1,737,698
         1,513,393       3.00          BB-/Ba2   US Airways, Inc., Term Loan,
                                                 11/23/16                                      1,515,474
           908,036       3.50          BB-/Ba2   US Airways, Inc., 5/23/19                       901,793
                                                                                          --------------
                                                                                          $   14,623,516
--------------------------------------------------------------------------------------------------------
                                                 Marine -- 0.2%
         2,074,575       5.25           BB/Ba3   Navios Maritime Partners LP, Term
                                                 Loan, 6/27/18                            $    2,105,694
--------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.1%
         1,127,596       4.00           BB/Ba1   Swift Transportation Co. LLC,
                                                 Tranche B-2 Term Loan (2013),
                                                 12/21/17                                 $    1,131,825
--------------------------------------------------------------------------------------------------------
                                                 Marine Ports & Services -- 0.1%
           855,000       0.00             B/B2   SeaStar Solutions, Term Loan,
                                                 1/22/21                                  $      860,878
                                                                                          --------------
                                                 Total Transportation                     $   25,631,103
--------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 3.0%
                                                 Auto Parts & Equipment -- 2.5%
         1,985,000       4.75             B/B2   Affinia Group, Inc., Term Loan,
                                                 4/25/20                                  $    1,993,039
         2,188,639       3.75           B+/Ba3   Allison Transmission, Inc., Term Loan,
                                                 8/23/19                                       2,185,356
           773,866       4.00             B/B1   Federal-Mogul Holdings Corp., Term
                                                 Loan, 4/15/18                                   770,843

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 35

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Auto Parts & Equipment -- (continued)
         1,355,392       3.75           BB/Ba2   Gates Investments LLC, Term Loan,
                                                 9/29/16                                  $    1,356,664
         2,874,869       5.00            B+/B2   HHI Holdings LLC, Term Loan,10/5/18           2,882,056
         4,035,962       4.25            NR/B1   Metaldyne LLC, Tranche B Term Loan,
                                                 12/18/18                                      4,049,079
         1,929,306       4.25            B+/B1   Remy International, Inc., Term Loan,
                                                 3/5/20                                        1,934,129
         1,254,242       5.50            NR/NR   TI Group Automotive Systems LLC,
                                                 Additional Term Loan, 3/27/19                 1,261,690
         3,588,863       3.23           BB-/B1   Tower Automotive Holdings USA LLC,
                                                 Term Loan, 4/23/20                            3,582,134
         1,863,082       5.50            B/Ba3   UCI International, Inc., Term Loan,
                                                 7/26/17                                       1,871,233
                                                                                          --------------
                                                                                          $   21,886,223
--------------------------------------------------------------------------------------------------------
                                                 Tires & Rubber -- 0.2%
         2,175,000       4.75           BB/Ba1   The Goodyear Tire & Rubber Co., Term
                                                 Loan (Second Lien), 3/27/19              $    2,181,797
--------------------------------------------------------------------------------------------------------
                                                 Automobile Manufacturers -- 0.3%
         2,479,950       3.50          BB+/Ba1   Chrysler Group LLC, Term Loan,
                                                 5/24/17                                  $    2,479,950
                                                                                          --------------
                                                 Total Automobiles & Components           $   26,547,970
--------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 2.4%
                                                 Home Furnishings -- 0.5%
         2,826,428       4.25            B+/B1   Serta Simmons Holdings LLC, Term
                                                 Loan, 10/1/19                            $    2,833,494
         1,453,531       3.50           BB/Ba3   Tempur Sealy International, Inc., Term
                                                 Loan, 3/18/20                                 1,447,171
                                                                                          --------------
                                                                                          $    4,280,665
--------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.9%
         1,114,400       2.90         BBB-/Ba1   Jarden Corp., Term Loan, 9/30/20         $    1,114,632
         1,528,292       3.79           BB/Ba2   Prestige Brands, Inc., Term Loan,
                                                 1/31/19                                       1,531,158
         2,574,802       4.00            B+/B1   Reynolds Group Holdings, Inc., Term
                                                 Loan, 12/31/18                                2,579,831
         2,577,958       6.43             B/B1   World Kitchen LLC, Term Loan, 3/4/19          2,600,515
                                                                                          --------------
                                                                                          $    7,826,136
--------------------------------------------------------------------------------------------------------
                                                 Leisure Products -- 0.4%
           994,899       3.75           BB-/B1   Bass Pro Group llc, Tranche B Term
                                                 Loan (First Lien), 11/20/19              $      996,132
         2,028,857       4.00            B+/B1   Bombardier Recreational Products,
                                                 Inc., Term Loan, 1/30/19                      2,023,996
           484,700       4.25             B/B2   Leslie's Poolmart, Inc., Term Loan,
                                                 10/16/19                                        485,155
                                                                                          --------------
                                                                                          $    3,505,283
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Apparel, Accessories & Luxury
                                                 Goods -- 0.6%
         2,254,598       3.25         BBB-/Ba1   PVH Corp., Tranche B Term Loan,
                                                 12/19/19                                 $    2,264,103
         3,091,171       5.75             B/B2   Renfro Corp., Tranche B Term Loan,
                                                 1/23/19                                       3,083,443
                                                                                          --------------
                                                                                          $    5,347,546
                                                                                          --------------
                                                 Total Consumer Durables & Apparel        $   20,959,630
--------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 5.8%
                                                 Casinos & Gaming -- 1.1%
         1,139,161       3.25         BBB-/Ba2   Las Vegas Sands llc, Tranche B-2
                                                 Term Loan (First Lien), 12/19/20         $    1,133,940
         2,966,212       3.50           BB/Ba2   MGM Resorts International, Term
                                                 Loan,12/20/19                                 2,952,310
         1,995,000       3.25          BB+/Ba1   Penn National Gaming, Inc., Term
                                                 Loan, 10/25/20                                1,990,637
           683,839       3.75          BB+/Ba2   Pinnacle Entertainment, Inc., Term
                                                 Loan, 8/13/20                                   682,984
         2,650,500       3.00        BBB-/Baa3   Seminole Tribe of Florida, Inc., Term
                                                 Loan, 4/29/20                                 2,640,561
                                                                                          --------------
                                                                                          $    9,400,432
--------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 1.0%
         2,786,000       3.50            NR/B1   Four Seasons Holdings Inc., Term
                                                 Loan, 6/27/20                            $    2,772,070
         2,382,000       4.50           BB-/B3   Great Wolf Resorts, Inc., Term Loan,
                                                 8/6/20                                        2,384,978
         1,373,684       3.50           BB/Ba3   Hilton Worldwide Finance LLC, Term
                                                 Loan, 9/23/20                                 1,370,918
         1,068,706       4.25            B+/B1   Sabre GLBL, Inc., Term Loan, 2/19/19          1,068,484
         1,691,500       4.50            B+/B1   Sabre GLBL, Inc., Term Loan, 2/19/19          1,694,935
                                                                                          --------------
                                                                                          $    9,291,385
--------------------------------------------------------------------------------------------------------
                                                 Leisure Facilities -- 0.4%
         1,545,281       3.25         BBB-/Ba1   Cedar Fair LP, Term Loan, 3/6/20         $    1,548,557
         2,445,431       3.50          BB+/Ba2   Six Flags Theme Parks, Inc., Term
                                                 Loan, 12/20/18                                2,453,455
                                                                                          --------------
                                                                                          $    4,002,012
--------------------------------------------------------------------------------------------------------
                                                 Restaurants -- 1.6%
         2,609,310       3.75           BB/Ba3   Burger King Corp., Term Loan,
                                                 9/28/19                                  $    2,622,711
         2,023,098       3.75          BB-/Ba2   DineEquity, Inc., Term Loan, 10/19/17         2,032,370
         2,201,735       4.00          BB-/Ba3   Landry's, Inc., Term Loan, 4/24/18            2,206,552
         1,926,557       4.00            B/Ba3   NPC International, Inc., Term Loan,
                                                 12/28/18                                      1,928,965

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 37

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Restaurants -- (continued)
         2,419,242       4.25            B/Ba3   PF Chang's China Bistro, Inc., Term
                                                 Loan, 6/22/19                            $    2,422,266
         3,353,555       3.25           BB-/B1   Wendy's International, Inc., Term B
                                                 Loan, 5/15/19                                 3,349,363
                                                                                          --------------
                                                                                          $   14,562,227
--------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.8%
         2,652,964       4.00            B+/B1   Bright Horizons Family Solutions, Inc.,
                                                 Term B Loan, 1/14/20                     $    2,654,622
         3,478,914       5.00             B/B1   Laureate Education, Inc., Term Loan,
                                                 6/16/18                                       3,438,691
         1,058,959       0.00            B+/B2   McGraw-Hill Global Education Holding
                                                 LLC, Term Loan (First Lien), 3/22/19          1,068,004
                                                                                          --------------
                                                                                          $    7,161,317
--------------------------------------------------------------------------------------------------------
                                                 Specialized Consumer
                                                 Services -- 0.9%
         1,660,383       3.48             B/B1   Allied Security Holdings LLC, Term
                                                 Loan, 2/12/21                            $    1,654,157
         1,546,125       6.43            B+/B1   Ascensus, Inc., Initial Term Loan
                                                 (First Lien), 11/12/19                        1,552,889
           726,190       8.00            B+/B2   Sensis Pty Ltd., Tranche B Term Loan,
                                                 2/18/19                                         736,629
         4,752,000       4.00            B+/B1   Weight Watchers International, Inc.,
                                                 Term Loan, 4/2/20                             3,715,798
                                                                                          --------------
                                                                                          $    7,659,473
                                                                                          --------------
                                                 Total Consumer Services                  $   52,076,846
--------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 9.2%
                                                 Advertising -- 1.2%
         1,991,820       4.25            B+/B1   Acosta, Inc., Term Loan, 3/2/18          $    2,000,948
         3,073,580       4.25            B+/B1   Advantage Sales & Marketing, Inc.,
                                                 Term Loan, 12/18/17                           3,080,496
         2,637,222       6.75             B/NR   Affinion Group, Inc., Term Loan,
                                                 10/9/16                                       2,647,112
         1,777,500       4.50             B/B1   Crossmark Holdings, Inc., Term Loan,
                                                 12/20/19                                      1,765,280
         1,800,162       4.75             B/B2   Getty Images, Inc., Term Loan,
                                                 10/18/19                                      1,726,749
                                                                                          --------------
                                                                                          $   11,220,585
--------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- 2.9%
         1,170,000       4.50            B+/B1   Catalina Holdings Corp., Tranche B
                                                 Term Loan (First Lien), 4/3/21           $    1,169,269
           746,306       3.00          BB+/Ba1   CBS Outdoor Americas Capital llc,
                                                 Tranche B Term Loan (First Lien),
                                                 1/15/21                                         743,774
         2,183,500       2.65         BB+/Baa3   CSC Holdings LLC, Term Loan,
                                                 4/17/20                                       2,151,885

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- (continued)
         1,996,101       4.02           B+/Ba3   Entercom Radio llc, Term B-2 Loan,
                                                 11/23/18                                 $    1,999,221
         1,729,402       4.50           BB/Ba3   Gray Television, Inc., Initial Term Loan,
                                                 10/11/19                                      1,735,348
         2,175,144       4.50            B+/B1   Hubbard Broadcasting, Inc., Term
                                                 Loan, 4/29/19                                 2,184,661
         3,819,601       0.00             B/B2   NEP, Term Loan, 1/22/20                       3,817,214
         1,492,500       3.25           BB-/B1   Quebecor Media, Inc., Term Loan,
                                                 8/17/20                                       1,479,751
         2,668,694       4.50             B/B2   Salem Communications Corp., Term
                                                 Loan, 3/13/20                                 2,666,193
           724,310       3.00           NR/Ba1   Sinclair Television Group, Inc., Term
                                                 Loan, 4/19/20                                   714,894
         4,488,750       4.00          BB+/Ba3   Tribune Co., Tranche B Term Loan
                                                 (First Lien), 11/20/20                        4,478,650
         1,648,389       4.00            B+/NR   Univision Communications, Inc.,
                                                 Term Loan, 3/1/20                             1,642,354
           742,500       4.00            B+/B2   Univision Communications, Inc., Term
                                                 Loan, 3/1/20                                    739,384
                                                                                          --------------
                                                                                          $   25,522,598
--------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 2.4%
         2,486,897       3.50          BB-/Ba2   Cequel Communications LLC, Term
                                                 Loan, 2/14/19                            $    2,480,526
         4,863,250       3.00         BB+/Baa3   Charter Communications Operating
                                                 LLC, Term F Loan, 1/1/21                      4,792,995
         1,913,109       3.75           BB/Ba3   Intelsat Jackson Holdings SA, Term
                                                 Loan, 6/30/19                                 1,915,103
           299,250       0.00            NR/B2   Learfield Communications, Inc., Term
                                                 Loan, 10/9/20                                   300,746
           476,400       3.25           BB/Ba3   MCC Georgia LLC, Term Loan,
                                                 1/29/21                                         471,239
         1,723,750       4.00           BB/Ba3   MCC Georgia LLC, Tranche G Term
                                                 Loan, 2/8/20                                  1,723,750
         2,490,149       3.50           BB/Ba3   Telesat Canada, U.S. Term B Loan,
                                                 3/28/19                                       2,485,868
         2,750,000       3.50          BB-/Ba3   Virgin Media Investment Holdings,
                                                 Ltd., New Term B Loan, 2/6/20                 2,730,602
         1,340,015       4.75            B/Ba3   WideOpenWest Finance LLC, Term
                                                 Loan, 4/1/19                                  1,344,411
         1,207,098       0.00           NR/Ba3   Ziggo BV, (USD) Tranche B-3 Term
                                                 Loan, 1/15/22                                 1,187,734
         1,138,945       0.00           NR/Ba3   Ziggo BV, Tranche B-1 Term Loan
                                                 (First Lien), 1/15/22                         1,120,674
           733,957       3.50           NR/Ba3   Ziggo BV, Tranche B-2 Term Loan
                                                 (First Lien), 1/15/22                           722,183
                                                                                          --------------
                                                                                          $   21,275,831
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 39

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 1.7%
         2,163,475       3.50          BB-/Ba2   AMC Entertainment, Inc., Initial Term
                                                 Loan, 4/30/20                            $    2,160,771
           501,631       3.75          NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                                 Loan, 2/28/18                                   502,258
         2,140,126       3.25          NR/Baa2   Kasima LLC, Term Loan, 5/17/21                2,132,101
         1,551,846       3.50           BB/Ba3   Live Nation Entertainment, Inc., Term
                                                 Loan, 8/17/20                                 1,547,319
         2,319,922       3.50          BB-/Ba2   Rovi Solutions Corp., Term Loan,
                                                 3/29/19                                       2,309,714
         1,985,000       3.50          BB+/Ba1   Seminole Hard Rock Entertainment,
                                                 Inc., Term Loan, 5/14/20                      1,975,488
         1,488,750       4.00            B+/B1   US Finco LLC, Term Loan, 5/30/20              1,486,425
         3,159,125       3.75            B+/B1   WMG Acquisition Corp., Term Loan,
                                                 7/1/20                                        3,135,037
                                                                                          --------------
                                                                                          $   15,249,113
--------------------------------------------------------------------------------------------------------
                                                 Publishing -- 1.0%
           769,000       0.00             B/B2   Cengage Learning Acquisitions, Inc,
                                                 Term Loan, 3/6/20                        $      780,823
           846,796       4.75            B+/B2   Interactive Data Corp., Tranche B
                                                 Term Loan (First Lien), 4/24/21                 847,457
         2,479,605       3.75           B+/Ba3   Interactive Data Corp., Term Loan,
                                                 2/11/18                                       2,479,089
         2,693,250       6.25            B+/NR   McGraw-Hill School Education
                                                 Holdings llc, Term B Loan, 12/18/19           2,717,376
         2,280,249       3.75          BB-/Ba3   MTL Publishing LLC, Term Loan,
                                                 6/29/18                                       2,275,973
                                                                                          --------------
                                                                                          $    9,100,718
                                                                                          --------------
                                                 Total Media                              $   82,368,845
--------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 3.0%
                                                 Distributors -- 0.2%
         1,857,557       4.25             B/B2   Spin Holdco, Inc., Term Loan,
                                                 11/14/19                                 $    1,855,003
--------------------------------------------------------------------------------------------------------
                                                 Department Stores -- 0.2%
         1,695,750       4.25             B/B2   Neiman Marcus Group, Ltd. LLC, Term
                                                 Loan, 10/25/20                           $    1,694,337
--------------------------------------------------------------------------------------------------------
                                                 Apparel Retail -- 0.1%
           962,677       4.00             B/B1   J Crew Group, Inc., Initial Loan,
                                                 2/28/21                                  $      958,826
--------------------------------------------------------------------------------------------------------
                                                 Computer & Electronics Retail -- 0.2%
         1,000,000       3.75          BB+/Ba1   Rent-A-Center, Inc., Term Loan
                                                 (2014), 2/6/21                           $      992,500
         1,213,261      12.00           B/Caa1   Targus Group International, Inc., Term
                                                 Loan, 5/24/16                                 1,025,206
                                                                                          --------------
                                                                                          $    2,017,706
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Home Improvement Retail -- 0.6%
         3,419,718       4.50             B/B2   Apex Tool Group LLC, Term Loan,
                                                 2/1/20                                   $    3,391,016
         1,667,587       3.96            B+/WR   The Hillman Companies, Inc., Term
                                                 Loan, 5/28/17                                 1,672,451
                                                                                          --------------
                                                                                          $    5,063,467
--------------------------------------------------------------------------------------------------------
                                                 Specialty Stores -- 0.2%
         1,980,000       3.75          BB-/Ba3   Michaels Stores, Inc., Term Loan,
                                                 1/28/20                                  $    1,980,707
--------------------------------------------------------------------------------------------------------
                                                 Automotive Retail -- 1.4%
         1,877,096       6.00            B+/B1   Arc Automotive Group, Inc., Term
                                                 Loan, 11/15/18                           $    1,893,520
           568,256       3.00           BB/Ba1   Avis Budget Car Rental LLC, Term
                                                 Loan, 3/15/19                                   565,652
         2,000,000       3.25          BB+/Ba1   Chrysler Group LLC, Term Loan,
                                                 12/29/18                                      1,986,000
         1,100,000       0.00           BB-/B1   CS Intermediate Holdco 2 LLC, Term
                                                 Loan, 3/28/21                                 1,099,312
         4,273,125       5.75            B+/B2   CWGS Group LLC, Term Loan, 2/20/20            4,305,173
           495,000       3.00           BB/Ba1   The Hertz Corp., Term Loan, 3/11/18             490,514
         1,728,125       3.75           BB/Ba1   The Hertz Corp., Tranche B1 Term
                                                 Loan, 3/11/18                                 1,726,324
                                                                                          --------------
                                                                                          $   12,066,495
--------------------------------------------------------------------------------------------------------
                                                 Health Care Supplies -- 0.1%
         1,130,000       4.25             B/B1   1-800 CONTACTS, Inc., Tranche B Term
                                                 Loan, 1/9/21                             $    1,131,412
                                                                                          --------------
                                                 Total Retailing                          $   26,767,953
--------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 2.3%
                                                 Drug Retail -- 0.2%
         1,244,987       3.50           BB-/NR   Rite Aid Corp., Term Loan, 2/21/20       $    1,244,339
--------------------------------------------------------------------------------------------------------
                                                 Food Distributors -- 1.4%
         1,570,810       5.75             B/B1   AdvancePierre Foods, Inc., Term Loan,
                                                 7/10/17                                  $    1,574,247
         1,488,750       4.75           BB-/B1   Clearwater Seafoods LP, Term Loan,
                                                 6/26/19                                       1,497,124
         3,541,125       4.25            B+/B2   Del Monte Foods Consumer Products,
                                                 Inc., Term Loan (First Lien), 11/26/20        3,539,354
         3,378,989       4.75            B+/B1   Mill US Acquisition LLC, Term Loan,
                                                 7/3/20                                        3,402,642
           845,750       3.25          BB-/Ba3   Pinnacle Foods Finance LLC, Term
                                                 Loan, 4/29/20                                   840,067
         1,750,613       5.00            B+/B2   Windsor Quality Food Company, Ltd.,
                                                 Term B Loan, 12/23/20                         1,764,836
                                                                                          --------------
                                                                                          $   12,618,270
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 41

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Food Retail -- 0.7%
         3,877,156       4.75           BB-/NR   Albertsons LLC, Term Loan, 3/21/19       $    3,896,542
           487,021       4.25           BB-/NR   Albertsons llc, Term B-1 Loan,
                                                 3/21/16                                         488,847
         2,005,619       0.00            B+/B1   Big Heart Pet Brands, Term Loan,
                                                 2/24/20                                       1,992,081
                                                                                          --------------
                                                                                          $    6,377,470
                                                                                          --------------
                                                 Total Food & Staples Retailing           $   20,240,079
--------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 2.7%
                                                 Distillers & Vintners -- 0.3%
         2,481,250       2.75           BB+/NR   Constellation Brands, Inc., European
                                                 Term B Loan, 4/29/20                     $    2,489,262
--------------------------------------------------------------------------------------------------------
                                                 Agricultural Products -- 0.6%
         3,647,608       4.50             B/B1   Arysta Lifescience SPC LLC, Term
                                                 Loan, 5/29/20                            $    3,647,579
         2,000,000       3.25         BBB-/Ba2   Darling International, Inc., Term B
                                                 USD Loan, 12/19/20                            1,995,626
                                                                                          --------------
                                                                                          $    5,643,205
--------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- 1.8%
           997,500       4.25            B-/B2   Diamond Foods, Inc., Term Loan,
                                                 8/12/18                                  $      997,916
         2,543,625       4.50           B-/Ba3   Dole Food Co, Inc., Term Loan,
                                                 10/25/18                                      2,544,897
         2,383,244       5.00            B+/B1   GFA Brands, Inc., Term Loan, 7/9/20           2,399,133
           680,638       6.50            NR/NR   Hearthside Food Solutions LLC, Term
                                                 Loan, 6/7/18                                    682,339
         1,985,000       3.50           BB/Ba2   HJ Heinz Co., Term B2 Loan, 3/27/20           1,990,088
           500,000       6.75            B-/NR   Hostess Brands, Inc., Term B Loan,
                                                 2/25/20                                         520,000
         1,749,252       3.75           BB/Ba2   JBS USA LLC, Term Loan, 5/25/18               1,750,302
         2,338,775       4.25           B+/Ba3   Michael Foods Group, Inc., Term
                                                 Loan, 2/25/18                                 2,344,136
         3,105,630       3.25          BB-/Ba3   Pinnacle Foods Finance LLC, Term
                                                 Loan, 4/29/20                                 3,083,446
                                                                                          --------------
                                                                                          $   16,312,257
                                                                                          --------------
                                                 Total Food, Beverage & Tobacco           $   24,444,724
--------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 2.8%
                                                 Household Products -- 1.8%
         2,338,250       4.75            B+/B1   Berlin Packaging LLC, Term Loan,
                                                 4/2/19                                   $    2,347,993
         2,587,000       4.50             B/B1   Britax US Holdings, Inc., Term Loan,
                                                 10/7/20                                       2,433,935
         1,188,465       4.50             B/B1   Polarpak, Inc., Term Loan, 6/7/20             1,191,436

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Household Products -- (continued)
         2,168,961       4.50             B/B1   Polarpak, Inc., Term Loan, 6/7/20        $    2,174,383
         2,517,208       3.50           BB/Ba3   Spectrum Brands, Inc., Term Loan,
                                                 8/13/19                                       2,518,970
         2,621,984       4.01           BB-/B1   SRAM LLC, Term Loan, 4/10/20                  2,599,042
         1,050,000       4.75             B/B2   STS Operating, Inc., Term Loan,
                                                 2/11/21                                       1,054,594
         1,485,000       5.51            B-/B1   The Sun Products Corp., Term Loan,
                                                 3/23/20                                       1,434,881
            13,076       4.50            B-/B2   WASH Multifamily Laundry Systems
                                                 LLC, Term Loan, 2/21/19                          13,043
                                                                                          --------------
                                                                                          $   15,768,277
--------------------------------------------------------------------------------------------------------
                                                 Personal Products -- 1.0%
         1,000,000       0.00             B/B2   Atrium Innovations, Inc., Term Loan,
                                                 1/29/21                                  $      991,875
           250,000       0.00        CCC+/Caa2   Atrium Innovations, Inc., Tranche B
                                                 Term Loan (Second Lien), 7/29/21                251,406
           592,429       0.00             B/B1   Federal-Mogul Corp., Tranche C Term
                                                 Loan (First Lien), 4/15/21                      588,726
         2,076,786       3.50          BB-/Ba3   NBTY, Inc., Term Loan, 10/1/17                2,078,084
         2,386,292       3.25           B+/Ba2   Revlon Consumer Products Corp.,
                                                 Term Loan, 11/19/17                           2,385,297
         1,695,750       4.00           B+/Ba2   Revlon Consumer Products Corp.,
                                                 Term Loan, 8/19/19                            1,696,015
         1,385,000       3.50           BB-/B1   Visteon Corp., Tranche B Term Loan
                                                 (First Lien), 4/8/21                          1,376,128
                                                                                          --------------
                                                                                          $    9,367,531
                                                                                          --------------
                                                 Total Household & Personal
                                                 Products                                 $   25,135,808
--------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 6.3%
                                                 Health Care Equipment -- 0.4%
         1,297,020       3.25         BBB-/Ba2   Hologic, Inc., Term Loan, 8/1/19         $    1,292,459
         2,048,827       4.00          BB-/Ba3   Kinetic Concepts, Inc., Term DTL-E1
                                                 loan, 5/4/18                                  2,051,755
                                                                                          --------------
                                                                                          $    3,344,214
--------------------------------------------------------------------------------------------------------
                                                 Health Care Supplies -- 0.3%
           868,438       3.67           BB-/B1   Biomet, Inc., Term Loan, 7/25/17         $      870,841
         2,079,233       5.00           BB-/B1   Immucor, Inc., Term Loan, 8/19/18             2,087,030
                                                                                          --------------
                                                                                          $    2,957,871
--------------------------------------------------------------------------------------------------------
                                                 Health Care Distributors -- 0.1%
           850,000       0.00            B+/B2   Serena Software, Inc., Term Loan
                                                 (First Lien), 4/10/20                    $      846,812
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 43

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 2.7%
           717,646       6.50            NR/NR   AccentCare, Inc., Term Loan,
                                                 12/22/16                                 $      448,529
           893,252       4.25            B+/B1   Alliance HealthCare Services,
                                                 Inc., Term Loan 6/3/19                          893,949
         1,027,659       6.75            B+/B1   Ardent Medical Services, Inc., 1st
                                                 Lien Term Loan, 5/2/18                        1,017,383
           730,922       6.50            NR/B1   BioScrip, Inc., Term Loan 7/31/20               736,099
         1,218,203       6.50           BB-/B1   BioScrip, Inc., Term Loan 7/31/20             1,225,817
         1,525,000       4.00           B+/Ba3   BSN Medical GmbH & Co. KG,
                                                 Facility B1A, Term Loan 8/28/19               1,527,542
         2,320,625       4.00          BB-/Ba2   DaVita, Inc., Tranche B2 Term Loan,
                                                 8/1/19                                        2,329,933
         2,848,311       4.00            B+/B1   Envision Healthcare Corp., Term Loan
                                                 5/25/18                                       2,850,091
         2,985,000       2.23        BBB-/Baa3   Fresenius US Finance I, Inc., Term
                                                 Loan 8/7/19                                   2,982,669
         3,487,288       6.50            B+/B2   Gentiva Health Services, Inc., Term
                                                 Loan 10/10/19                                 3,455,686
           898,239       7.50            B-/B2   inVentiv Health, Inc., Term Loan
                                                 8/4/16                                          901,608
           882,500       4.75             B/B1   National Mentor Holdings, Inc., Term
                                                 Loan 1/31/21                                    885,258
           771,125       5.75             B/B2   National Surgical Hospitals, Inc.,
                                                 Term Loan 8/1/19                                775,463
           898,870       8.00            NR/WR   Rural, Term Loan 6/30/18                        851,680
           756,488       6.00             B/B1   Surgery Center Holdings, Inc., Term
                                                 Loan 4/11/19                                    760,271
           250,000       0.00        CCC+/Caa2   Surgery Center Holdings, Inc., Tranche
                                                 B-2 Loan (Second Lien), 4/11/20                 249,610
         1,689,462       4.50             B/B1   Truven Health Analytics, Inc., Term
                                                 Loan 6/6/19                                   1,679,959
         1,209,375       7.25            NR/NR   Virtual Radiologic Corp., Term Loan
                                                 12/22/16                                        749,812
                                                                                          --------------
                                                                                          $   24,321,359
--------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 1.6%
           273,071       3.47           BB/Ba2   CHS, Term Loan, 1/25/17                  $      273,632
         1,558,111       0.00           BB/Ba2   CHS, Term Loan, 1/27/21                       1,564,921
           331,986       2.98           BB/Ba3   HCA, Inc., Term Loan, 5/1/18                    332,020
         1,067,241       4.50            B/Ba3   IASIS Healthcare LLC, Term Loan,
                                                 5/3/18                                        1,068,975
         2,384,344       4.00            B+/B1   Kindred Healthcare, Inc., Tranche B
                                                 Term Loan, 4/10/21                            2,369,442
         1,712,019       2.66          BB-/Ba1   LifePoint Hospitals, Inc., Term Loan,
                                                 7/24/17                                       1,711,305
         1,481,288       6.43             B/B2   RegionalCare Hospital Partners, Inc.,
                                                 Term Loan, 4/21/19                            1,476,666

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- (continued)
           196,382       3.75            NR/NR   Select Medical Corp., Term Loan,
                                                 6/1/18                                   $      195,150
         2,482,494       6.75            B-/B2   Steward Health Care System LLC, Term
                                                 Loan, 4/10/20                                 2,460,772
           324,058       4.25             B/B1   United Surgical Partners International,
                                                 Inc., Term Loan, 4/19/17                        324,357
         1,783,985       4.75             B/B1   United Surgical Partners International,
                                                 Inc., Term Loan, 4/3/19                       1,795,879
           408,343       2.40          BB+/Ba2   Universal Health Services, Inc., Term
                                                 Loan, 11/15/16                                  410,283
                                                                                          --------------
                                                                                          $   13,983,402
--------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.3%
           374,095       9.75            B+/B2   MMM Holdings, Inc., Term Loan,
                                                 10/9/17                                  $      376,901
           271,980       9.75            B+/B2   MSO of Puerto Rico, Inc., Term Loan,
                                                 12/12/17                                        273,680
         2,214,124       4.25           NR/Ba3   US Renal Care, Inc., Term Loan,
                                                 7/3/19                                        2,216,892
                                                                                          --------------
                                                                                          $    2,867,473
--------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.9%
         1,650,259       4.00           B+/Ba3   ConvaTec, Inc., Term Loan, 12/22/16      $    1,653,353
         2,455,629       3.75          BB-/Ba3   Emdeon, Inc., Term Loan,11/2/18               2,453,711
         1,664,887       5.25             B/B1   Healogics, Inc., Term Loan, 2/5/19            1,672,521
           987,275       3.50          BB-/Ba3   IMS Health, Inc., Term Loan, 3/17/21            983,727
         1,320,743       4.00          BB+/Ba3   MedAssets, Inc., Term Loan,
                                                 12/13/19                                      1,323,219
                                                                                          --------------
                                                                                          $    8,086,531
                                                                                          --------------
                                                 Total Health Care Equipment
                                                 & Services                               $   56,407,662
--------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS,
                                                 BIOTECHNOLOGY & LIFE
                                                 SCIENCES -- 3.2%
                                                 Biotechnology -- 0.4%
         3,238,715       3.50          BB+/Ba3   Alkermes, Inc., Term Loan, 9/25/19       $    3,236,017
--------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 2.7%
         1,700,000       4.50            B+/B1   Akorn, Inc., Term Loan B, 11/13/20       $    1,705,299
         1,000,000       3.25          BB+/Ba1   Endo Luxembourg Finance I Company
                                                 Sarl, Tranche B Term Loan (First Lien),
                                                 11/5/20                                         993,333
         2,430,628       5.00             B/NR   Generic Drug Holdings, Inc., Term Loan,
                                                 8/16/20                                       2,435,691
         1,200,000       0.00           BB/Ba1   Grifols Worldwide Operations USA, Inc.,
                                                 U.S. Tranche B Term Loam, 4/1/21              1,194,833

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 45

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- (continued)
         2,874,336       0.00          BB+/Ba3   Jazz Pharmaceuticals, Inc., Tranche 2
                                                 Term Loan, 6/12/18                       $    2,876,133
         2,120,000       0.00             B/NR   JLL, Initial Dollar Term Loan, 1/23/21        2,101,781
         1,400,000       0.00          BB+/Ba2   Mallinckrodt International Finance
                                                 SA, Initial Term B Loan, 3/6/21               1,390,266
         1,955,403       4.00             B/B1   Par Pharmaceutical Companies, Inc.,
                                                 Term Loan, 9/28/19                            1,950,717
         1,323,000       4.25             B/B1   PharMEDium Healthcare Corp., Initial
                                                 Term Loan (First Lien), 1/23/21               1,317,487
           364,495       3.25        BBB-/Baa2   RPI Finance Trust, Term Loan, 11/9/18           365,255
         1,113,521       3.25        BBB-/Baa2   RPI Finance Trust, Term Loan, 5/9/18          1,115,377
         2,468,750       4.25           BB/Ba1   Salix Pharmaceuticals, Inc., Term
                                                 Loan, 12/17/19                                2,483,150
         1,477,500       3.75           BB/Ba1   Valeant Pharmaceuticals International,
                                                 Inc., Term Loan, 12/11/19                     1,476,445
         2,298,926       3.75           BB/Ba1   Valeant Pharmaceuticals International,
                                                 Inc., Term Loan, 8/5/20                       2,301,002
                                                                                          --------------
                                                                                          $   23,706,769
--------------------------------------------------------------------------------------------------------
                                                 Life Sciences Tools & Services -- 0.1%
         1,245,650       3.65          BB-/Ba3   Catalent Pharma Solutions, Inc., Term
                                                 Loan, 9/15/16                            $    1,247,830
                                                                                          --------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences            $   28,190,616
--------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.3%
                                                 Thrifts & Mortgage Finance -- 0.3%
         2,574,000       5.00            B+/B1   Ocwen Financial Corp., Initial Term
                                                 Loan, 1/15/18                            $    2,588,880
                                                                                          --------------
                                                 Total Banks                              $    2,588,880
--------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 4.3%
                                                 Other Diversified Financial
                                                 Services -- 2.0%
           750,000       0.00            B+/B2   4L Technologies, Inc., Tranche B Term
                                                 Loan (First Lien), 4/21/20               $      747,750
         1,522,926       3.50         BBB-/Ba2   AWAS Finance Luxembourg 2012
                                                 SA, Term Loan, 7/16/18                        1,526,734
         1,492,500       4.50             B/B2   CTI Foods Holding Co. LLC, Term
                                                 Loan, 6/29/20                                 1,494,366
           475,000       0.00         BBB-/Ba2   Delos Finance SARL, Tranche B Term
                                                 Loan, 2/27/21                                   474,208
         3,249,893       4.50          BBB-/B1   Fly Funding II Sarl, Term Loan, 8/9/18        3,264,112
         1,242,188       0.00            B+/B1   Harland Clarke Holdings Corp., Term
                                                 Loan, 8/17/19                                 1,251,246
         1,791,000       3.75           BB/Ba2   JBS USA LLC, Term Loan, 9/18/20               1,787,651

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
         2,530,875       5.00             B/B1   Livingston International, Inc., Term
                                                 Loan, 4/18/19                            $    2,535,620
         1,230,000       4.50            B+/B1   Nord Anglia Education Finance LLC,
                                                 Tranche B Term Loan, 3/21/21                  1,235,381
         1,725,000       5.00             B/B1   SBP Holdings, Ltd., Term Loan (First
                                                 Lien), 3/24/21                                1,725,719
         1,751,227       5.25           BB/Ba3   WorldPay, Facility B2A Term Loan,
                                                 8/6/17                                        1,767,645
                                                                                          --------------
                                                                                          $   17,810,432
--------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.6%
           282,000       4.23           BB-/B1   BATS Global Markets, Inc., Term
                                                 Loan, 1/21/20                            $      274,950
         2,044,875       5.75             B/B1   Hyperion Insurance Group, Ltd., Term
                                                 Loan, 10/4/19                                 2,037,207
         3,158,405       4.25             B/B1   Mirror BidCo Corp., New Incremental
                                                 Term Loan, 12/18/19                           3,153,140
                                                                                          --------------
                                                                                          $    5,465,297
--------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.2%
           476,191       4.00          BBB-/B1   Global Cash Access, Inc., 3/1/16         $      475,000
         1,305,000       4.00           B+/Ba3   TransUnion LLC, Tranche B Term Loan
                                                 (First Lien), 3/21/21                         1,301,534
                                                                                          --------------
                                                                                          $    1,776,534
--------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.6%
         2,481,250       0.00             B/NR   Clondalkin Acquisition BV, Term Loan,
                                                 5/28/20                                  $    2,481,250
         2,366,776       5.25             B/B2   National Financial Partners Corp.,
                                                 Term Loan, 7/1/20                             2,380,089
                                                                                          --------------
                                                                                          $    4,861,339
--------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 0.9%
         3,514,706       4.50             B/B2   Duff & Phelps LLC, Term Loan,
                                                 4/23/20                                  $    3,523,493
         2,985,000       4.25            NR/NR   Guggenheim Partners Investment
                                                 Management Holdings LLC, Term
                                                 Loan, 7/22/20                                 2,997,686
         1,572,120       3.25          BB-/Ba2   LPL Holdings, Inc., Term Loan,
                                                 3/29/19                                       1,561,639
                                                                                          --------------
                                                                                          $    8,082,818
                                                                                          --------------
                                                 Total Diversified Financials             $   37,996,420
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 47

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 1.3%
                                                 Insurance Brokers -- 0.6%
         2,131,963       5.00             B/B2   AmWins Group LLC, Term Loan,
                                                 9/6/19                                   $    2,136,627
         1,158,248       5.00             B/B2   CGSC of Delaware Holdings Corp.,
                                                 Term Loan, 4/16/20                            1,136,047
         2,100,011       4.25            NR/B1   USI Insurance Services LLC, Term B
                                                 Loan, 12/30/19                                2,094,761
                                                                                          --------------
                                                                                          $    5,367,435
--------------------------------------------------------------------------------------------------------
                                                 Life & Health Insurance -- 0.2%
         1,854,397       3.75           BB/Ba2   CNO Financial Group, Inc., Tranche
                                                 B2 Term Loan, 9/4/18                     $    1,861,305
--------------------------------------------------------------------------------------------------------
                                                 Multi-line Insurance -- 0.3%
         2,303,877       4.25             B/B1   Alliant Holdings I, Inc., Term Loan,
                                                 12/20/19                                 $    2,306,008
--------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- 0.2%
         2,156,831       5.75            B-/B2   Confie seguros Holding II Co., Term
                                                 Loan, 11/9/18                            $    2,164,919
                                                                                          --------------
                                                 Total Insurance                          $   11,699,667
--------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 1.2%
                                                 Mortgage REIT -- 0.2%
         2,130,115       3.50          BB+/Ba3   Starwood Property Trust, Inc., Term
                                                 Loan, 4/17/20                            $    2,121,239
--------------------------------------------------------------------------------------------------------
                                                 Diversified Real Estate
                                                 Activities -- 0.6%
           495,000       2.90           BB/Ba1   CBRE Services, Inc., Term Loan,
                                                 3/28/21                                  $      494,385
         4,488,750       5.00            B+/B3   CityCenter Holdings LLC, Term Loan,
                                                 10/16/20                                      4,517,505
                                                                                          --------------
                                                                                          $    5,011,890
--------------------------------------------------------------------------------------------------------
                                                 Real Estate Services -- 0.4%
         2,173,820       4.50            B+/B1   Altisource Solutions Sarl, Term Loan,
                                                 12/9/20                                  $    2,173,820
         1,639,522       4.27             B/B1   GCA Services Group, Inc.,
                                                 Replacement Term Loan (First Lien),
                                                 11/1/19                                       1,640,547
                                                                                          --------------
                                                                                          $    3,814,367
                                                                                          --------------
                                                 Total Real Estate                        $   10,947,496
--------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 4.6%
                                                 Internet Software & Services -- 0.3%
           450,000       3.50          BB-/Ba2   Dealertrack Technologies, Inc., Term
                                                 Loan, 2/27/21                            $      449,063
         1,845,919       4.00             B/B1   Zayo Group LLC, Term Loan, 7/2/19             1,844,382
                                                                                          --------------
                                                                                          $    2,293,445
--------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 IT Consulting & Other Services -- 1.1%
         1,682,933       5.25           BB/Ba3   Booz Allen Hamilton, Inc., Term Loan,
                                                 7/31/19                                  $    1,686,299
         2,420,367       4.50            NR/B1   Deltek, Inc., Term Loan, 10/10/18             2,429,821
         1,487,374       4.50            B-/B1   Kronos, Inc., Term Loan, 10/30/19             1,493,882
           695,000       4.50            B+/B1   PSAV Presentation Services, Tranche
                                                 B Term Loan (First Lien), 1/24/21               696,448
         4,000,000       4.50            B-/B1   Skillsoft Corp., Term Loan (First Lien),
                                                 4/23/21                                       3,995,000
                                                                                          --------------
                                                                                          $   10,301,450
--------------------------------------------------------------------------------------------------------
                                                 Data Processing & Outsourced
                                                 Services -- 0.4%
         1,387,680       4.15            B+/B1   First Data Corp., Term Loan, 3/23/18     $    1,387,969
            67,341       4.24             B/B1   First Data Corp., Term Loan, 3/24/21             67,333
         1,975,075       3.50         BBB-/Ba1   Genpact International, Inc., Term
                                                 Loan, 8/30/19                                 1,974,087
            74,625       4.50            B+/NR   Ship Midco, Ltd., Term Loan,
                                                 11/30/19                                         74,998
                                                                                          --------------
                                                                                          $    3,504,387
--------------------------------------------------------------------------------------------------------
                                                 Application Software -- 1.7%
         1,667,934       4.25            B+/B1   Applied Systems, Inc., Initial Term
                                                 Loan (First Lien), 1/15/21               $    1,669,672
         2,487,500       4.25           BB-/B1   Epiq Systems, Inc., Term Loan,
                                                 8/27/20                                       2,493,719
         1,897,332       8.50            B-/B1   Expert Global Solutions, Inc., Term
                                                 Loan, 4/3/18                                  1,814,324
         1,151,633       3.75           B+/Ba3   Infor., Tranche B-5 Term Loan (First
                                                 Lien), 6/3/20                                 1,145,361
         1,990,000       3.75             B/B1   Sedgwick, Inc., Term Loan, 2/11/21            1,966,369
         3,966,013       0.00           BB-/B1   Verint Systems, Inc., Tranche B-2 Term
                                                 Loan (First Lien), 9/6/19                     3,956,594
         2,188,681       4.25            B+/B1   Vertafore, Inc., Term Loan, 10/3/19           2,190,504
                                                                                          --------------
                                                                                          $   15,236,543
--------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 0.9%
         2,903,063       4.25            NR/B1   EZE Castle Software, Inc., Term Loan,
                                                 4/6/20                                   $    2,922,417
         1,496,250       5.00            B+/B1   P2 Upstream Acquisition Co., Term
                                                 Loan, 10/30/20                                1,502,796
         1,361,000       5.50            B+/B1   SafeNet, Inc., Tranche B Term Loan,
                                                 2/28/20                                       1,367,805
           850,000       0.00            B+/B1   Sybil Finance BV, Term Loan, 3/18/20            849,114
         1,031,398       2.15           BB/Ba3   The Reynolds & Reynolds Co., Term
                                                 Loan, 4/21/16                                 1,034,836
                                                                                          --------------
                                                                                          $    7,676,968
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 49

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Home Entertainment Software -- 0.2%
         1,864,500       3.25         BBB/Baa3   Activision Blizzard, Inc., Term Loan,
                                                 7/26/20                                  $    1,864,500
                                                                                          --------------
                                                 Total Software & Services                $   40,877,293
--------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 1.2%
                                                 Communications Equipment -- 0.4%
         1,972,582       6.50            NR/B1   Avaya, Inc., Term Loan, 3/31/18          $    1,968,061
           694,746       2.73          BB+/Ba2   Commscope, Inc., Tranche 3 Term
                                                 Loan, 1/21/17                                   695,180
         1,042,118       3.25          BB+/Ba2   Commscope, Inc., Tranche 4 Term
                                                 Loan, 1/14/18                                 1,044,498
                                                                                          --------------
                                                                                          $    3,707,739
--------------------------------------------------------------------------------------------------------
                                                 Electronic Equipment
                                                 Manufacturers -- 0.2%
         1,940,027       4.75            B-/B2   Sensus USA, Inc., Term Loan, 5/9/17      $    1,940,836
--------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.5%
           338,506       6.76            B+/B2   4L Holdings Corp., Term Loan, 5/7/18     $      338,506
           149,250       3.25          BB/Baa2   Belden Finance 2013 LP, Term Loan,
                                                 9/9/20                                          149,366
           695,000       6.25           BB-/B1   FCI - Fidji Luxembourg Bc4 Sarl ,
                                                 Term Loan, 12/19/20                             701,081
         1,714,463       3.25           BB-/B1   Generac Power Systems, Inc., Term
                                                 Loan, 5/31/20                                 1,709,641
         1,394,258       5.00             B/B2   Scitor Corp., Term Loan, 2/15/17              1,372,763
                                                                                          --------------
                                                                                          $    4,271,357
--------------------------------------------------------------------------------------------------------
                                                 Technology Distributors -- 0.1%
           792,002       3.25          BB-/Ba3   CDW LLC, Term Loan, 4/25/20              $      784,577
                                                                                          --------------
                                                 Total Technology Hardware
                                                 & Equipment                              $   10,704,509
--------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR EQUIPMENT -- 1.2%
                                                 Semiconductor Equipment -- 0.7%
         2,413,117       4.50            NR/B1   Aeroflex, Inc., Term Loan, 11/9/19       $    2,424,037
         1,640,000       0.00          BB+/Ba3   Entegris, Inc., Term Loan B, 3/25/21          1,624,625
           577,802       3.25         BBB/Baa2   Sensata Technologies BV, Term Loan,
                                                 5/12/18                                         579,504
         1,547,000       0.00            B+/B1   VAT Holding AG, Term Loan, 1/28/21            1,549,421
                                                                                          --------------
                                                                                          $    6,177,587
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.5%
         4,000,000       0.00         BBB-/Ba1   Avago Technologies Ltd, Tranche B
                                                 Term Loan (First Lien), 4/16/21          $    4,014,064
           737,337       0.00           BB+/NR   Microsemi Corp., Term Loan (First
                                                 Lien), 3/14/21                                  733,075
                                                                                          --------------
                                                                                          $    4,747,139
                                                                                          --------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                  $   10,924,726
--------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION
                                                 SERVICES -- 2.1%
                                                 Integrated Telecommunication
                                                 Services -- 1.2%
         2,786,000       4.00          BB-/Ba3   Cincinnati Bell, Inc., Term Loan,
                                                 9/10/20                                  $    2,778,456
           495,000       5.25            B+/B2   Integra Telecom Holdings, Inc., Term
                                                 Loan, 2/22/19                                   497,846
         1,021,122       4.75             B/B2   Securus Technologies Holdings, Inc.,
                                                 Term Loan, 4/30/20                            1,017,931
         1,865,900       2.66        BBB-/Baa3   tw telecom holdings, inc., Term Loan
                                                 B Loan, 4/17/20                               1,867,454
         1,862,295       3.25            BB/B1   West Corp., B-10 Term Loan (First
                                                 Lien), 6/30/18                                1,841,780
         1,113,519       2.75            NR/B1   West Corp., Tranche B-9 Term Loan
                                                 (First Lien), 7/15/16                         1,113,380
           995,193       3.50          BB+/Ba2   Windstream Corp., Term Loan, 8/8/19             992,077
           791,489       3.50          BB+/Ba2   Windstream Corp., Tranche B-4 Term
                                                 Loan, 1/8/20                                    788,763
                                                                                          --------------
                                                                                          $   10,897,687
--------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 0.9%
           928,125       3.25            NR/NR   Cellular South, Inc., Term Loan,
                                                 5/23/20                                  $      925,225
         1,687,250       4.00             B/B1   LTS Buyer LLC, Term Loan, 4/13/20             1,685,141
         1,100,385       0.00           B+/Ba3   Numericable, Tranche B-1 Term Loan,
                                                 4/23/20                                       1,099,992
           951,683       0.00           B+/Ba3   Numericable, Tranche B-2 Term Loan
                                                 (First Lien), 4/23/20                           951,344
         1,175,787       4.00           BB-/B1   Syniverse Holdings, Inc., Term Loan,
                                                 4/23/19                                       1,176,705
         2,204,282       4.00           BB-/B1   Syniverse Holdings, Inc., Term Loan,
                                                 4/23/19                                       2,206,350
                                                                                          --------------
                                                                                          $    8,044,757
                                                                                          --------------
                                                 Total Telecommunication Services         $   18,942,444
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 51

--------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (b)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                            Value
--------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 2.6%
                                                 Electric Utilities -- 1.0%
         2,000,000       0.00           B+/Ba3   Atlantic Power LP, Term Loan,
                                                 2/20/21                                  $    2,017,500
         2,630,125       3.00           BB/Ba3   Calpine Construction Finance Co.
                                                 LP, Term B-1 Loan, 5/3/20                     2,570,127
         2,483,143       5.25           BB-/B1   Raven Power Finance LLC, Term
                                                 Advance, 12/17/20                             2,512,630
         2,029,500       4.25          BB-/Ba3   Star West Generation LLC, Term
                                                 Loan, 3/13/20                                 2,037,111
                                                                                          --------------
                                                                                          $    9,137,368
--------------------------------------------------------------------------------------------------------
                                                 Water Utilities -- 0.2%
         1,745,625       4.75            B+/NR   WTG Holdings III Corp., Term Loan
                                                 (First Lien), 12/12/20                   $    1,753,808
--------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers &
                                                 Energy Traders -- 1.4%
         1,916,922       3.75          BB+/Ba1   AES Corp. Virginia, Term Loan,
                                                 6/1/18                                   $    1,921,266
         1,406,500       4.00           BB-/B1   Calpine Corp., Term Loan, 4/1/18              1,410,016
           542,429       4.00           BB-/B1   Calpine Corp., Term Loan, 9/27/19               543,827
         1,221,538       4.00           BB-/B1   Dynegy, Inc., Term Loan, 4/23/20              1,221,097
         2,069,756       2.75         BB+/Baa3   NRG Energy, Inc., Term Loan, 7/1/18           2,050,093
         3,515,959       3.75          BB+/Ba1   NSG Holdings LLC, Term Loan,
                                                 12/11/19                                      3,529,144
         1,869,785       3.50          BB+/Ba2   Ruby Western Pipeline Holdings LLC,
                                                 Term Loan, 3/27/20                            1,869,202
                                                                                          --------------
                                                                                          $   12,544,645
                                                                                          --------------
                                                 Total Utilities                          $   23,435,821
--------------------------------------------------------------------------------------------------------
                                                 TOTAL SENIOR FLOATING RATE
                                                 LOAN INTERESTS
                                                 (Cost $789,070,619)                      $  788,003,406
--------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT IN
                                                 SECURITIES -- 97.2%
                                                 (Cost $865,341,279) (a)                  $  866,040,069
--------------------------------------------------------------------------------------------------------
                                                 OTHER ASSETS & LIABILITIES -- 2.8%       $   25,034,479
--------------------------------------------------------------------------------------------------------
                                                 TOTAL NET ASSETS -- 100.0%               $  891,074,548
========================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2014, the value of these securities amounted to $33,764,824 or 3.8% of total net assets.

(a) At April 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $865,934,072 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                                  $   5,420,052

             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                     (5,314,055)
                                                                                          --------------
             Net unrealized appreciation                                                  $     105,997
                                                                                          ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)         Security is in default and is non-income producing.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2014 aggregated $283,460,439 and $227,171,045, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 53

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund's investments:

------------------------------------------------------------------------------------
                                Level 1      Level 2        Level 3    Total
------------------------------------------------------------------------------------
Preferred Stocks                $3,795,667   $         --   $      --  $  3,795,667
Convertible Preferred Stocks       129,960             --          --       129,960
Common Stocks
  Consumer Services                959,799             --          --       959,799
  Real Estate                      482,832        482,832
Asset Backed Securities                 --      4,362,793          --     4,362,793
Collateralized Mortgage
  Obligations                           --      4,177,818          --     4,177,818
Corporate Bonds                         --     63,625,984          --    63,625,984
Municipal Bonds                         --        501,810          --       501,810
Senior Floating Rate Loan
  Interests                             --    788,003,406          --   788,003,406
------------------------------------------------------------------------------------
Total                           $4,885,426   $861,154,643   $      --  $866,040,069
====================================================================================
Other Financial Instruments
Forward Foreign Currency
  Contracts                     $       --   $        (78)  $      --  $        (78)
------------------------------------------------------------------------------------
Total                           $       --   $        (78)  $      --  $        (78)
====================================================================================

During the year ended October 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Statement of Assets and Liabilities | 4/30/14 (unaudited)

ASSETS:
  Investment in securities (cost $865,341,279)                                                  $866,040,069
  Cash                                                                                            53,680,678
  Receivables --
     Investment securities sold                                                                    5,776,944
     Fund shares sold                                                                              3,611,909
     Interest                                                                                      3,924,303
     Dividends                                                                                         1,187
     Due from Pioneer Investment Management, Inc.                                                    136,227
  Prepaid expenses                                                                                    87,521
-------------------------------------------------------------------------------------------------------------
         Total assets                                                                           $933,258,838
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                            $ 35,278,291
     Fund shares repurchased                                                                       6,343,435
     Dividends                                                                                       243,176
  Unrealized depreciation on forward foreign currency contracts                                           78
  Due to affiliates                                                                                  168,034
  Accrued expenses                                                                                   151,276
-------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                      $ 42,184,290
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                               $893,777,848
  Distributions in excess of net investment income                                                  (443,053)
  Accumulated net realized loss on investments, credit defaulted swaps and
     foreign currency transactions                                                                (2,958,954)
  Net unrealized appreciation on investments                                                         698,790
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                                      (83)
-------------------------------------------------------------------------------------------------------------
         Total net assets                                                                       $891,074,548
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $278,715,459/40,231,097 shares)                                             $       6.93
  Class C (based on $130,900,243/18,871,703 shares)                                             $       6.94
  Class K (based on $9,965/1,439 shares)                                                        $       6.93
  Class Y (based on $460,619,763/66,302,436 shares)                                             $       6.95
  Class Z (based on $20,829,118/2,999,104 shares)                                               $       6.95
MAXIMUM OFFERING PRICE:
  Class A ($6.93 (divided by) 95.5%)                                                            $      10.08
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 55

Statement of Operations (unaudited)

For the Six Months Ended 4/30/14

INVESTMENT INCOME:
   Interest                                                                $ 20,155,860
   Dividends                                                                    133,474
-------------------------------------------------------------------------------------------------------------
         Total investment income                                                                $ 20,289,334
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $  2,512,650
  Transfer agent fees
     Class A                                                                     22,828
     Class C                                                                     10,153
     Class Y                                                                      2,890
     Class Z                                                                        221
  Distribution fees
     Class A                                                                    347,132
     Class C                                                                    654,403
  Shareholder communications expense                                            430,750
  Administrative reimbursement                                                  151,434
  Custodian fees                                                                 56,033
  Registration fees                                                              46,719
  Professional fees                                                              64,738
  Printing expense                                                               10,026
  Fees and expenses of nonaffiliated Trustees                                    10,412
  Miscellaneous                                                                 165,668
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $  4,486,057
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                                        (235,416)
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                                               $  4,250,641
-------------------------------------------------------------------------------------------------------------
         Net investment income                                                                  $ 16,038,693
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                           $ (1,000,494)
     Credit default swaps                                                       268,568
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                       (8,310)        $   (740,236)
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                           $ (1,792,067)
     Credit default swaps                                                       (78,893)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                        4,884         $ (1,866,076)
-------------------------------------------------------------------------------------------------------------
  Net loss on investments, credit defaulted swaps and foreign
     currency transactions                                                                      $ (2,606,312)
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $ 13,432,381
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended
                                                                         4/30/14               Year Ended
                                                                         (unaudited)           10/31/13
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                    $  16,038,693         $  21,735,850
Net realized loss on investments, credit default swaps
   and foreign currency transactions                                          (740,236)             (858,826)
Change in net unrealized appreciation (depreciation)
   on investments, credit default swaps and foreign
   currency transactions                                                    (1,866,076)              825,077
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations               $  13,432,381         $  21,702,101
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.13 and $0.29 per share, respectively)                  $  (5,054,458)        $  (8,868,449)
      Class C ($0.10 and $0.24 per share, respectively)                     (1,896,425)           (3,057,407)
      Class K ($0.12 and $0.00 per share, respectively)                           (167)                   --
      Class Y ($0.14 and $0.32 per share, respectively)                     (8,642,532)           (9,938,514)
      Class Z ($0.13 and $0.31 per share, respectively)                       (386,850)             (289,378)
-------------------------------------------------------------------------------------------------------------
          Total distributions to shareowners                             $ (15,980,432)        $ (22,153,748)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $ 245,072,712         $ 647,730,091
Reinvestment of distributions                                               15,893,827            17,595,479
Cost of shares repurchased                                                (206,574,864)         (185,904,999)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                                        $  54,391,675         $ 479,420,571
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                         $  51,843,624         $ 478,968,924
NET ASSETS:
Beginning of year                                                          839,230,924           360,262,000
-------------------------------------------------------------------------------------------------------------
End of year                                                              $ 891,074,548         $ 839,230,924
-------------------------------------------------------------------------------------------------------------
Undistributed of net investment income                                   $    (443,053)        $    (501,314)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 57

-------------------------------------------------------------------------------------------------------------
                                               '14 Shares    '14 Amount
                                               (unaudited)   (unaudited)      '13 Shares     '13 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                     9,895,494    $ 69,166,466      22,416,901    $   155,887,253
Reinvestment of
   distributions                                  787,113       5,054,458       1,096,053          7,623,480
Less shares repurchased                        (8,851,365)    (61,526,530)    (10,916,587)       (75,929,216)
-------------------------------------------------------------------------------------------------------------
      Net increase
           (decrease)                           1,831,242    $ 12,694,394      12,596,367    $    87,581,517
=============================================================================================================
Class C
Shares sold                                     3,054,618    $ 21,292,622      11,576,471    $    80,596,288
Reinvestment of
   distributions                                  277,210       1,896,425         361,802          2,518,188
Less shares repurchased                        (3,018,025)    (21,001,608)     (3,542,342)       (24,646,922)
-------------------------------------------------------------------------------------------------------------
      Net increase                                313,803    $  2,187,439       8,395,931    $    58,467,554
=============================================================================================================
Class K*
Shares sold                                         1,439    $     10,000              --    $            --
Reinvestment of
   distributions                                       --              --              --                 --
Less shares repurchased                                --              --              --                 --
-------------------------------------------------------------------------------------------------------------
      Net increase                                  1,439    $     10,000              --    $            --
=============================================================================================================
Class Y
Shares sold                                    21,323,877    $148,612,650      56,197,619    $   391,946,448
Reinvestment of
   distributions                                1,228,044       8,556,094       1,035,158          7,212,907
Less shares repurchased                       (17,294,207)   (120,509,250)    (11,813,583)       (82,330,172)
-------------------------------------------------------------------------------------------------------------
      Net increase                              5,257,714    $ 36,659,494      45,419,194    $   316,829,183
=============================================================================================================
Class Z
Shares sold                                       852,381    $  5,990,974       2,767,176    $    19,300,102
Reinvestment of
   distributions                                   62,341         386,850          34,564            240,904
Less shares repurchased                          (507,527)     (3,537,476)       (430,461)        (2,998,689)
-------------------------------------------------------------------------------------------------------------
      Net increase
           (decrease)                             407,195    $  2,840,348       2,371,279    $    16,542,317
=============================================================================================================

* Class K shares were first publicly offered on December 11, 2013.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year      Year
                                                                  4/30/14      Ended      Ended      Ended      Ended     Ended
                                                                  (unaudited)  10/31/13   10/31/12   10/31/11   10/31/10  10/31/09
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   6.95     $   6.95   $   6.77   $   6.87   $  6.58   $  5.64
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.12     $   0.28   $   0.33   $   0.31   $  0.31   $  0.32
   Net realized and unrealized gain (loss) on investments            (0.01)        0.01       0.16      (0.11)     0.30      0.95
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.11     $   0.29   $   0.49   $   0.20   $  0.61   $  1.27
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $  (0.13)    $  (0.29)  $  (0.31)  $  (0.30)  $ (0.32)  $ (0.33)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   6.93     $   6.95   $   6.95   $   6.77   $  6.87   $  6.58
==================================================================================================================================
Total return*                                                         1.53%        4.24%      7.43%      2.98%     9.44%    23.50%
Ratio of net expenses to average net assets                           1.05%**      1.06%      1.11%      1.10%     1.10%     1.10%
Ratio of net investment income to average net assets                  3.63%**      3.88%      4.77%      4.47%     4.48%     5.26%
Portfolio turnover rate                                                 54%**        40%        42%        57%       37%       23%
Net assets, end of period (in thousands)                          $278,715     $266,832   $179,260   $176,701   $93,183   $27,333
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.05%**      1.10%      1.11%      1.12%     1.29%     1.58%
   Net investment income                                              3.63%**      3.85%      4.77%      4.45%     4.30%     4.78%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 59

----------------------------------------------------------------------------------------------------------------------------------

                                                                    Six Months
                                                                    Ended        Year       Year      Year      Year      Year
                                                                    4/30/14      Ended      Ended     Ended     Ended     Ended
                                                                    (unaudited)  10/31/13   10/31/12  10/31/11  10/31/10  10/31/09
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $   6.96     $   6.95   $  6.78   $  6.87   $  6.58   $  5.63
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations
   Net investment income                                            $   0.10     $   0.23   $  0.27   $  0.26   $  0.25   $  0.27
   Net realized and unrealized gain (loss) on investments              (0.02)        0.02      0.16     (0.10)     0.30      0.96
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $   0.08     $   0.25   $  0.43   $  0.16   $  0.55   $  1.23
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $  (0.10)    $  (0.24)  $ (0.26)  $ (0.25)  $ (0.26)  $ (0.28)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   6.94     $   6.96   $  6.95   $  6.78   $  6.87   $  6.58
==================================================================================================================================
Total return*                                                           1.15%        3.61%     6.46%     2.33%     8.47%    22.63%
Ratio of net expenses to average net assets                             1.78%**      1.80%     1.86%     1.89%     2.00%     2.00%
Ratio of net investment income to average net assets                    2.90%**      3.13%     4.02%     3.68%     3.59%     4.60%
Portfolio turnover rate                                                   54%**        40%       42%       57%       37%       23%
Net assets, end of period (in thousands)                            $130,900     $129,093   $70,655   $65,238   $23,703   $13,219
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.78%**      1.83%     1.86%     1.89%     2.04%     2.29%
   Net investment income                                                2.90%**      3.09%     4.02%     3.68%     3.55%     4.31%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12/11/13 to
                                                                                                                       4/30/14 (a)
                                                                                                                       (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                                                                   $  6.95
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                                                                               $  0.11
   Net realized and unrealized gain (loss) on investments                                                                (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations                                                       $  0.10
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                                                               $ (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                         $  6.93
==================================================================================================================================
Total return*                                                                                                             1.39%(b)
Ratio of net expenses to average net assets                                                                               0.69%**
Ratio of net investment income to average net assets                                                                      4.01%**
Portfolio turnover rate                                                                                                     54%**
Net assets, end of period (in thousands)                                                                               $    10
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                                                         0.69%**
   Net investment income                                                                                                  4.01%**
==================================================================================================================================

(a)  Class K shares were first publicly offered on December 11, 2013.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 61

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended        Year       Year      Year      Year      Year
                                                                    4/30/14      Ended      Ended     Ended     Ended     Ended
                                                                    (unaudited)  10/31/13   10/31/12  10/31/11  10/31/10  10/31/09
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $   6.97     $   6.96   $  6.78   $  6.89   $  6.59   $  5.64
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.14     $   0.31   $  0.35   $  0.33   $  0.32   $  0.32
   Net realized and unrealized gain (loss) on investments              (0.02)        0.02      0.16     (0.12)     0.31      0.96
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $   0.12     $   0.33   $  0.51   $  0.21   $  0.63   $  1.28
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $  (0.14)    $  (0.32)  $ (0.33)  $ (0.32)  $ (0.33)  $ (0.33)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   6.95     $   6.97   $  6.96   $  6.78   $  6.89   $  6.59
==================================================================================================================================
Total return*                                                           1.68%        4.77%     7.78%     3.11%     9.71%    23.70%
Ratio of net expenses to average net assets                             0.70%**      0.70%     0.70%     0.88%     0.92%     1.09%
Ratio of net investment income to average net assets                    3.96%**      4.16%     5.17%     4.70%     4.67%     5.58%
Portfolio turnover rate                                                   54%**        40%       42%       57%       37%       23%
Net assets, end of period (in thousands)                            $460,620     $425,245   $18,805   $60,596   $17,659   $12,109
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.80%**      0.83%     0.85%     0.88%     0.95%     1.24%
   Net investment income                                                3.86%**      4.04%     5.02%     4.70%     4.67%     5.43%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months
                                                                                   Ended         Year        Year        8/8/11(a)
                                                                                   4/30/14       Ended       Ended       to
                                                                                   (unaudited)   10/31/13    10/31/12    10/31/11
----------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                               $  6.97       $  6.97     $  6.80     $  6.81
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                                           $  0.13       $  0.30     $  0.30     $  0.07
   Net realized and unrealized gain (loss) on investments                            (0.02)         0.01        0.20       (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations                   $  0.11       $  0.31     $  0.50     $  0.04
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                           $ (0.13)      $ (0.31)    $ (0.33)    $ (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  6.95       $  6.97     $  6.97     $  6.80
==================================================================================================================================
Total return*                                                                         1.64%         4.49%       7.52%       0.65%(b)
Ratio of net expenses to average net assets                                           0.90%**       0.90%       0.83%       0.90%**
Ratio of net investment income to average net assets                                  3.77%**       3.89%       5.03%       4.86%**
Portfolio turnover rate                                                                 54%**         40%         42%         57%**
Net assets, end of period (in thousands)                                           $20,829       $18,062     $ 1,538     $    10
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                     0.95%**       0.98%       0.83%       1.22%**
   Net investment income                                                              3.72%**       3.81%       5.03%       4.54%**
==================================================================================================================================

(a)  Class Z shares were first publicly offered on August 8, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 63

Notes to Financial Statements | 4/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class K, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007 and Class Z shares were first publicly offered on August 8, 2011. Class K shares were first publicly offered on December 11, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

64 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or senior loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 65 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2014 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

66 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2013 was as follows:

     -----------------------------------------------------------------------------
                                                                              2013
     -----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                   $22,153,748
     -----------------------------------------------------------------------------
        Total                                                          $22,153,748
     =============================================================================

The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

     -----------------------------------------------------------------------------
                                                                             2013
     -----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $ 2,236,313
     Capital loss carryforward                                         (2,196,472)
     Dividend payable                                                  (2,176,160)
     Net unrealized appreciation                                        1,981,070
     -----------------------------------------------------------------------------
        Total                                                         $  (155,249)
     =============================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward foreign currency and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 67

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $15,044 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2014.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

68 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs,

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 69 the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     There are no open credit default swap contracts at April 30, 2014. The average value of swap contracts open during the six months ended April 30, 2014 was $1,278,041.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2014, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.58% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% and 0.90% of the Fund's average daily net assets attributable to Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2014, are reflected on the Statement of Operations. These expense limitations

70 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 are in effect through March 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,714 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended April 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $122,915
Class C                                                                   42,531
Class Y                                                                  240,317
Class Z                                                                   24,987
--------------------------------------------------------------------------------
  Total                                                                 $430,750
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,992 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $121,328 in distribution fees payable to PFD at April 30, 2014.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 71

In addition, redemptions of each class of shares (except Class Y and Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2014, CDSCs in the amount of $44,875 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2014 the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2014 was $198,093.

As of April 30, 2014, outstanding forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------
               Net           In                                     Net
               Contracts     Exchange                  Settlement   Unrealized
Currency       to Deliver    For USD       Date        Value        Depreciation
--------------------------------------------------------------------------------
EUR (Euro)     (121,746)     $168,791      6/11/14     $(168,869)   $(78)
--------------------------------------------------------------------------------
  Total                                                             $(78)
================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater

72 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and
(c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2014, the Fund had no borrowings under the credit facility.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of April 30, 2014 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2014           Liabilities Derivatives 2014
Hedging Instruments            -----------------------------    ----------------------------
Under Accounting               Statement of Assets              Statement of Assets
Standards Codification         and Liabilities                  and Liabilities
(ASC) 815                      Location           Value         Location             Value
--------------------------------------------------------------------------------------------
Forward Foreign                Net unrealized                   Net unrealized
 Currency Contracts            appreciation                     depreciation
                               on forward                       on forward
                               foreign currency                 foreign currency
                               contracts          $       --    contracts            $  78
--------------------------------------------------------------------------------------------
 Total                                            $       --                         $  78
--------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 was as follows:

--------------------------------------------------------------------------------------------
                                                                             Change in
Derivatives Not                                                              Unrealized
Accounted for as                                                Realized     appreciation or
Hedging Instruments                                             Gain on      (depreciation)
Under Accounting        Location of Gain or (Loss)              Derivatives  on Derivatives
Standards Codification  on Derivatives Recognized               Recognized   Recognized
(ASC) 815               in Income                               in Income    in Income
--------------------------------------------------------------------------------------------
Forward Foreign         Net realized gain on forward foreign    $  (8,310)
 Currency Contracts     currency contracts and other assets
                        and liabilities denominated in foreign
                        currencies

Forward Foreign         Change in unrealized appreciation on                 $   4,884
 Currency Contracts     forward foreign currency contracts
                        and other assets and liabilities
                        denominated in foreign currencies

Credit Default Swaps    Net realized gain on credit             $ 268,568
                        default swaps

Credit Default Swaps    Change in unrealized appreciation
                        on credit default swaps                              $ (78,893)

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 73

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2014.

-----------------------------------------------------------------------------------------
Assets:
                                            Net
                               Gross        Amounts         Gross Amounts
                               Amounts      of Assets       Not Offset in
                               Offset       Presented      the Statement of
                               in the       in the       Assets and Liabilities
                   Gross       Statement    Statement    ------------------------
                   Amounts of  of Assets    of Assets                  Cash
                   Recognized  and          and          Financial     Collateral  Net
Description        Assets      Liabilities  Liabilities  Instruments   Received    Amount
-----------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts         $     --    $   --       $      --    $     --      $     --    $   --
-----------------------------------------------------------------------------------------
                   $     --    $   --       $      --    $     --      $     --    $   --
=========================================================================================

-----------------------------------------------------------------------------------------
Liabilities:
                                            Net
                               Gross        Amounts         Gross Amounts
                               Amounts      of Assets       Not Offset in
                               Offset       Presented      the Statement of
                               in the       in the       Assets and Liabilities
                   Gross       Statement    Statement    ------------------------
                   Amounts of  of Assets    of Assets                  Cash
                   Recognized  and          and          Financial     Collateral  Net
Description        Liabilities Liabilities  Liabilities  Instruments   Pledged     Amount
-----------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts         $    78     $   --       $     78     $     --      $     --    $   78
-----------------------------------------------------------------------------------------
                   $    78     $   --       $     78     $     --      $     --    $   78
=========================================================================================

74 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

10. Subsequent Events

Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal year, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(i)(v)of Regulation S-K under the Securities and Exchange Act of 1934.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 75

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio manager of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in

76 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one and three year periods ended June 30, 2013 and in the second quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) lagged the yield of the Credit Suisse Leveraged Loan Index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. They indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 77

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the fourth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. They also considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the first quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the expense ratio of the Fund's Class A shares was approximately four basis points higher than the median expense ratio of its Morningstar peer group and approximately one basis point higher than the median expense ratio of its Strategic Insight peer group. They also noted that the expense ratio of the Fund's Class Y shares was approximately eight basis points lower than each of the median expense ratios of its Morningstar peer group and its Strategic Insight peer group. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other

78 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 79

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

80 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    Daniel K. Kingsbury, President*
David R. Bock                                Mark D. Goodwin, Executive
Benjamin M. Friedman                           Vice President
Margaret B.W. Graham                         Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                          Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

***  Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 81

                           This page for your notes.

82 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

                           This page for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/14 83

                           This page for your notes.

84 Pioneer Floating Rate Fund | Semiannual Report | 4/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 20856-07-0614

                  Pioneer Multi-Asset
                  Real Return Fund

--------------------------------------------------------------------------------
                  Semiannual Report | April 30, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A   PMARX
                  Class C   PRRCX
                  Class R   MUARX
                  Class Y   PMYRX
                  Class Z   PMZYX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Consolidated Financial Statements                                            41

Consolidated Notes to Financial Statements                                   50

Approval of Investment Advisory Agreement                                    67

Trustees, Officers and Service Providers                                     72

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

2 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 3

Portfolio Management Discussion | 4/30/14

In the following discussion, Michele Garau reviews recent market events and describes the factors that affected the performance of Pioneer Multi-Asset Real Return Fund during the six-month period ended April 30, 2014. Mr. Garau, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with associate portfolio manager Howard Weiss.

Q   How did the Fund perform during the six-month period ended April 30, 2014?

A Pioneer Multi-Asset Real Return Fund's Class A shares returned 0.82% at net asset value during the six-month period ended April 30, 2014, while the Fund's benchmark, the Barclays U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned 0.22%. During the same period, the average return of the 496 mutual funds in Lipper's Global Flexible Portfolio Funds category was 3.44%, and the average return of the 251 mutual funds in Morningstar's Tactical Allocation Funds category was 3.50%.

Q The Fund slightly outperformed its benchmark, the Barclays Index, but lagged its industry peers by a wide margin during the six-month period ended April 30, 2014? Could you discuss some of the investment decisions that factored into the Fund's modest showing during the period?

A For the Fund's fiscal year ended October 31, 2013, the Fund's Class A shares at net asset value delivered a strong total return of 14.72% and outperformed the Barclays Index by a wide margin. The past six months have been a bit weaker, however, and so far in 2014 the Fund has given back some ground. The weaker performance affected the Fund's relative results during the full semiannual reporting period ended April 30, 2014. Two key factors stand out as being the cause of the Fund's short-term weakness.

    First, the Fund's allocation to Japanese equities, which represented roughly 8% of the total investment portfolio at the close of the six-month period, has performed poorly following the strong showing of the asset class in 2013. Investors are beginning to question whether the stimulative policies of Prime Minister Shinzo Abe are indeed going to lead to sustainable growth in that country, and the somewhat disappointing results of those policies has caused the Japanese equity market to underperform. However, we also feel that much of this investor behavior can be explained by the unwinding of foreign-held positions due to profit taking following a very strong 2013. In the end, however, we remain constructive on Japan as Mr. Abe's policies have begun showing signs of success by reigniting an inflationary environment.

4 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

    Second, the Fund's allocation to China-related stocks has been a headwind to performance. As with the Fund's holdings in Japan, those particular Chinese investments added substantial value to the Fund's performance in 2013, but have detracted from performance so far in 2014. During the six-month period, we hedged the portfolio's Chinese positions to a certain extent, but not enough to offset the underperformance of those allocations. The Fund's investments in China (and emerging Asia in general) are primarily concentrated within three areas: gaming and leisure; internet and e-commerce; and clean energy and renewables. These market segments provided phenomenal returns in 2013 (as well as in 2012 and 2011); however, the current environment is one dominated by concerns about slowing nominal gross domestic product (GDP) in China. So far in 2014, market participants have been less willing to pay for growth, which has in turn resulted in valuation contraction. Myopic focus on top-line results fails, in our opinion, to consider the fact that over the past two years inflation (as measured by core price inflation, or CPI) has compressed from more than 8% to its current run-rate of 2%; this means that while nominal values have compressed, real levels of economic expansion have actually remained relatively intact. As noted previously, our efforts to hedge the portfolio's Chinese exposures proved largely ineffective due to their low correlations and elevated volatility with respect to broader Chinese indices. Consequently, we opted to reduce the Fund's overall weight in China to slightly less than 10% as of period end.

    During the period, we trimmed the portfolio's exposure to underperforming stocks where appropriate, while maintaining long-term positions in our highest-conviction positions. Overall, we look at the Fund's recent soft performance as a short-term development within the context of the stronger long-term results. Since the Fund's inception on May 3, 2010, Class A shares at net asset value through April 30, 2014, have returned 9.10%, while the Barclays Index has returned 3.06%. We believe the Fund's long-term outperformance illustrates the potential effectiveness of our multi-faceted, "go anywhere" investment approach.

Q How would you characterize the Fund's overall positioning as of April 30, 2014?

A We continue to overweight the portfolio to global equities over other asset classes. As of period end, roughly 60% of the Fund's total investment portfolio was invested in equities, while about one quarter of the total investment portfolio was in fixed-income investments, and another 6% was held in instruments that gave the Fund exposure to hard assets (mainly commodities).

    The Fund's current positioning reflects our view that equities are the least expensive asset class in the global financial markets, even after their strong performance of recent years. While stocks were shaky in the second half of the six-month period, mainly due to concerns about the future monetary policies

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 5 of the U.S. Federal Reserve as well as the direction of U.S. economic growth, we believe those factors are largely just "noise" that is obscuring stocks' continued attractiveness relative to bonds. The free-cash-flow yield on stocks in the Standard & Poor's 500 was higher than the yield on corporate bonds at the close of the period, despite the fact that stocks offer investors the ability to participate in the growth of the underlying companies. In our view, this indicates a stronger trade-off of risk and return potential for stocks, which should support continued outperformance for the asset class relative to fixed income.

Q How is the Fund positioned within the various asset classes as of April 30, 2014?

A As noted previously, roughly 60% of the Fund's total investment portfolio was held in equities as of period end, with the bulk of those investments allocated to U.S. and other developed market stocks, and the rest allocated to emerging markets equities. Our commitment to the emerging markets remains quite strong despite their recent underperformance, and we have worked to improve diversification* within that portion of the portfolio during the past six months.

    While high-quality, dividend-paying** stocks make up the core of the equity portfolio, the Fund's equity holdings also reflect our belief in longer-term, top-down themes such as clean energy in China, the Asian gaming/hotel/leisure industry, and internet/e-commerce, among others. The Fund's largest individual equity position continues to be the PowerShares Buyback Achievers ETF (exchange-traded fund), which invests in U.S.-listed stocks that have repurchased at least 5% or more of their shares outstanding in the trailing 12-month period. We believe the capital discipline imposed by share buybacks forces company management teams to pursue activities with the highest probability of generating positive returns on investment. The ETF position performed well during the six-month period and made a positive contribution to the Fund's performance.

    The Fund's bond portfolio is underweight in segments where we believe valuations are unattractive, a group encompassing both U.S. government and corporate debt. Instead, we favor specific opportunities that offer a positive trade-off of risk and return potential. Those areas include an allocation to select U.S. investment-grade corporate issues as well as a meaningful portfolio position in corporate bonds issued by non-U.S. companies. In many cases, those bonds offer stronger balance sheets, higher yields and more compelling valuations than similarly-rated U.S. corporate bonds. The Fund's investments in sovereign (government) debt, which are

* Diversification does not assure a profit nor protect against loss in a declining market.

**  Dividends are not guaranteed.

6 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 entirely non-U.S. positions, represent countries that we believe offer a favorable risk-return profile, including Greece, Ireland, Australia, New Zealand, and Indonesia.

    With respect to commodity-linked investments, we continued to seek opportunities to gain exposure to individual commodities rather than taking a broad-based approach. For instance, the portfolio held positions in futures linked to palm oil, lean hogs, and soybeans during the six-month period. Together, those allocations were a positive for Fund performance during the period. We believe that drilling down to individual commodities is the most effective way to generate performance in that asset class.

Q The Fund holds a portion of its assets in derivative investments (options and futures). Why is the Fund invested in these instruments?

A Our goal in using derivatives (outside of commodity-linked instruments) isn't to add to the Fund's total return. In other words, the positions do not represent high-risk investments in certain market segments. Instead, we use derivatives to maintain balance in the portfolio and as an attempt to "hedge" (or mitigate) the risks of certain Fund positions. For instance, the Fund holds a number of hedges in global currencies, which helps to reduce the impact of currency movements on specific holdings within the portfolio.

Q   Do you have any closing thoughts for investors?

A Despite strong equity market performance over the last four years (and the establishment of several new all-time highs across many stock market indices), we believe the case for investing in equities remains strong; therefore, we have retained the portfolio's bias towards this asset class.

    There are several reasons for this approach. First, global rates of inflation remain extraordinarily compressed. In the U.S. manufacturing sector, wage growth remains in close proximity to a 60-year low. Economic activity, both in the U.S. and globally, is showing signs of acceleration and corporate profits continue to improve.

    We also see positive signs from a valuation standpoint. We have often referenced the severity of the earnings yield gap as an indicator that stocks are inappropriately priced. It appears we are not alone in this observation, as bond issuance has become a very inexpensive form of corporate financing, and while debt issues skyrocket, equity is quietly being withdrawn.

    Our expectation is for bonds to deliver negative or minimal returns over the short, intermediate, and long-term horizons, for three primary reasons. First, nominal yields are extremely compressed. Second, as we have mentioned before, we believe the concept of "risk-free" investments has lost its meaning. Finally, investors are overexposed to fixed income as an asset class.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 7

    We believe the Fund's flexible, go-anywhere investment strategy gives us the ability to target the areas of the financial markets that we feel offer the most attractive long-term opportunities. In our view, this approach can help us to achieve the Fund's main goal of helping investors to maintain the long-term purchasing power of their savings.

Please refer to the Schedule of Investments on pages 19-40 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Real Return Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

8 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 9

Portfolio Summary | 4/30/14

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                27.5%
Consumer Discretionary                                                    14.2%
Industrials                                                               13.1%
Exchange Traded Funds                                                     12.0%
Government                                                                10.1%
Materials                                                                  6.1%
Health Care                                                                4.9%
Information Technology                                                     4.7%
Energy                                                                     2.8%
Utilities                                                                  2.3%
Consumer Staples                                                           1.4%
Telecommunication Services                                                 0.9%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                             38.8%
U.S. Common Stocks                                                      20.5%
Exchange Traded Funds                                                   12.0%
Foreign Government Bonds                                                11.2%
International Corporate Bonds                                            4.7%
U.S. Corporate Bonds                                                     3.2%
Exchange Traded Fund                                                     3.1%
U.S. Government Securities                                               2.1%
Depository Receipts for International Stocks                             1.9%
Mutual Fund Closed                                                       1.1%
U.S. Preferred Stocks                                                    0.7%
Collateralized Mortgage Obligations                                      0.6%
Convertible Corporate Bonds                                              0.1%
Senior Secured Loans                                                     0.0%*
* Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. PowerShares Buyback Achievers Portfolio                             2.46%
--------------------------------------------------------------------------------
 2. Australia Government Bond, 2.75%, 4/21/24                           2.46
--------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43              2.25
--------------------------------------------------------------------------------
 4. Hellenic Republic Government Bond, 2.0%, 2/24/23 (Step)             2.20
--------------------------------------------------------------------------------
 5. Mexican Bonos, 8.0%, 6/11/20                                        2.10
--------------------------------------------------------------------------------
 6. New Zealand Government Bond, 3.0%, 4/15/20                          2.04
--------------------------------------------------------------------------------
 7. Portugal Obrigacoes do Tesouro OT, 3.85%, 4/15/21                   1.52
--------------------------------------------------------------------------------
 8. Johnson & Johnson, Inc.                                             1.07
--------------------------------------------------------------------------------
 9. Aberdeen Asia-Pacific Income Fund, Inc.                             1.06
--------------------------------------------------------------------------------
10. Blackstone Group LP                                                 1.01
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Prices and Distributions | 4/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                        4/30/14                   10/31/13
--------------------------------------------------------------------------------
            A                          $12.91                     $13.33
--------------------------------------------------------------------------------
            C                          $12.77                     $13.21
--------------------------------------------------------------------------------
            R                          $12.90                     $13.32
--------------------------------------------------------------------------------
            Y                          $12.96                     $13.37
--------------------------------------------------------------------------------
            Z                          $12.89                     $13.33
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13 - 4/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Short-Term           Long-Term
          Class            Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
            A               $0.0763              $  --               $0.4525
--------------------------------------------------------------------------------
            C               $0.0499              $  --               $0.4525
--------------------------------------------------------------------------------
            R               $0.0669              $  --               $0.4525
--------------------------------------------------------------------------------
            Y               $0.0931              $  --               $0.4525
--------------------------------------------------------------------------------
            Z               $0.0870              $  --               $0.4525
--------------------------------------------------------------------------------

The Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 11

Performance Update | 4/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Real Return Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                  Barclays
                                                  U.S.
                           Net        Public      Treasury
                           Asset      Offering    TIPS
                           Value      Price       1-10 Year
Period                     (NAV)      (POP)       Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                   9.10%       7.85%       3.24%
1 Year                     1.24       -3.31       -4.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                           Gross      Net
--------------------------------------------------------------------------------
                           1.25%      1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Multi-Asset    Barclays U.S. Treasury
                           Real Return Fund       TIPS 1-10 Year Index
5/31/2010                  $   9,550              $  10,000
4/30/2011                  $  11,112              $  10,789
4/30/2012                  $  11,667              $  11,546
4/30/2013                  $  13,615              $  11,853
4/30/2014                  $  13,785              $  11,376

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                  Barclays
                                                  U.S.
                                                  Treasury
                                                  TIPS
                           If         If          1-10 Year
Period                     Held       Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                   8.29%      8.29%        3.24%
1 Year                     0.51       0.51        -4.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           2.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Multi-Asset    Barclays U.S. Treasury
                           Real Return Fund       TIPS 1-10 Year Index
5/31/2010                  $  10,000              $  10,000
4/30/2011                  $  11,554              $  10,789
4/30/2012                  $  12,039              $  11,546
4/30/2013                  $  13,953              $  11,853
4/30/2014                  $  14,024              $  11,376

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 13

Performance Update | 4/30/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                  Barclays
                                                  U.S.
                                                  Treasury
                                                  TIPS
                           If         If          1-10 Year
Period                     Held       Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                   9.07%      9.07%        3.24%
1 Year                     1.14       1.14        -4.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           1.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Multi-Asset    Barclays U.S. Treasury
                           Real Return Fund       TIPS 1-10 Year Index
5/31/2010                  $  10,000              $  10,000
4/30/2011                  $  11,633              $  10,789
4/30/2012                  $  12,214              $  11,546
4/30/2013                  $  14,254              $  11,853
4/30/2014                  $  14,417              $  11,376

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Performance Update | 4/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                  Barclays
                                                  U.S.
                                                  Treasury
                                                  TIPS
                           If         If          1-10 Year
Period                     Held       Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                   9.44%      9.44%        3.24%
1 Year                     1.53       1.53        -4.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                           Gross      Net
--------------------------------------------------------------------------------
                           1.00%      0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Multi-Asset    Barclays U.S. Treasury
                           Real Return Fund       TIPS 1-10 Year Index
5/31/2010                  $  5,000,000           $  5,000,000
4/30/2011                  $  5,832,730           $  5,394,260
4/30/2012                  $  6,143,064           $  5,773,026
4/30/2013                  $  7,196,009           $  5,926,297
4/30/2014                  $  7,306,215           $  5,688,168

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 15

Performance Update | 4/30/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                                  Barclays
                                                  U.S.
                                                  Treasury
                                                  TIPS
                           If         If          1-10 Year
Period                     Held       Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                   9.12%      9.12%        3.24%
1 Year                     1.26       1.26        -4.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus March 1, 2014)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           1.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Multi-Asset    Barclays U.S. Treasury
                           Real Return Fund       TIPS 1-10 Year Index
5/31/2010                  $  10,000              $  10,000
4/30/2011                  $  11,633              $  10,789
4/30/2012                  $  12,214              $  11,546
4/30/2013                  $  14,264              $  11,853
4/30/2014                  $  14,445              $  11,376

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 26, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 26, 2013, would have been higher than that shown. For the period beginning April 26, 2013, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from November 1, 2013, through April 30, 2014.

--------------------------------------------------------------------------------
Share Class                   A           C          R          Y          Z
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/13
--------------------------------------------------------------------------------
Ending Account            $1,008.20   $1,004.70  $1,007.50  $1,010.30  $1,007.50
Value (after expenses)
on 4/30/14
--------------------------------------------------------------------------------
Expenses Paid             $    6.07   $    9.69  $    6.57  $    4.59  $    8.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were of 1.22%, 1.95%, 1.32%, 0.92%, and 1.71% for Class A, Class C, Class R, Class Y and Class Z shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the partial year period).

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2013, through April 30, 2014.

--------------------------------------------------------------------------------
Share Class                   A           C          R          Y          Z
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/13
--------------------------------------------------------------------------------
Ending Account            $1,018.74   $1,015.12  $1,018.25  $1,020.23  $1,016.31
Value (after expenses)
on 4/30/14
--------------------------------------------------------------------------------
Expenses Paid             $    6.11   $    9.74  $    6.61  $    4.61  $    8.55
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were of 1.22%, 1.95%, 1.32%, 0.92%, and 1.71% for Class A, Class C, Class R, Class Y and Class Z shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Schedule of Investments | 4/30/14 (unaudited)

----------------------------------------------------------------------------------------------------
 Principal        Floating   S&P/Moody's
 Amount ($)       Rate (b)   Ratings                                               Value
----------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE
                                           BONDS -- 0.5%
                                           MATERIALS -- 0.1%
                                           Precious Metals & Minerals -- 0.1%
        400,000                    NR/NR   Aquarius Platinum, Ltd., 4.0%,
                                           12/18/15                                $         363,800
      1,400,000                    NR/NR   Aquarius Platinum, Ltd., 4.0%,
                                           12/18/15                                        1,273,300
                                                                                   -----------------
                                                                                   $       1,637,100
                                                                                   -----------------
                                           Total Materials                         $       1,637,100
----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.4%
                                           Asset Management & Custody
                                           Banks -- 0.4%
      1,300,000                   BBB/NR   Prospect Capital Corp., 5.5%,
                                           8/15/16                                 $       1,373,125
      1,850,000                   BBB/NR   Prospect Capital Corp., 5.5%,
                                           8/15/16                                         1,954,062
        950,000                   BBB/NR   Prospect Capital Corp., 5.75%,
                                           3/15/18                                         1,008,188
                                                                                   -----------------
                                                                                   $       4,335,375
                                                                                   -----------------
                                           Total Diversified Financials            $       4,335,375
----------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE
                                           CORPORATE BONDS
                                           (Cost $5,783,454)                       $       5,972,475
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 0.9%
                                           REAL ESTATE -- 0.9%
                                           Diversified REIT -- 0.2%
         95,999                    NR/NR   First Potomac Realty Trust, 7.75%
                                           (Perpetual)                             $       2,453,734
----------------------------------------------------------------------------------------------------
                                           Office REIT -- 0.2%
         94,999                    NR/NR   CoreSite Realty Corp., 7.25%
                                           (Perpetual)                             $       2,409,175
----------------------------------------------------------------------------------------------------
                                           Retail REIT -- 0.0%+
            204                    NR/NR   Wheeler Real Estate Investment
                                           Trust, Inc., 9.0%                       $         199,920
----------------------------------------------------------------------------------------------------
                                           Specialized REIT -- 0.5%
         91,866                    NR/NR   LaSalle Hotel Properties, 7.5%
                                           (Perpetual)                             $       2,388,516
        100,000                    NR/NR   Pebblebrook Hotel Trust, 6.5%,
                                           (Perpetual)                                     2,415,000
                                                                                   -----------------
                                                                                   $       4,803,516
                                                                                   -----------------
                                           Total Real Estate                       $       9,866,345
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 19

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $10,064,201)                      $       9,866,345
----------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 60.9%
                                           ENERGY -- 2.1%
                                           Oil & Gas Equipment &
                                           Services -- 1.3%
      3,506,000                            Anton Oilfield Services Group/
                                           Hong Kong*                              $       2,330,661
      1,628,675                            Ezion Holdings, Ltd.                            2,956,479
         99,044                            Halliburton Co.                                 6,246,705
      2,013,400                            Sapurakencana Petroleum Bhd*                    2,663,096
                                                                                   -----------------
                                                                                   $      14,196,941
----------------------------------------------------------------------------------------------------
                                           Integrated Oil & Gas -- 0.1%
         11,658                            Occidental Petroleum Corp.              $       1,116,254
----------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration &
                                           Production -- 0.4%
         92,981                            Southwestern Energy Co.*                $       4,451,930
----------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining &
                                           Marketing -- 0.3%
      5,918,244                            Newocean Energy Holdings, Ltd.          $       3,901,626
                                                                                   -----------------
                                           Total Energy                            $      23,666,751
----------------------------------------------------------------------------------------------------
                                           MATERIALS -- 3.7%
                                           Diversified Chemicals -- 0.7%
         33,252                            PPG Industries, Inc.                    $       6,438,252
         34,883                            The Dow Chemical Co.                            1,740,662
                                                                                   -----------------
                                                                                   $       8,178,914
----------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.9%
        173,474                            Clariant AG                             $       3,426,712
         46,898                            Ecolab, Inc.                                    4,907,407
            288                            Sika AG                                         1,167,589
                                                                                   -----------------
                                                                                   $       9,501,708
----------------------------------------------------------------------------------------------------
                                           Construction Materials -- 1.3%
      1,608,500                            Anhui Conch Cement Co., Ltd.            $       5,976,341
      1,422,500                            Indocement Tunggal Prakarsa Tbk PT              2,733,641
      1,074,000                            Taiheiyo Cement Corp.                           3,764,803
      1,345,000                            Taiwan Cement Corp.                             2,140,322
                                                                                   -----------------
                                                                                   $      14,615,107
----------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.2%
         20,433                            Eramet                                  $       2,667,620
----------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.6%
         48,245                            Anglo American Platinum, Ltd.           $       2,309,174
      6,907,376                            Aquarius Platinum, Ltd.                         2,512,239

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           Precious Metals &
                                           Minerals -- (continued)
     13,814,752                            Aquarius Platinum, Ltd.                 $       1,726,344
                                                                                   -----------------
                                                                                   $       6,547,757
                                                                                   -----------------
                                           Total Materials                         $      41,511,106
----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 9.7%
                                           Aerospace & Defense -- 3.5%
         93,868                            Airbus Group NV                         $       6,462,648
         24,283                            Honeywell International, Inc.                   2,255,891
         44,615                            Huntington Ingalls Industries, Inc.             4,595,345
         48,391                            Northrop Grumman Corp.                          5,879,990
          8,771                            Precision Castparts Corp.                       2,219,852
         22,442                            Raytheon Co.                                    2,142,762
         62,958                            The Boeing Co.                                  8,122,841
         19,095                            United Technologies Corp.                       2,259,511
        170,315                            Zodiac Aerospace, Inc.                          5,669,853
                                                                                   -----------------
                                                                                   $      39,608,693
----------------------------------------------------------------------------------------------------
                                           Building Products -- 0.2%
          6,974                            Geberit AG                              $       2,329,230
----------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 1.6%
      2,487,703                            China Singyes Solar Technologies
                                           Holdings, Ltd.                          $       3,657,591
      2,668,770                            China State Construction, Ltd.
                                           International Holdings, Ltd.                    4,455,312
      2,101,000                            EEI Corp.                                         561,005
     18,194,000                            Wijaya Karya Persero Tbk PT                     3,566,782
        642,468                            Yumeshin Holdings Co., Ltd.                     5,472,204
                                                                                   -----------------
                                                                                   $      17,712,894
----------------------------------------------------------------------------------------------------
                                           Electrical Components &
                                           Equipment -- 1.0%
      3,280,000                            Boer Power Holdings, Ltd.               $       4,314,696
        905,000                            Hitachi, Ltd.                                   6,441,391
                                                                                   -----------------
                                                                                   $      10,756,087
----------------------------------------------------------------------------------------------------
                                           Heavy Electrical Equipment -- 0.4%
        415,000                            Mitsubishi Electric Corp.               $       4,725,781
----------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.2%
         38,424                            Danaher Corp.                           $       2,819,553
----------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.7%
         60,309                            PACCAR, Inc.                            $       3,858,570
        283,800                            Volvo AB                                        4,488,964
                                                                                   -----------------
                                                                                   $       8,347,534
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 21

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 1.7%
         12,600                            FANUC Corp.                             $       2,269,828
          4,069                            Georg Fischer AG                                3,231,019
         26,462                            Illinois Tool Works, Inc.                       2,255,356
         19,105                            Ingersoll-Rand Plc                              1,142,479
        459,000                            Minebea Co., Ltd.                               3,716,231
         26,152                            Stanley Black & Decker, Inc.                    2,246,195
        197,500                            THK Co., Ltd.                                   4,182,851
                                                                                   -----------------
                                                                                   $      19,043,959
----------------------------------------------------------------------------------------------------
                                           Trading Companies &
                                           Distributors -- 0.4%
        315,000                            Mitsui & Co., Ltd.                      $       4,468,978
                                                                                   -----------------
                                           Total Capital Goods                     $     109,812,709
----------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES &
                                           SUPPLIES -- 1.5%
                                           Environmental & Facilities
                                           Services -- 0.7%
     10,075,311                            Beijing Enterprises Water Group, Ltd.   $       6,395,680
      1,594,000                            China Everbright International, Ltd.            1,999,122
                                                                                   -----------------
                                                                                   $       8,394,802
----------------------------------------------------------------------------------------------------
                                           Diversified Support Services -- 0.1%
      1,805,567                            Blue Label Telecoms, Ltd.               $       1,567,603
----------------------------------------------------------------------------------------------------
                                           Security & Alarm Services -- 0.3%
         49,892                            Secom Co., Ltd.                         $       2,873,782
----------------------------------------------------------------------------------------------------
                                           Human Resource & Employment
                                           Services -- 0.4%
         46,956                            Adecco SA                               $       3,933,128
                                                                                   -----------------
                                           Total Commercial Services
                                           & Supplies                              $      16,769,315
----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 1.4%
                                           Air Freight & Logistics -- 0.3%
          5,737                            Bollore SA                              $       3,656,849
----------------------------------------------------------------------------------------------------
                                           Railroads -- 0.9%
         42,256                            Canadian National Railway Co.           $       2,474,934
         23,399                            Canadian Pacific Railway, Ltd.                  3,649,542
         80,450                            CSX Corp.                                       2,270,299
          8,911                            Union Pacific Corp.                             1,696,922
                                                                                   -----------------
                                                                                   $      10,091,697
----------------------------------------------------------------------------------------------------
                                           Trucking -- 0.2%
       220,904                             Aramex PJSC                             $         188,845

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           Trucking -- (continued)
         71,479                            Gategroup Holding AG                    $       2,229,368
                                                                                   -----------------
                                                                                   $       2,418,213
                                                                                   -----------------
                                           Total Transportation                    $      16,166,759
----------------------------------------------------------------------------------------------------
                                           AUTOMOBILES &
                                           COMPONENTS -- 4.4%
                                           Auto Parts & Equipment -- 2.2%
         22,131                            Autoliv, Inc.                           $       2,256,919
        125,671                            Brembo S.p.A.                                   4,670,377
         44,205                            Montupet SA                                     3,662,939
        219,000                            NGK Spark Plug Co., Ltd.                        5,019,505
        104,800                            Stanley Electric Co., Ltd.                      2,319,097
      8,450,975                            Xinyi Glass Holdings, Ltd.                      6,674,807
                                                                                   -----------------
                                                                                   $      24,603,644
----------------------------------------------------------------------------------------------------
                                           Tires & Rubber -- 0.3%
         27,010                            Cie Generale des Etablissements
                                           Michelin SA                             $       3,301,564
----------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 1.9%
      1,728,000                            Brilliance China Automotive
                                           Holdings, Ltd.                          $       2,664,772
         43,227                            Daimler AG                                      4,004,000
         41,700                            Fuji Heavy Industries, Ltd.                     1,096,172
      1,226,197                            Mazda Motor Corp.                               5,486,115
        427,700                            Mitsubishi Motors Corp.*                        4,631,401
         90,623                            Tata Motors, Ltd. (A.D.R.)                      3,391,113
                                                                                   -----------------
                                                                                   $      21,273,573
                                                                                   -----------------
                                           Total Automobiles & Components          $      49,178,781
----------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES &
                                           APPAREL -- 1.2%
                                           Consumer Electronics -- 0.3%
        257,200                            Alpine Electronics, Inc.                $       3,074,670
----------------------------------------------------------------------------------------------------
                                           Home Furnishings -- 0.3%
      2,192,497                            Man Wah Holdings, Ltd.                  $       3,600,932
----------------------------------------------------------------------------------------------------
                                           Household Appliances -- 0.2%
        126,998                            De' Longhi S.p.A.                       $       2,764,549
----------------------------------------------------------------------------------------------------
                                           Housewares & Specialties -- 0.2%
         19,679                            Tupperware Brands Corp.                 $       1,670,944
----------------------------------------------------------------------------------------------------
                                           Apparel, Accessories & Luxury
                                           Goods -- 0.2%
        424,000                            Makalot Industrial Co., Ltd.            $       2,235,231
                                                                                   -----------------
                                           Total Consumer Durables & Apparel       $      13,346,326
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 23

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 4.0%
                                           Casinos & Gaming -- 2.0%
        362,000                            Galaxy Entertainment Group, Ltd.*       $       2,860,089
         66,790                            Grand Korea Leisure Co., Ltd.                   2,791,550
     11,573,000                            Leisure & Resorts World Corp.                   2,042,044
     11,396,869                            Melco Crown Philippines
                                           Resorts Corp.*                                  3,488,096
         66,249                            MGM Resorts International, Inc.*                1,671,462
         37,329                            OPAP SA                                           596,510
      6,544,000                            Paradise Entertainment, Ltd.*                   4,880,987
        587,600                            Sands China, Ltd.                               4,322,707
                                                                                   -----------------
                                                                                   $      22,653,445
----------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise
                                           Lines -- 1.7%
        141,699                            Aitken Spence Hotel Holdings Plc        $          81,155
        266,092                            China Lodging Group, Ltd. (A.D.R.)*             5,904,581
          3,727                            Kuoni Reisen Holding AG                         1,650,172
        147,160                            Marriott International, Inc.                    8,524,979
         42,674                            Starwood Hotels & Resorts
                                           Worldwide, Inc.                                 3,270,962
                                                                                   -----------------
                                                                                   $      19,431,849
----------------------------------------------------------------------------------------------------
                                           Restaurants -- 0.3%
         39,671                            Starbucks Corp.                         $       2,801,566
                                                                                   -----------------
                                           Total Consumer Services                 $      44,886,860
----------------------------------------------------------------------------------------------------
                                           MEDIA -- 3.2%
                                           Advertising -- 0.2%
      3,019,000                            SinoMedia Holding, Ltd.                 $       2,653,086
----------------------------------------------------------------------------------------------------
                                           Broadcasting -- 0.5%
         88,383                            CBS Corp. (Class B)                     $       5,105,002
----------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.7%
      3,448,000                            Asian Pay Television Trust, Ltd.        $       2,077,557
        118,505                            Comcast Corp.                                   6,133,819
                                                                                   -----------------
                                                                                   $       8,211,376
----------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 1.3%
         75,260                            The Walt Disney Co.                     $       5,971,128
         34,553                            Time Warner, Inc.                               2,296,392
         72,753                            Viacom, Inc. (Class B)                          6,182,550
                                                                                   -----------------
                                                                                   $      14,450,070
----------------------------------------------------------------------------------------------------
                                           Publishing -- 0.5%
        370,137                            Reed Elsevier Plc                       $       5,461,160
                                                                                   -----------------
                                           Total Media                             $      35,880,694
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           RETAILING -- 1.5%
                                           Internet Retail -- 1.0%
          8,266                            Amazon.com, Inc.*                       $       2,513,939
         31,393                            Ctrip.com International, Ltd. (A.D.R.)*         1,467,309
         23,431                            Vipshop Holdings, Ltd. (A.D.R.)*                3,284,792
        117,262                            Yoox S.p.A.*                                    4,223,802
                                                                                   -----------------
                                                                                   $      11,489,842
----------------------------------------------------------------------------------------------------
                                           Department Stores -- 0.5%
         50,662                            Next Plc                                $       5,597,891
                                                                                   -----------------
                                           Total Retailing                         $      17,087,733
----------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.4%
                                           Drug Retail -- 0.4%
        118,500                            Sundrug Co., Ltd.                       $       4,850,092
                                                                                   -----------------
                                           Total Food & Staples Retailing          $       4,850,092
----------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.8%
                                           Agricultural Products -- 0.1%
        591,000                            First Resources, Ltd.                   $       1,212,967
----------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.7%
         10,081                            Aryzta AG                               $         931,280
      2,370,000                            Del Monte Pacific, Ltd.                         1,163,935
      5,608,164                            Del Monte Pacific, Ltd.                         2,855,598
         30,364                            The Hershey Co.                                 2,922,231
                                                                                   -----------------
                                                                                   $       7,873,044
                                                                                   -----------------
                                           Total Food, Beverage & Tobacco          $       9,086,011
----------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL
                                           PRODUCTS -- 0.2%
                                           Personal Products -- 0.2%
         65,100                            Mandom Corp.                            $       2,285,104
                                                                                   -----------------
                                           Total Household &
                                           Personal Products                       $       2,285,104
----------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT
                                           & SERVICES -- 2.1%
                                           Health Care Equipment -- 1.6%
         28,481                            Abbott Laboratories, Inc.               $       1,103,354
         24,167                            Becton Dickinson and Co.                        2,731,596
         82,375                            Covidien Plc                                    5,869,219
         11,644                            Sonova Holding AG                               1,684,491
        106,283                            St Jude Medical, Inc.                           6,745,782
                                                                                   -----------------
                                                                                   $      18,134,442
----------------------------------------------------------------------------------------------------
                                           Health Care Distributors -- 0.3%
         40,479                            Cardinal Health, Inc.                   $       2,813,695
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 25

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 0.2%
         75,424                            Al Noor Hospitals Group Plc             $       1,274,304
         16,612                            Orpea SA                                        1,207,673
                                                                                   -----------------
                                                                                   $       2,481,977
                                                                                   -----------------
                                           Total Health Care Equipment
                                           & Services                              $      23,430,114
----------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS,
                                           BIOTECHNOLOGY & LIFE
                                           SCIENCES -- 2.9%
                                           Biotechnology -- 0.3%
         29,133                            Actelion, Ltd.                          $       2,870,460
----------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 1.7%
         41,097                            Bayer AG                                $       5,702,789
        115,070                            Johnson & Johnson, Inc.                        11,655,440
          7,401                            Roche Holding AG                                2,176,179
                                                                                   -----------------
                                                                                   $      19,534,408
----------------------------------------------------------------------------------------------------
                                           Life Sciences Tools &
                                           Services -- 0.9%
         42,200                            Gerresheimer AG                         $       2,864,631
         66,069                            Thermo Fisher Scientific, Inc.                  7,531,866
                                                                                   -----------------
                                                                                   $      10,396,497
                                                                                   -----------------
                                           Total Pharmaceuticals,
                                           Biotechnology & Life Sciences           $      32,801,365
----------------------------------------------------------------------------------------------------
                                           BANKS -- 4.4%
                                           Diversified Banks -- 4.4%
      3,678,000                            Bank Mandiri Persero Tbk PT             $       3,120,363
      2,657,500                            Bank Rakyat Indonesia Persero
                                           Tbk PT                                          2,276,625
      1,985,535                            BDO Unibank, Inc.                               3,937,333
      2,843,834                            Commercial Bank of Ceylon Plc                   2,766,327
      1,140,298                            First Gulf Bank PJSC                            5,386,506
      2,409,956                            Hatton National Bank Plc                        2,901,599
         77,056                            ICICI Bank, Ltd. (A.D.R.)                       3,287,980
      3,584,800                            Krung Thai Bank PCL                             2,005,095
        805,379                            Liberbank SA                                    1,007,458
      1,045,803                            National Development Bank Plc                   1,556,741
        113,229                            Nedbank Group, Ltd.                             2,430,203
        497,030                            Nordea Bank AB                                  7,210,660
         95,863                            Qatar National Bank, Ltd.                       5,010,544
        161,053                            Standard Bank Group, Ltd.                       2,118,978
        205,223                            Standard Chartered Plc                          4,446,963
            146                            United Overseas Bank, Ltd.                          2,534
                                                                                   -----------------
                                                                                   $      49,465,909
                                                                                   -----------------
                                           Total Banks                             $      49,465,909
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 4.8%
                                           Multi-Sector Holdings -- 0.3%
        254,460                            Ayala Corp.                             $       3,564,627
----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.6%
         73,181                            Bolsas y Mercados Espanoles SA          $       3,190,109
         74,221                            CBOE Holdings, Inc.                             3,960,433
                                                                                   -----------------
                                                                                   $       7,150,542
----------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.4%
         58,681                            American Express Co.                    $       5,130,480
        188,718                            Discover Financial Services, Inc.              10,549,336
                                                                                   -----------------
                                                                                   $      15,679,816
----------------------------------------------------------------------------------------------------
                                           Asset Management & Custody
                                           Banks -- 2.3%
        369,611                            Blackstone Group LP                     $      10,914,613
        477,265                            KKR & Co., LP                                  10,838,688
         35,620                            Legg Mason, Inc.                                1,670,222
          3,859                            Leonteq AG                                        737,147
        195,194                            Prospect Capital Corp.                          2,110,047
                                                                                   -----------------
                                                                                   $      26,270,717
----------------------------------------------------------------------------------------------------
                                           Investment Banking &
                                           Brokerage -- 0.2%
         84,804                            The Charles Schwab Corp.                $       2,251,546
                                                                                   -----------------
                                           Total Diversified Financials            $      54,917,248
----------------------------------------------------------------------------------------------------
                                           INSURANCE -- 2.9%
                                           Life & Health Insurance -- 1.1%
        122,178                            Lincoln National Corp.                  $       5,926,855
         37,912                            Prudential Financial, Inc.                      3,058,740
         13,349                            Swiss Life Holding AG                           3,289,560
                                                                                   -----------------
                                                                                   $      12,275,155
----------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.6%
        111,076                            American International Group, Inc.      $       5,901,468
         13,215                            Baloise Holding AG                              1,609,634
                                                                                   -----------------
                                                                                   $       7,511,102
----------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.4%
         45,154                            ACE, Ltd.                               $       4,620,157
----------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.8%
         58,542                            Korean Reinsurance Co.                  $         578,956
         15,729                            Muenchener Rueckversicherungs AG                3,632,856
        129,782                            SCOR SE                                         4,745,378
                                                                                   -----------------
                                                                                   $       8,957,190
                                                                                   -----------------
                                           Total Insurance                         $      33,363,604
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 27

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 2.9%
                                           Diversified REIT -- 0.3%
      3,490,000                            Mapletree Greater China
                                           Commercial Trust                        $       2,354,771
        295,859                            TF Administradora Industrial
                                           S de RL de CV                                     595,009
                                                                                   -----------------
                                                                                   $       2,949,780
----------------------------------------------------------------------------------------------------
                                           Industrial REIT -- 0.7%
      1,323,773                            Ascendas Real Estate
                                           Investment Trust                        $       2,417,917
      3,374,000                            Mapletree Industrial Trust                      3,872,641
      2,399,000                            Mapletree Logistics Trust                       2,106,012
                                                                                   -----------------
                                                                                   $       8,396,570
----------------------------------------------------------------------------------------------------
                                           Mortgage REIT -- 0.2%
         93,104                            Starwood Property Trust, Inc.           $       2,239,151
----------------------------------------------------------------------------------------------------
                                           Office REIT -- 0.0%+
            708                            Keppel Real Estate Investment
                                           Trust Management, Ltd.                  $             683
----------------------------------------------------------------------------------------------------
                                           Residential REIT -- 0.0%+
         11,502                            Starwood Waypoint Residential Trust     $         312,509
----------------------------------------------------------------------------------------------------
                                           Retail REIT -- 0.2%
      1,777,000                            Mapletree Commercial Trust              $       1,794,194
         74,022                            Wheeler Real Estate Investment
                                           Trust, Inc.                                       352,345
                                                                                   -----------------
                                                                                   $       2,146,539
----------------------------------------------------------------------------------------------------
                                           Specialized REIT -- 0.2%
         54,024                            Ryman Hospitality Properties, Inc.      $       2,460,793
----------------------------------------------------------------------------------------------------
                                           Diversified Real Estate
                                           Activities -- 0.5%
      1,606,700                            Ayala Land, Inc.                        $       1,085,335
         72,000                            Mitsui Fudosan Co., Ltd.                        2,129,765
     37,190,500                            Pakuwon Jati Tbk PT                             1,132,926
             59                            Swire Pacific, Ltd.                                   681
        136,000                            Tokyo Tatemono Co., Ltd.                        1,083,814
                                                                                   -----------------
                                                                                   $       5,432,521
----------------------------------------------------------------------------------------------------
                                           Real Estate Operating
                                           Companies -- 0.0%+
         23,825                            Lifestyle Properties
                                           Development, Ltd.*                      $           3,550
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           Real Estate Development -- 0.8%
     10,355,000                            Bumi Serpong Damai PT                   $       1,397,885
        188,000                            Cheung Kong Holdings, Ltd.                      3,209,228
     22,986,000                            Megaworld Corp.                                 2,406,631
     22,949,400                            Quality Houses PCL                              2,311,961
                                                                                   -----------------
                                                                                   $       9,325,705
                                                                                   -----------------
                                           Total Real Estate                       $      33,267,801
----------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 1.0%
                                           Internet Software & Services -- 0.6%
         33,861                            Baidu, Inc. (A.D.R.)*                   $       5,209,515
         18,432                            Facebook, Inc.*                                 1,101,865
                                                                                   -----------------
                                                                                   $       6,311,380
----------------------------------------------------------------------------------------------------
                                           IT Consulting & Other
                                           Services -- 0.2%
        376,000                            Fujitsu, Ltd.                           $       2,208,733
----------------------------------------------------------------------------------------------------
                                           Application Software -- 0.2%
         37,183                            Adobe Systems, Inc.*                    $       2,293,819
                                                                                   -----------------
                                           Total Software & Services               $      10,813,932
----------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE &
                                           EQUIPMENT -- 2.6%
                                           Computer Hardware -- 0.5%
          9,448                            Apple, Inc.                             $       5,575,170
----------------------------------------------------------------------------------------------------
                                           Electronic Equipment
                                           Manufacturers -- 0.8%
        146,300                            FUJIFILM Holdings Corp.                 $       3,781,795
        513,000                            GeoVision, Inc.                                 2,799,777
         93,800                            Hitachi High-Technologies Corp.                 2,145,499
                                                                                   -----------------
                                                                                   $       8,727,071
----------------------------------------------------------------------------------------------------
                                           Electronic Components -- 0.5%
         59,200                            Iriso Electronics Co., Ltd.*            $       2,979,302
          8,200                            Keyence Corp.                                   3,162,221
                                                                                   -----------------
                                                                                   $       6,141,523
----------------------------------------------------------------------------------------------------
                                           Electronic Manufacturing
                                           Services -- 0.5%
      1,941,000                            Hon Hai Precision Industry Co., Ltd.    $       5,582,845
----------------------------------------------------------------------------------------------------
                                           Office Electronics -- 0.3%
         39,530                            Neopost SA                              $       3,238,913
                                                                                   -----------------
                                           Total Technology Hardware
                                           & Equipment                             $      29,265,522
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 29

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS &
                                           SEMICONDUCTOR EQUIPMENT -- 1.2%
                                           Semiconductor Equipment -- 0.6%
         51,500                            Disco Corp.                             $       3,131,513
         29,422                            Lam Research Corp.*                             1,695,001
      6,802,000                            Xinyi Solar Holdings, Ltd.                      1,838,745
                                                                                   -----------------
                                                                                   $       6,665,259
----------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.6%
         42,911                            Avago Technologies, Ltd.                $       2,724,848
      1,327,000                            King Yuan Electronics Co., Ltd.                 1,014,914
         66,200                            Rohm Co., Ltd.                                  3,159,614
                                                                                   -----------------
                                                                                   $       6,899,376
                                                                                   -----------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                 $      13,564,635
----------------------------------------------------------------------------------------------------
                                           UTILITIES -- 2.0%
                                           Electric Utilities -- 0.9%
        857,000                            Cheung Kong Infrastructure
                                           Holdings, Ltd.                          $       5,589,871
         56,258                            Red Electrica Corp SA                           4,634,974
                                                                                   -----------------
                                                                                   $      10,224,845
----------------------------------------------------------------------------------------------------
                                           Gas Utilities -- 0.4%
      1,386,000                            China Gas Holdings, Ltd.                $       2,253,048
         92,526                            Enagas SA                                       2,854,152
                                                                                   -----------------
                                                                                   $       5,107,200
----------------------------------------------------------------------------------------------------
                                           Water Utilities -- 0.1%
      1,114,000                            Guangdong Investment, Ltd.              $       1,211,457
----------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders -- 0.6%
      9,580,075                            Beijing Jingneng Clean Energy
                                           Co., Ltd.*                              $       4,115,827
      7,470,000                            China WindPower Group, Ltd.*                      495,015
        895,437                            Falck Renewables S.p.A.*                        1,713,116
                                                                                   -----------------
                                                                                   $       6,323,958
                                                                                   -----------------
                                           Total Utilities                         $      22,867,460
----------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $653,313,656)                     $     688,285,831
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                               Value
----------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 1.1%
                                           BANKS -- 1.1%
                                           Thrifts & Mortgage Finance -- 1.1%
      3,000,000                    NR/B3   COMM 2006-C8 Mortgage Trust,
                                           5.377%, 12/10/46                        $       3,027,027
        712,356                  NR/Caa3   Credit Suisse First Boston
                                           Mortgage Securities Corp., 4.898%,
                                           3/15/36 (144A)                                    699,239
      3,000,000                   A-/Ba1   GS Mortgage Securities Corp. II
                                           Series 2005-GG4, 4.782%,
                                           7/10/39                                         3,070,155
      2,384,000       6.03        B+/Ba2   JPMorgan Chase Commercial
                                           Mortgage Securities Trust 2006-LDP7,
                                           Floating Rate Note, 4/15/45                     2,457,909
      3,000,000       5.57         NR/B1   Morgan Stanley Capital I Trust
                                           2007-TOP25, Floating Rate Note,
                                           11/12/49                                        3,068,988
                                                                                   -----------------
                                                                                   $      12,323,318
                                                                                   -----------------
                                           Total Banks                             $      12,323,318
----------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $11,904,117)                      $      12,323,318
----------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 12.9%
                                           ENERGY -- 1.2%
                                           Oil & Gas Exploration &
                                           Production -- 0.5%
      2,800,000                  BB+/Ba3   Concho Resources, Inc., 7.0%,
                                           1/15/21                                 $       3,108,000
      2,153,000                BBB-/Baa1   Gazprom OAO Via Gaz Capital
                                           SA, 6.51%, 3/7/22 (144A)                        2,131,470
        350,000                  BB-/Ba3   Whiting Petroleum Corp., 6.5%,
                                           10/1/18                                           369,250
                                                                                   -----------------
                                                                                   $       5,608,720
----------------------------------------------------------------------------------------------------
                                           Coal & Consumable Fuels -- 0.7%
      2,900,000                   NR/Ba1   Adaro Indonesia PT, 7.625%,
                                           10/22/19 (144A)                         $       3,052,250
      1,500,000                    BB/B1   CONSOL Energy, Inc., 8.0%, 4/1/17               1,563,150
      3,200,000                   BB/Ba2   Peabody Energy Corp., 6.0%,
                                           11/15/18                                        3,400,000
                                                                                   -----------------
                                                                                   $       8,015,400
                                                                                   -----------------
                                           Total Energy                            $      13,624,120
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 31

----------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                               Value
----------------------------------------------------------------------------------------------------
                                           MATERIALS -- 4.4%
                                           Diversified Chemicals -- 0.6%
      4,500,000                  BB+/Ba2   Celanese US Holdings LLC,
                                           4.625%, 11/15/22                        $       4,522,500
      2,500,000                  BB+/Ba2   Celanese US Holdings LLC,
                                           5.875%, 6/15/21                                 2,737,500
                                                                                   -----------------
                                                                                   $       7,260,000
----------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.5%
      5,500,000                  BB+/Ba1   Ball Corp., 5.0%, 3/15/22               $       5,623,750
----------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 1.9%
      5,300,000                 BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                           5.125%, 8/1/22                          $       5,135,960
      4,900,000                 BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                           5.375%, 4/15/20                                 4,916,871
      3,000,000                 BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                           8.5%, 7/30/20                                   3,357,150
      3,000,000                 BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                           8.5%, 7/30/20                                   3,357,150
      4,500,000                  BB+/Ba2   Compass Minerals International,
                                           Inc., 8.0%, 6/1/19                              4,694,850
                                                                                   -----------------
                                                                                   $      21,461,981
----------------------------------------------------------------------------------------------------
                                           Gold -- 1.0%
      1,700,000                  NR/Baa3   Kinross Gold Corp., 5.125%, 9/1/21      $       1,724,864
      7,300,000                  NR/Baa3   Kinross Gold Corp., 5.125%, 9/1/21              7,406,770
      1,850,000                BBB-/Baa3   Kinross Gold Corp., 5.95%,
                                           3/15/24 (144A)                                  1,873,155
                                                                                   -----------------
                                                                                   $      11,004,789
----------------------------------------------------------------------------------------------------
                                           Forest Products -- 0.3%
EURO  2,000,000                  BB+/Ba2   Smurfit Kappa Acquisitions,
                                           7.75%, 11/15/19 (144A)                  $       2,961,672
----------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.1%
      1,000,000                   BB/Ba2   Sappi Papier Holding GmbH,
                                           6.625%, 4/15/21 (144A)                  $       1,040,000
                                                                                   -----------------
                                           Total Materials                         $      49,352,192
----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.8%
                                           Construction & Engineering -- 0.5%
      3,000,000                  BBB+/NR   China Railway Resources Huitung,
                                           Ltd., 3.85%, 2/5/23                     $       2,823,195
      3,000,000                    A-/A3   CRCC Yuxiang, Ltd., 3.5%, 5/16/23               2,784,051
                                                                                   -----------------
                                                                                   $       5,607,246
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                               Value
----------------------------------------------------------------------------------------------------
                                           Trading Companies &
                                           Distributors -- 0.3%
      3,000,000                BBB-/Baa3   Noble Group, Ltd., 6.625%,
                                           8/5/20 (144A)                           $       3,168,750
                                                                                   -----------------
                                           Total Capital Goods                     $       8,775,996
----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.5%
                                           Airlines -- 0.5%
      5,000,000                    B+/NR   American Airlines 2013-1 Class C
                                           Pass Through Trust, 6.125%,
                                           7/15/18 (144A)                          $       5,268,750
                                                                                   -----------------
                                           Total Transportation                    $       5,268,750
----------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.1%
                                           Auto Parts & Equipment -- 0.1%
        100,000                     B/B3   Pittsburgh Glass Works LLC, 8.0%,
                                           11/15/18 (144A)                         $         109,000
      1,290,000                     B/B3   Pittsburgh Glass Works LLC, 8.0%,
                                           11/15/18 (144A)                                 1,406,100
                                                                                   -----------------
                                                                                   $       1,515,100
                                                                                   -----------------
                                           Total Automobiles & Components          $       1,515,100
----------------------------------------------------------------------------------------------------
                                           BANKS -- 1.7%
                                           Diversified Banks -- 1.7%
      5,000,000       9.00         NR/NR   Banco Bilbao Vizcaya Argentaria
                                           SA, Floating Rate Note (Perpetual)      $       5,525,000
      4,375,000                  A-/Baa3   Bank of East Asia, Ltd., 6.125%,
                                           7/16/20                                         4,772,552
      3,800,000                  NR/Baa1   Industrial & Commercial Bank
                                           of China Asia, Ltd., 5.125%,
                                           11/30/20                                        4,000,089
EURO  3,600,000       4.50     BBB-/Baa2   Santander Issuances SAU, Floating
                                           Rate Note, 9/30/19                              4,919,011
                                                                                   -----------------
                                                                                   $      19,216,652
                                                                                   -----------------
                                           Total Banks                             $      19,216,652
----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 2.4%
                                           Other Diversified Financial
                                           Services -- 0.5%
      5,000,000       7.88         NR/NR   Credit Suisse Group Guernsey I,
                                           Ltd., Floating Rate Note, 2/24/41       $       5,456,250
----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.2%
      2,900,000                 BBB/Baa2   China Merchants Finance Co., Ltd.,
                                           5.0%, 5/4/22                            $       2,938,579
----------------------------------------------------------------------------------------------------
                                           Asset Management & Custody
                                           Banks -- 0.8%
      1,800,000                    A+/NR   Blackstone Holdings Finance Co.,
                                           LLC, 5.0%, 6/15/44 (144A)               $       1,833,356

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 33

----------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                               Value
----------------------------------------------------------------------------------------------------
                                           Asset Management & Custody
                                           Banks -- (continued)
      3,000,000                     A/NR   KKR Group Finance Co. LLC,
                                           6.375%, 9/29/20 (144A)                  $       3,475,569
      3,800,000                   BBB/NR   Prospect Capital Corp., 5.875%,
                                           3/15/23                                         3,825,053
                                                                                   -----------------
                                                                                   $       9,133,978
----------------------------------------------------------------------------------------------------
                                           Investment Banking &
                                           Brokerage -- 0.9%
      4,000,000                   BBB/A3   Macquarie Group, Ltd., 6.0%,
                                           1/14/20 (144A)                          $       4,479,200
      4,500,000                   BBB/NR   UBS AG, 7.625%, 8/17/22                         5,347,215
                                                                                   -----------------
                                                                                   $       9,826,415
                                                                                   -----------------
                                           Total Diversified Financials            $      27,355,222
----------------------------------------------------------------------------------------------------
                                           INSURANCE -- 0.1%
                                           Reinsurance -- 0.1%
        400,000       6.70         BB/NR   East Lane Re, Ltd., Floating Rate
                                           Note, 3/13/15 (Cat Bond) (144A)         $         413,240
      1,000,000       7.28        BB-/NR   Northshore Re, Ltd., Floating Rate
                                           Note, 7/5/16 (Cat Bond) (144A)                  1,038,000
                                                                                   -----------------
                                                                                   $       1,451,240
                                                                                   -----------------
                                           Total Insurance                         $       1,451,240
----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.8%
                                           Diversified Real Estate
                                           Activities -- 0.3%
      3,600,000                    B+/B1   Alam Synergy Pte, Ltd., 9.0%,
                                           1/29/19 (144A)                          $       3,735,000
----------------------------------------------------------------------------------------------------
                                           Real Estate Services -- 0.5%
      5,000,000                   BB-/B2   Kennedy-Wilson, Inc.,
                                           8.75%, 4/1/19                           $       5,462,500
                                                                                   -----------------
                                           Total Real Estate                       $       9,197,500
----------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION
                                           SERVICES -- 0.5%
                                           Integrated Telecommunication
                                           Services -- 0.5%
      5,500,000                  BB-/Ba2   Frontier Communications Corp.,
                                           7.125%, 1/15/23                         $       5,678,750
                                                                                   -----------------
                                           Total Telecommunication Services        $       5,678,750
----------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.4%
                                           Independent Power Producers &
                                           Energy Traders -- 0.4%
      2,000,000                   BB-/B1   Calpine Corp., 7.875%,
                                           1/15/23 (144A)                          $       2,240,000

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                               Value
----------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders -- (continued)
        700,000                    NR/B2   Star Energy Geothermal Wayang
                                           Windu, Ltd., 6.125%,
                                           3/27/20 (144A)                          $         686,000
      1,000,000                    NR/B2   Star Energy Geothermal Wayang
                                           Windu, Ltd., 6.125%,
                                           3/27/20 (144A)                                    980,000
                                                                                   -----------------
                                                                                   $       3,906,000
                                                                                   -----------------
                                           Total Utilities                         $       3,906,000
----------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $141,641,802)                     $     145,341,522
----------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATION -- 2.2%
     28,153,626                   NR/Aaa   U.S. Treasury Inflation Indexed
                                           Bonds, 0.625%, 2/15/43                  $      24,438,671
----------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATION
                                           (Cost $23,444,633)                      $      24,438,671
----------------------------------------------------------------------------------------------------
                                           FOREIGN GOVERNMENT
                                           BONDS -- 11.8%
AUD  31,876,000                   NR/Aaa   Australia Government Bond,
                                           2.75%, 4/21/24                          $      26,705,363
BRL   8,280,000                BBB+/Baa2   Brazil Notas do Tesouro Nacional
                                           Serie B, 6.0%, 8/15/50                          8,284,210
EURO 21,486,186                    B-/NR   Hellenic Republic Government
                                           Bond, 2.0%, 2/24/23 (Step)                     23,926,416
EURO  1,800,000                  B-/Caa3   Hellenic Republic Government
                                           Bond, 4.75%, 4/17/19                            2,479,666
MXN 264,418,900                     A/A3   Mexican Bonos, 8.0%, 6/11/20                   22,783,862
MXN  77,000,000                     A/A3   Mexican Bonos, 8.0%, 6/11/20                    6,634,766
NZD  27,490,000                  AA+/Aaa   New Zealand Government Bond,
                                           3.0%, 4/15/20                                  22,149,557
EURO 11,313,454                   NR/Ba3   Portugal Obrigacoes do Tesouro
                                           OT, 3.85%, 4/15/21                             16,467,331
LKR 500,000,000                    NR/NR   Sri Lanka Government Bonds,
                                           10.6%, 7/1/19                                   4,090,822
                                                                                   -----------------
                                                                                   $     133,521,993
----------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN
                                           GOVERNMENT BONDS
                                           (Cost $131,092,502)                     $     133,521,993
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 35

----------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                               Value
----------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE
                                           LOAN INTERESTS -- 0.0%+**
                                           MATERIALS -- 0.0%+
                                           Aluminum -- 0.0%+
        241,881       3.75       BB-/Ba2   Novelis, Inc., Georgia, Term
                                           Loan, 3/10/17                           $         241,730
                                                                                   -----------------
                                           Total Materials                         $         241,730
----------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE &
                                           EQUIPMENT -- 0.0%+
                                           Communications Equipment -- 0.0%+
        121,054       2.73       BB+/Ba2   Commscope, Inc., Tranche 3
                                           Term Loan, 1/21/17                      $         121,130
        181,581       3.25       BB+/Ba2   Commscope, Inc., Tranche 4
                                           Term Loan, 1/14/18                                181,996
                                                                                   -----------------
                                                                                   $         303,126
                                                                                   -----------------
                                           Total Technology Hardware
                                           & Equipment                             $         303,126
----------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $542,794)                         $         544,856
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                                           EXCHANGE TRADED
                                           FUNDS -- 5.6%
      1,839,771                            Aberdeen Asia-Pacific Income
                                           Fund, Inc.                              $      11,480,171
         62,300                            BlackRock MuniVest Fund, Inc.                     600,572
         44,100                            BlackRock MuniYield Fund, Inc.                    623,574
        142,221                            ETFS Nickel*                                    2,805,309
        453,000                            iShares Gold Trust*                             5,662,500
         27,342                            iShares MSCI Mexico Capped ETF                  1,746,607
        128,179                            Market Vectors Gold Miners ETF                  3,090,396
        128,118                            Market Vectors Vietnam ETF                      2,570,047
        615,259                            PowerShares Buyback Achievers
                                           Portfolio                                      26,745,307
         33,463                            SPDR S&P Euro Dividend
                                           Aristocrats UCITS ETF                             931,529
         42,028                            SPDR S&P UK Dividend
                                           Aristocrats UCITS ETF                             936,225
        135,689                            Technology Select Sector SPDR Fund              4,945,864
                                                                                   -----------------
                                                                                   $      62,138,101
----------------------------------------------------------------------------------------------------
                                           TOTAL EXCHANGE TRADED FUNDS
                                           (Cost $56,427,670)                      $      62,138,101
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

----------------------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------------------
                                           PURCHASED PUT
                                           OPTIONS -- 0.3%
          1,400                            MAY14 Hong Kong Stock
                                           Exchange @ 9,600                        $       1,358,829
            610                            MAY14 Hang Seng Index @ 22,000                  1,685,702
                                                                                   -----------------
                                                                                   $       3,044,531
----------------------------------------------------------------------------------------------------
                                           TOTAL PURCHASED PUT OPTIONS
                                           (Premiums paid $2,614,776)              $       3,044,531
----------------------------------------------------------------------------------------------------
                                           PURCHASED CALL
                                           OPTION -- 0.0%+
            400                            MAY14 Nikkei KY 225 @ 14,375            $         401,469
----------------------------------------------------------------------------------------------------
                                           TOTAL PURCHASED CALL OPTION
                                           (Premiums paid $717,624)                $         401,469
----------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN
                                           SECURITIES -- 96.2%
                                           (Cost $1,039,547,229) (a)               $   1,085,879,112
----------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 3.8% $           43,120,427
----------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%              $   1,128,999,539
====================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%

NR          Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2014, the value of these securities amounted to $40,590,750 or 3.6% of total net assets.

(A.D.R.)    American Depositary Receipts.

(G.D.R.)    Global Depositary Receipts.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 37

(a) At April 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,042,934,304 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                           $ 56,648,098

            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                            (13,703,290)
                                                                                   ------------
            Net unrealized appreciation                                            $ 42,944,808
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro
MXN         Mexican Peso
AUD         Australian Dollar
BRL         Brazilian Real
NZD         New Zealand Dollar
LKR         Sri Lankan Rupee

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2014 aggregated $1,975,156,728 and $1,816,940,733, respectively.

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

--------------------------------------------------------------------------------------------------
                                                                                    Net
                                                                        Premiums    Unrealized
Notional                         Obligation                Expiration   Received    Appreciation
Principal ($)   Counterparty     Entity/Index     Coupon   Date         (Paid)      (Depreciation)
--------------------------------------------------------------------------------------------------
(47,000,000)    J.P. Morgan      COX NA.IG.22VI   1.00%    6/20/19      $(790,210)  $(91,227)
                Securities LLC
--------------------------------------------------------------------------------------------------
                                                                        $(790,210)  $(91,227)
==================================================================================================

TOTAL RETURN RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------
                                                                                    Net
                                                                                    Unrealized
Notional                    Pay/     Obligation          Annual         Expiration  Appreciation
Principal ($) Counterparty  Receive  Entity/Index        Fixed Rate     Date        (Depreciation)
--------------------------------------------------------------------------------------------------
 (59,074,272) Citibank NA   Pay      MSCI Asia Ex Japan  USD/LIBOR/BBA  6/13/14     $1,883,258
 (59,224,377) Citibank NA   Pay      Price Return MSCI   USD/LIBOR/BBA  6/18/14      1,532,558
                                     EM ASIA
--------------------------------------------------------------------------------------------------
                                                                                    $3,415,816
==================================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------
                                               Level 1       Level 2       Level 3       Total
--------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                    $        --   $ 5,972,475   $    --       $ 5,972,475
Preferred Stocks
Real Estate
  Retail REIT                                           --       199,920        --           199,920
All Other Preferred Stocks                       9,666,425            --        --         9,666,425
Common Stocks*                                          --            --        --                --
Energy
  Oil & Gas Equipment & Services                 6,246,705     7,950,236        --        14,196,941
  Integrated Oil & Gas                           1,116,254            --        --         1,116,254
  Oil & Gas Exploration & Production             4,451,930            --        --         4,451,930
Materials
  Diversified Chemicals                          8,178,914            --        --         8,178,914
  Specialty Chemicals                            4,907,407     4,594,301        --         9,501,708
Capital Goods
  Aerospace & Defense                           27,476,192    12,132,501        --        39,608,693
  Industrial Conglomerates                       2,819,553            --        --         2,819,553
  Construction & Farm Machinery
    & Heavy Trucks                               3,858,570     4,488,964        --         8,347,534
  Industrial Machinery                           5,644,030    13,399,929        --        19,043,959
Transportation
  Railroads                                     10,091,697            --        --        10,091,697
Automobiles & Components
  Automobile Manufacturers                       3,391,113    17,882,460        --        21,273,573
Consumer Durables & Apparel
  Housewares & Specialties                       1,670,944            --        --         1,670,944
Consumer Services
  Casinos & Gaming                               1,671,462    20,981,983        --        22,653,445
  Hotels, Resorts & Cruise Lines                17,700,522     1,731,327        --        19,431,849
  Restaurants                                    2,801,566            --        --         2,801,566
Media
  Broadcasting                                   5,105,002            --        --         5,105,002
  Cable & Satellite                              6,133,819     2,077,557        --         8,211,376
  Movies & Entertainment                        14,450,070            --        --        14,450,070
Retailing
  Internet Retail                                7,266,040     4,223,802        --        11,489,842
Food, Beverage & Tobacco
  Packaged Foods & Meats                         2,922,231     4,950,813        --         7,873,044
Health Care Equipment & Services
  Health Care Equipment                         16,449,951     1,684,491        --        18,134,442
  Health Care Distributors                       2,813,695            --        --         2,813,695
Pharmaceuticals, Biotechnology
  & Life Sciences
  Pharmaceuticals                               11,655,440     7,878,968        --        19,534,408
  Life Sciences Tools & Services                 7,531,866     2,864,631        --        10,396,497

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 39

--------------------------------------------------------------------------------------------------------
                                               Level 1       Level 2       Level 3       Total
--------------------------------------------------------------------------------------------------------
Banks
  Diversified Banks                            $  3,287,980  $ 46,177,929  $    --       $   49,465,909
Diversified Financials
  Specialized Finance                             3,960,433     3,190,109       --            7,150,542
  Consumer Finance                               15,679,816            --       --           15,679,816
  Asset Management & Custody Banks               25,533,570       737,147       --           26,270,717
  Investment Banking & Brokerage                  2,251,546            --       --            2,251,546
Insurance
  Life & Health Insurance                         8,985,595     3,289,560       --           12,275,155
  Multi-line Insurance                            5,901,468     1,609,634        --           7,511,102
  Property & Casualty Insurance                   4,620,157            --       --            4,620,157
Real Estate
  Mortgage REIT                                   2,239,151            --       --            2,239,151
  Residential REIT                                  312,509            --       --              312,509
  Specialized REIT                                2,460,793            --       --            2,460,793
Software & Services
  Internet Software & Services                    6,311,380            --       --            6,311,380
  Application Software                            2,293,819            --       --            2,293,819
Technology Hardware & Equipment
  Computer Hardware                               5,575,170            --       --            5,575,170
Semiconductors &
  Semiconductor Equipment
  Semiconductor Equipment                         1,695,001     4,970,258       --            6,665,259
  Semiconductors                                  2,724,848     4,174,528       --            6,899,376
All Other Common Stocks                                       247,106,494       --          247,106,494
Collateralized Mortgage Obligations                      --    12,323,318       --           12,323,318
Corporate Bonds                                          --   145,341,522       --          145,341,522
U.S. Government and
  Agency Obligation                                      --    24,438,671       --           24,438,671
Foreign Government Bonds                                 --   133,521,993       --          133,521,993
Senior Floating Rate Loan Interests                      --       544,856       --              544,856
Exchange Traded Funds                            62,138,101            --       --           62,138,101
Purchased Put Options                             3,044,531            --       --            3,044,531
Purchased Call Option                               401,469            --       --              401,469
--------------------------------------------------------------------------------------------------------
Total                                          $345,438,735  $740,440,377  $    --       $1,085,879,112
========================================================================================================
Other Financial Instruments
Net unrealized appreciation on
  Forward Foreign Currency Contracts           $         --  $    116,723  $    --       $      116,723
Net unrealized appreciation on
  Futures Contracts                               1,357,275            --       --            1,357,275
Net unrealized depreciation on
  Swap Contracts                                         --       (91,227)      --              (91,227)
Net unrealized appreciation on
  Total Return Rate Swaps                                --     3,415,816       --            3,415,816
--------------------------------------------------------------------------------------------------------
Total Other Financial Instruments              $  1,357,275  $  3,441,312  $    --       $    4,798,587
========================================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

During the six months ended April 30, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Statement of Assets and Liabilities | 4/30/14 (Consolidated) (unaudited)

ASSETS:
  Investment in securities, at value (cost $1,039,547,229)                          $1,085,879,112
  Cash                                                                                  60,431,242
  Futures collateral                                                                     4,571,393
  Foreign currencies, at value (cost $32,291,098)                                       31,944,862
  Receivables --
     Investment securities sold                                                         32,794,383
     Fund shares sold                                                                    3,762,510
     Dividends                                                                           2,390,704
     Interest                                                                            3,577,149
     Due from Pioneer Investment Management, Inc.                                          294,528
  Unrealized appreciation on forward foreign currency contracts                            116,723
  Unrealized appreciation on swap contracts                                              3,324,589
  Variation margin                                                                       1,357,275
  Other assets                                                                             118,521
---------------------------------------------------------------------------------------------------
         Total assets                                                               $1,230,562,991
===================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                $   89,291,022
     Fund shares repurchased                                                            10,895,560
  Swap contracts, premiums paid                                                            790,210
  Due to affiliates                                                                        443,213
  Accrued expenses                                                                         143,447
---------------------------------------------------------------------------------------------------
         Total liabilities                                                          $  101,563,452
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $1,053,308,280
  Undistributed net investment income                                                    2,690,624
  Accumulated net realized gain on investments and foreign
     currency transactions                                                              22,373,356
  Net unrealized appreciation on investments                                            46,331,883
  Net unrealized appreciation on swap contracts                                          3,324,589
  Net unrealized appreciation on futures contracts                                       1,357,275
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                       (386,468)
---------------------------------------------------------------------------------------------------
         Total net assets                                                           $1,128,999,539
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $350,431,908/27,134,683 shares)                                 $        12.91
  Class C (based on $280,456,555/21,965,114 shares)                                 $        12.77
  Class R (based on $10,117/784 shares)                                             $        12.90
  Class Y (based on $498,024,153/38,431,273 shares)                                 $        12.96
  Class Z (based on $76,806/5,958 shares)                                           $        12.89
MAXIMUM OFFERING PRICE:
  Class A ($12.91 / 95.5%)                                                          $        13.52
===================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 41

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $497,712)      $   8,273,836
  Interest                                                       6,110,139
-------------------------------------------------------------------------------------------
         Total investment income                                             $  14,383,975
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $   3,803,972
  Transfer agent fees
     Class A                                                        35,539
     Class C                                                        17,746
     Class Y                                                         3,626
     Class Z                                                           196
  Distribution fees
     Class A                                                       437,188
     Class C                                                     1,349,751
     Class R                                                            25
  Shareholder communications expense                               600,718
  Administrative reimbursement                                     194,130
  Custodian fees                                                   268,710
  Registration fees                                                 88,062
  Professional fees                                                 62,983
  Printing expense                                                  11,559
  Fees and expenses of nonaffiliated Trustees                       21,722
  Miscellaneous                                                     15,623
-------------------------------------------------------------------------------------------
     Total expenses                                                          $   6,911,550
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                   (118,139)
-------------------------------------------------------------------------------------------
     Net expenses                                                            $   6,793,411
-------------------------------------------------------------------------------------------
         Net investment income                                               $   7,590,564
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                             $  33,782,424
     Futures contracts                                          (6,838,833)
     Swap contracts                                               (233,267)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         (665,655)  $  26,044,669
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ (30,297,250)
     Futures contracts                                             948,671
     Swap contracts                                              3,324,589
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        (327,974)  $ (26,351,964)
-------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                  $    (307,295)
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $   7,283,269
===========================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Statements of Changes in Net Assets (Consolidated)

--------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/14          Year Ended
                                                            (unaudited)      10/31/13
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    7,590,564   $   13,060,795
Net realized gain (loss) on investments, futures
  contracts, class actions, swap contracts and
  foreign currency transactions                                 26,044,669       34,125,836
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, swap contracts
  and foreign currency transactions                            (26,351,964)      34,421,618
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $    7,283,269   $   81,608,249
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.08 and $0.15 per share, respectively)     $   (2,002,740)  $   (3,047,500)
      Class C ($0.05 and $0.07 per share, respectively)           (993,991)      (1,040,526)
      Class R ($0.07 and $0.04 per share, respectively)                (53)             (28)
      Class Y ($0.09 and $0.19 per share, respectively)         (3,248,247)      (5,040,125)
      Class Z ($0.09 and $0.11 per share, respectively)               (316)            (117)
Net realized gain:
      Class A ($0.45 and $0.00 per share, respectively)        (11,467,978)              --
      Class C ($0.45 and $0.00 per share, respectively)         (8,818,620)              --
      Class R ($0.45 and $0.00 per share, respectively)               (355)              --
      Class Y ($0.45 and $0.00 per share, respectively)        (14,683,625)              --
      Class Z ($0.45 and $0.00 per share, respectively)               (707)              --
--------------------------------------------------------------------------------------------
          Total distributions to shareowners                $  (41,216,632)  $   (9,128,296)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  318,584,193   $  795,417,513
Reinvestment of distributions                                   34,791,503        7,782,943
Cost of shares repurchased                                    (204,951,249)    (298,691,817)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $  148,424,447   $  504,508,639
--------------------------------------------------------------------------------------------
      Net increase in net assets                            $  114,491,084   $  576,988,592
NET ASSETS:
Beginning of period                                          1,014,508,455      437,519,863
--------------------------------------------------------------------------------------------
End of period                                               $1,128,999,539   $1,014,508,455
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $    2,690,624   $    1,345,407
============================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 43

---------------------------------------------------------------------------------------
                          '14 Shares   '14 Amount
                          (unaudited)  (unaudited)          '13 Shares   '13 Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                6,810,152   $     89,103,211     19,036,564   $ 245,707,864
Reinvestment of
   distributions             988,188         12,766,030        227,868       2,892,806
Less shares repurchased   (5,829,618)       (76,076,502)    (6,615,326)    (84,741,434)
---------------------------------------------------------------------------------------
      Net increase         1,968,722   $     25,792,739     12,649,106   $ 163,859,236
=======================================================================================
Class C
Shares sold                4,583,722   $     59,273,837     13,474,589   $ 172,196,737
Reinvestment of
   distributions             624,062          7,981,211         68,156         854,068
Less shares repurchased   (2,317,910)       (29,900,706)    (3,447,199)    (44,152,838)
---------------------------------------------------------------------------------------
      Net increase         2,889,874   $     37,354,342     10,095,546   $ 128,897,967
=======================================================================================
Class R*
Shares sold                       --   $             --            784   $      10,000
Reinvestment
   of distributions               --                 --             --              --
Less shares repurchased           --                 --             --              --
---------------------------------------------------------------------------------------
      Net increase                --   $             --            784   $      10,000
=======================================================================================
Class Y
Shares sold               12,949,355   $    170,147,994     29,120,727   $ 377,482,510
Reinvestment of
   distributions           1,083,619         14,043,646        316,841       4,036,037
Less shares repurchased   (7,553,332)       (98,972,224)   (13,233,152)   (169,797,540)
---------------------------------------------------------------------------------------
      Net increase         6,479,642   $     85,219,416     16,204,416   $ 211,721,007
=======================================================================================
Class Z**
Shares sold                    4,484   $         59,151          1,562   $      20,402
Reinvestment of
   distributions                  48                616              2              32
Less shares repurchased         (138)            (1,817)            --              (5)
---------------------------------------------------------------------------------------
      Net increase             4,394   $         57,950          1,564   $      20,429
=======================================================================================

*   Class R shares were first publicly offered on September 13, 2013.

**  Class Z shares were first publicly offered on April 26, 2013.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Financial Highlights (Consolidated)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended        Year       Year       Year
                                                                    4/30/14      Ended      Ended      Ended     5/3/10 to
                                                                    (unaudited)  10/31/13   10/31/12   10/31/11  10/31/10 (a)
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  13.33     $  11.76   $  11.25   $ 10.63   $  10.00(b)
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                            $   0.13     $   0.21   $   0.20   $  0.19   $   0.03
   Net realized and unrealized gain (loss) on investments, futures
      contracts and foreign currency transactions                      (0.02)        1.51       0.67      0.51       0.60
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations               $   0.11     $   1.72   $   0.87   $  0.70   $   0.63
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $  (0.08)    $  (0.15)  $  (0.36)  $ (0.08)  $     --
   Net realized gains                                                  (0.45)          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.53)    $  (0.15)  $  (0.36)  $ (0.08)  $     --
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                     $  (0.42)    $   1.57   $   0.51   $  0.62   $   0.63
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  12.91     $  13.33   $  11.76   $ 11.25   $  10.63
=============================================================================================================================
Total return*                                                           0.82%       14.72%      8.01%     6.60%      6.30%***
Ratio of net expenses to average net assets                             1.19%**      1.20%      1.20%     1.20%      1.20%**
Ratio of net investment income to average net assets                    1.43%**      1.82%      2.19%     2.05%      1.44%**
Portfolio turnover rate                                                  349%**       288%       175%      191%         8%***
Net assets, end of period (in thousands)                            $350,432     $335,398   $147,163   $87,316   $ 41,574
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.19%**      1.23%      1.22%     1.24%      1.94%**
   Net investment income                                                1.43%**      1.79%      2.17%     2.01%      0.69%**
=============================================================================================================================

(a) Class A shares were first publicly offered on May 3, 2010.

(b) Class A shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 45

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended        Year       Year       Year
                                                                    4/30/14      Ended      Ended      Ended     5/3/10 to
                                                                    (unaudited)  10/31/13   10/31/12   10/31/11  10/31/10 (a)
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $  13.21     $  11.66   $  11.15   $ 10.60   $  10.00(b)
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                            $   0.08     $   0.12   $   0.11   $  0.08   $   0.02
   Net realized and unrealized gain (loss) on investments, futures
      contracts and foreign currency transactions                      (0.02)        1.50       0.67      0.52       0.58
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations               $   0.06     $   1.62   $   0.78   $  0.60   $   0.60
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $  (0.05)    $  (0.07)  $  (0.27)  $ (0.05)  $     --
   Net realized gains                                                  (0.45)          --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.50)    $  (0.07)  $  (0.27)  $ (0.05)  $     --
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                     $  (0.44)    $   1.55   $   0.51   $  0.55   $   0.60
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  12.77     $  13.21   $  11.66   $ 11.15   $  10.60
=============================================================================================================================
Total return*                                                           0.47%       13.93%      7.18%     5.69%      6.00%***
Ratio of net expenses to average net assets                             1.93%**      1.98%      1.95%     2.00%      2.00%**
Ratio of net investment income to average net assets                    0.72%**      1.05%      1.43%     1.25%      0.67%**
Portfolio turnover rate                                                  349%**       288%       175%      191%         8%***
Net assets, end of period (in thousands)                            $280,457     $251,889   $104,709   $58,471   $ 20,953
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.93%**      1.98%      1.95%     2.00%      2.50%**
   Net investment income                                                0.72%**      1.05%      1.43%     1.25%      0.17%**
=============================================================================================================================

(a) Class C shares were first publicly offered on May 3, 2010.

(b) Class C shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

--------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended
                                                       4/30/14     9/13/13 to
                                                       (unaudited) 10/31/13 (a)
--------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                   $ 13.32     $ 12.87(b)
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                $  0.13     $  0.05
  Net realized and unrealized gain (loss) on
     investments, futures contracts
     and foreign currency transactions                   (0.03)       0.44
--------------------------------------------------------------------------------
Net increase in net assets from investment operations  $  0.10     $  0.49
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                $ (0.07)    $ (0.04)
  Net realized gains                                     (0.45)         --
--------------------------------------------------------------------------------
Total distributions                                    $ (0.52)    $ (0.04)
--------------------------------------------------------------------------------
Net increase in net asset value                        $ (0.42)    $  0.45
--------------------------------------------------------------------------------
Net asset value, end of period                         $ 12.90     $ 13.32
================================================================================
Total return*                                             0.75%       4.76%***
Ratio of net expenses to average net assets               1.30%**     1.36%**
Ratio of net investment income to average net assets      1.31%**     2.96%**
Portfolio turnover rate                                    349%**      288%**
Net assets, end of period (in thousands)               $    10     $    10
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses                                          1.30%**     1.36%**
  Net investment income                                   1.31%**     2.96%**
================================================================================

(a) Class R shares were first publicly offered on September 13, 2013.

(b) Class R shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 47


------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended        Year       Year       Year
                                                                    4/30/14      Ended      Ended      Ended      5/3/10 to
                                                                    (unaudited)  10/31/13   10/31/12   10/31/11   10/31/10 (a)
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  13.37     $  11.79   $  11.29   $  10.65   $  10.00(b)
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                            $   0.15     $   0.25   $   0.24   $   0.15   $   0.05
   Net realized and unrealized gain (loss) on investments, futures
      contracts and foreign currency transactions                      (0.02)        1.52       0.66       0.58       0.60
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations               $   0.13     $   1.77   $   0.90   $   0.73   $   0.65
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            $  (0.09)    $  (0.19)  $  (0.40)  $  (0.09)  $     --
   Net realized gains                                                  (0.45)          --         --         --         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.54)    $  (0.19)  $  (0.40)  $  (0.09)  $     --
------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                     $  (0.41)    $   1.58   $   0.50   $   0.64   $   0.65
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  12.96     $  13.37   $  11.79   $  11.29   $  10.65
==============================================================================================================================
Total return*                                                           1.03%       15.07%      8.33%      6.89%      6.50%***
Ratio of net expenses to average net assets                             0.90%**      0.90%      0.90%      0.90%      0.90%**
Ratio of net investment income to average net assets                    1.76%**      2.11%      2.49%      2.35%      1.78%**
Portfolio turnover rate                                                  349%**       288%       175%       191%         8%***
Net assets, end of period (in thousands)                            $498,024     $427,190   $185,648   $119,744   $ 19,875
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.95%**      0.98%      0.91%      0.98%      1.41%**
   Net investment income                                                1.71%**      2.03%      2.48%      2.67%      1.26%**
==============================================================================================================================


(a) Class Y shares were first publicly offered on May 3, 2010.

(b) Class Y shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

-----------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended
                                                          4/30/14      4/26/13 to
                                                          (unaudited)  10/31/13 (a)
-----------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                      $ 13.33      $  13.33(b)
-----------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                   $  0.08      $   0.14
  Net realized and unrealized gain on investments,
     futures contracts and foreign currency transactions     0.02         (0.03)
-----------------------------------------------------------------------------------
Net increase in net assets from investment operations     $  0.10      $   0.11
-----------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                   $ (0.09)     $  (0.11)
  Net realized gains                                        (0.45)           --
-----------------------------------------------------------------------------------
Total distributions                                       $ (0.54)     $  (0.11)
-----------------------------------------------------------------------------------
Net increase in net asset value                           $ (0.44)     $     --
-----------------------------------------------------------------------------------
Net asset value, end of period                            $ 12.89      $  13.33
===================================================================================
Total return*                                                0.75%         1.57%***
Ratio of net expenses to average net assets                  1.68%         1.05%**
Ratio of net investment income to average net assets         1.28%         2.22%**
Portfolio turnover rate                                       349%          288%**
Net assets, end of period (in thousands)                  $    77      $     21
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses                                             1.68%         1.05%**
  Net investment income                                      1.28%         2.22%**
===================================================================================

(a) Class Z shares were first publicly offered on April 26, 2013.

(b) Class Z shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 49

Notes to Financial Statements | 4/30/14 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers five classes of shares designated as Class A, Class C, Class R, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 3, 2010. Class Z shares were first publicly offered on April 26, 2013. Class R shares were first publicly offered on September 13, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y and Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

50 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 51

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At April 30, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

52 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

C.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2014 was $4,571,393. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2014 was $200,826,873.

    At April 30, 2014, open futures contracts were as follows:

    -------------------------------------------------------------------------------------
                                 Number of                                Unrealized
                                 Contracts     Settlement                 Appreciation/
    Type                         Long/(Short)  Month       Value          (Depreciation)
    -------------------------------------------------------------------------------------
    Crude Palm Oil Futures       2,275         9/14        $ 45,587,165   $  509,233
    F/C Soybean Futures            181         9/14          11,857,763      363,313
    F/C Lean Hogs Futures          375         8/14          18,292,500      323,450
    F/C Sugar Futures              437         6/14           8,672,877      (79,912)
    F/C H-shares IDX Futures      (179)        5/14         (11,211,454)      56,210
    Japanese Yen Currency
     Futures                      (750)        6/14         (91,828,125)     184,981
    -------------------------------------------------------------------------------------
                                                           $(18,629,274)  $1,357,275
    =====================================================================================

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 53 the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $9,128,296
    ----------------------------------------------------------------------------
         Total                                                        $9,128,296
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $  1,485,653
    Undistributed long-term gain                                      34,971,284
    Net unrealized appreciation                                       73,167,685
    ----------------------------------------------------------------------------
         Total                                                      $109,624,622
    ============================================================================

54 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds, tax basis adjustments on partnerships and the mark-to-market of forward foreign currency contracts and future contracts.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $48,206 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2014.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 55

    The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

    The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount

56 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The fund held no written options during the six months ended April 30, 2014.

K.  Purchased Options

    The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended April 30, 2014 was $1,624,020. Purchased options open at period end are listed at the end of the Fund's Schedule of Investments.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 57

L.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

58 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

    Open credit default swap contracts at April 30, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2014 was $38,344,617.

M.  Total Return Swap Agreements

    The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

    Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

    Open total return swap contracts at April 30, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2014 was $34,636,436.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2015.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 59

Fees waived and expenses reimbursed during the six months ended April 30, 2014 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $215,505 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $175,988
Class C                                                                  122,284
Class R                                                                       --
Class Y                                                                  302,435
Class Z                                                                       11
--------------------------------------------------------------------------------
  Total                                                                 $600,718
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $207,550 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C

60 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,158 in distribution fees payable to PFD at April 30, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2014, CDSCs in the amount of $53,600 were paid to PFD.

5. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2014, the Subsidiary represented $135,505,591 or approximately 12.0% of the net assets of the Fund.

6. Forward Foreign Currency Contracts

At April 30, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2014 was $45,420,362.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 61

Open forward foreign currency contracts at April 30, 2014 were as follows:

-------------------------------------------------------------------------------------------
                                                                             Net
                       Net          In                                       Unrealized
                       Contracts    Exchange      Settlement                 Appreciation
Currency               to Deliver   For           Date        Value          (Depreciation)
-------------------------------------------------------------------------------------------
AUD (Australian
  Dollar)              (3,002,987)  $(2,784,971)  5/5/14      $ (2,790,977)  $ (6,006)
AUD (Australian
  Dollar)              (3,150,463)   (2,921,739)  5/5/14        (2,928,040)    (6,301)
AUD (Australian
  Dollar)              (3,079,471)   (2,855,902)  5/5/14        (2,862,061)    (6,159)
AUD (Australian
  Dollar)               9,807,433     9,095,413   5/5/14         9,115,028     19,615
BRL (Brazilian Real)   11,719,510     5,253,501   5/5/14         5,252,677       (824)
CHF (Swiss Franc)         499,198       567,916   5/2/14           567,303       (613)
CHF (Swiss Franc)         202,577       230,384   5/2/14           230,214       (170)
CHF (Swiss Franc)         268,693       305,506   5/6/14           305,350       (156)
CHF (Swiss Franc)         768,585       870,819   5/5/14           873,442      2,623
CHF (Swiss Franc)         515,562       583,677   5/5/14           585,899      2,222
CHF (Swiss Franc)         390,725       442,346   5/5/14           444,030      1,684
EURO (European
  Euro)                   (63,541)      (87,668)  5/5/14           (88,144)      (476)
EURO (European
  Euro)                  (724,103)   (1,002,086)  5/2/14        (1,004,475)    (2,389)
EURO (European
  Euro)                   726,692     1,004,433   5/5/14         1,008,067      3,634
EURO (European
  Euro)                 3,473,658     4,801,290   5/5/14         4,818,659     17,369
EURO (European
  Euro)                   189,142       262,227   5/2/14           262,378        151
EURO (European
  Euro)                   333,140       460,466   5/2/14           462,132      1,666
EURO (European
  Euro)                   164,244       227,150   5/5/14           227,839        689
EURO (European
  Euro)                   198,488       275,403   5/5/14           275,343        (60)
EURO (European
  Euro)                   555,207       767,408   5/5/14           770,184      2,776
EURO (European
  Euro)                   205,676       284,635   5/2/14           285,314        679
EURO (European
  Euro)                   383,087       529,503   5/5/14           531,418      1,915
EURO (European
  Euro)                 1,921,442     2,656,394   5/5/14         2,665,424      9,030
EURO (European
  Euro)                   845,887     1,169,185   5/5/14         1,173,414      4,229
GBP (British
  Pound Sterling)         540,045       912,082   5/6/14           911,974       (108)
HKD (Hong
  Kong Dollar)         (7,921,293)   (1,021,746)  5/5/14        (1,021,707)        39

62 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

-------------------------------------------------------------------------------------------
                                                                             Net
                       Net          In                                       Unrealized
                       Contracts    Exchange      Settlement                 Appreciation
Currency               to Deliver   For           Date        Value          (Depreciation)
-------------------------------------------------------------------------------------------
 HKD (Hong
   Kong Dollar)          9,110,416  $ 1,175,128   5/5/14      $ 1,175,083    $    (45)
 JPY (Japanese Yen)   (298,051,607)  (2,918,355)  5/1/14       (2,918,498)       (143)
 JPY (Japanese Yen)    150,994,303    1,479,611   5/7/14        1,478,524      (1,087)
 KRW (South
   Korea Won)       (2,166,169,693)  (2,098,328)  5/2/14       (2,096,767)       1,561
 MXN (Mexican
   Peso)                (9,187,890)    (701,719)  5/6/14         (702,852)     (1,133)
 MXN (Mexican
   Peso)                (5,958,455)    (454,743)  5/5/14         (455,808)     (1,065)
 MXN (Mexican
   Peso)                 7,680,238      586,573   5/6/14          587,520         947
 MXN (Mexican
   Peso)               108,719,416    8,300,016   5/2/14        8,316,778      16,762
 NZD (New
   Zealand Dollar)      14,008,873   12,047,630   5/2/14       12,081,248      33,618
 PHP (Philippine
   Peso)               (49,569,985)  (1,113,807)  5/5/14       (1,112,058)      1,749
 SEK (Swedish
   Koruna)              14,506,865    2,213,032   5/5/14        2,232,891      19,859
 SGD (Singapore
   Dollar)                 387,429      308,709   5/6/14          308,943         234
 SGD (Singapore
   Dollar)                 674,564      537,501   5/6/14          537,908         407
-------------------------------------------------------------------------------------------
     Total                                                                   $116,723
===========================================================================================

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2014, the Fund's expenses were not reduced under such arrangements.

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 63 of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2014, the Fund had no borrowings under the credit facility.

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2014.

---------------------------------------------------------------------------------------------
Assets:
                              Gross
                              Amounts      Net             Gross Amounts Not Offset
                              Offset       Amounts of        in the Statement of
                              in the       Assets           Assets and Liabilities
                  Gross       Statement    Presented In   -------------------------
                  Amounts of  of Assets    the Statement               Cash
                  Recognized  and          of Assets and  Financial    Collateral  Net
Description       Assets      Liabilities  Liabilities    Instruments  Received    Amount
---------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $  143,458  $ (26,735)   $  116,723     $       --   $     --    $  116,723
Futures
   contracts      $1,437,187  $ (79,912)   $1,357,275     $       --   $     --    $1,357,275
Swap contracts    $       --  $      --    $       --     $       --   $     --    $       --
Total return swap
   agreements     $3,415,816  $      --    $3,415,816     $       --   $     --    $3,415,816
---------------------------------------------------------------------------------------------
                  $4,996,461  $(106,647)   $4,889,814     $       --   $     --    $4,889,814
=============================================================================================

---------------------------------------------------------------------------------------------
Liabilities:
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Assets           Assets and Liabilities
                  Gross        Statement    Presented In   -------------------------
                  Amounts of   of Assets    the Statement               Cash
                  Recognized   and          of Assets and  Financial    Collateral  Net
Description       Liabilities  Liabilities  Liabilities    Instruments  Pledged     Amount
---------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $  26,735    $ (26,735)   $        --    $       --   $     --    $      --
Futures
   contracts      $  79,912    $ (79,912)   $        --    $       --   $     --    $      --
Swap contracts    $  91,227    $      --    $    91,227    $       --   $     --    $  91,227
Total return swap
   agreements     $      --    $      --    $        --    $       --   $     --    $      --
---------------------------------------------------------------------------------------------
                  $ 197,874    $(106,647)   $    91,227    $       --   $     --    $  91,227
=============================================================================================

64 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2014 were as follows:

--------------------------------------------------------------------------------------
Derivatives Not
Accounted for as         Asset Derivatives 2014          Liabilities Derivatives 2014
Hedging Instruments      -------------------------------------------------------------
Under Accounting         Statement of Assets             Statement of Assets
Standards Codification   and Liabilities                 and Liabilities
(ASC) 815                Location           Value        Location               Value
--------------------------------------------------------------------------------------
Forward Foreign          Net unrealized                  Net unrealized
 Currency Contracts      appreciation on                 depreciation on
                         forward foreign                 forward foreign
                         currency contracts $  116,723   currency contracts     $  --

Futures Contracts*       Net unrealized                  Net unrealized
                         appreciation on                 depreciation on
                         futures contracts  $1,357,275   futures contracts      $  --

Swap Contracts           Net unrealized                  Net unrealized
                         appreciation on                 depreciation on
                         futures contracts  $3,324,589   futures contracts      $  --
--------------------------------------------------------------------------------------
   Total                                    $4,798,587                          $  --
======================================================================================

*   Reflects unrealized appreciation (depreciation) of futures contracts (see
    Note 1C). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                  Change in
Derivatives Not                                                   Realized        Unrealized
Accounted for as                                                  Gain or         Appreciation
Hedging Instruments                                               Loss on         (Depreciation)
Under Accounting                                                  Derivatives     on Derivatives
Standards Codification    Location of Gain or (Loss) on           Recognized      Recognized
(ASC) 815                 Derivatives Recognized in Income        in Income       in Income
-------------------------------------------------------------------------------------------------
Futures Contracts         Net realized gain (loss) on
                          futures contracts                       $(6,838,833)

Futures Contracts         Change in unrealized appreciation
                          (depreciation) on futures contracts                     $ 948,671

Forward Foreign           Net realized gain (loss) on forward
Currency Contracts        foreign currency contracts and
                          other assets and liabilities
                          denominated in foreign currencies       $  (665,655)

Forward Foreign           Change in unrealized appreciation
Currency Contracts        (depreciation) on forward foreign
                          currency contracts and other assets
                          and liabilities denominated in
                          foreign currencies                                      $ (327,974)

Swap Contracts            Net realized gain (loss) on
                          swap contracts                          $  (233,267)

Swap Contracts            Change in unrealized appreciation
                          (depreciation) on swap contracts                        $3,324,589

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 65

11. Subsequent Event

Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal year, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(i)(v) of Regulation S-K under the Securities and Exchange Act of 1934.

66 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Real Return Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

PIM also serves as the investment adviser to Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for the Subsidiary (the Subsidiary Management Agreement) for another year. The factors considered by the

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 67

Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2013 and in the second quintile of its Morningstar category for the three year

68 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays PIM a management fee at the same rate that the Fund pays PIM.

The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 69 clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

70 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 71

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              Daniel K. Kingsbury, President*
David R. Bock                          Mark D. Goodwin, Executive
Benjamin M. Friedman                      Vice President
Margaret B.W. Graham                   Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                    Christopher J. Kelley,
Secretary Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

*** Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

72 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

                           This page for your notes.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 73

                           This page for your notes.

74 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

                           This page for your notes.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14 75

                           This page for your notes.

76 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 24879-03-0614




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date June 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date June 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 27, 2014

* Print the name and title of each signing officer under his or her signature.